                                                                   Exhibit 10.10

                         BANDWIDTH / CAPACITY AGREEMENT

                                     BETWEEN

                         GLOBAL CROSSING BANDWIDTH, INC.

                                       AND

                             LIMELIGHT NETWORKS, LLC

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                       1

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                                TABLE OF CONTENTS

SECTION
-------

     Definitions
1.   Services; Circuit/Port Term and Renewal; Circuit/Port Availability Date
2.   Term of the Agreement
3. Billing and Payment; Minimum Commitments; Status and Responsibility for Telecommunications Costs
4.   Billing Disputes
5.   Termination Rights
6.   Taxes and Assessments
7.   Warranties and Limitation Of Liability; Credits for Qualifying Outages
8.   Indemnification
9.   Relationship and Representation
10.  Force Majeure
11.  Waivers
12.  Assignment
13.  Confidentiality; Use of Intellectual Property
14.  Integration
15.  Construction
16.  Governing Law
17.  Notices
18.  Compliance with Laws; Provision of Reasonable Assurance of Compliance
19.  Third Parties
20.  Survival of Provisions
21.  Unenforceable Provisions
22.  Cumulative Rights and Remedies
23.  Amendments
24.  Non-Solicitation
25.  Authority

EXHIBITS
--------

Exhibit A     Schedule of Ancillary Fees
Exhibit B     Colocation Service Schedule
Exhibit B(a)  Colocation Schedule #1
Exhibit C     IP Transit Service Schedule
Exhibit C(a)  IP Transit Service

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                       2

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                         BANDWIDTH / CAPACITY AGREEMENT

This Bandwidth / Capacity Agreement ("AGREEMENT") is entered into between the provider of Service(s), Global Crossing Bandwidth, Inc. on behalf of itself and any of its affiliates that may provide a portion of the services hereunder ("GLOBAL CROSSING"), a California corporation located at 90 Castilian Drive, Goleta, CA 93117 and Limelight Networks, LLC ("LIMELIGHT" or "PURCHASER"), an Arizona limited liability company with its principal place of business located at 8936 N. Central Avenue, in Phoenix, AZ 85020 (hereinafter, Global Crossing and LimeLight may be referred to in the aggregate as "PARTIES", and each singularly as a "PARTY".)

                                     PURPOSE

LimeLight desires to purchase certain telecommunications transport services, including dedicated circuit and or/port capacity from Global Crossing, for the transport of LimeLight's telecommunications or other traffic. For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows.

      DEFINITIONS (not otherwise defined in the body of this Agreement or an attachment).

      A. "AFFILIATE" means any entity directly or indirectly controlling, controlled by or under common control with a Party.

      B. "BILLING CYCLE" is the Global Crossing billing cycle to which LimeLight's account hereunder is assigned by Global Crossing (a full billing cycle approximates 30 days).

      C. "BUSINESS DAY" is Monday through Friday, 8:00 am to 5:00 PM EST, excluding nationally recognized holidays. Unless otherwise stated, "DAYS" refers to calendar days.

      D. "DELINQUENT" (whether capitalized or not) means any invoiced amounts not properly disputed under Section 4 of this Agreement and remaining unpaid on the due date of the invoice, or invoiced and unpaid amounts after any point at which the disputed claim is not resolved in Purchaser's favor.

      E. "Telecommunications" shall have the meaning assigned to it in the Telecommunications Act of 1996.

1.    SERVICES; CIRCUIT/PORT TERM AND RENEWAL; CIRCUIT/PORT AVAILABILITY DATE:

      1.1 SERVICES: LimeLight seeks certain services, as defined herein, and Global Crossing shall, in accordance with the terms of this Agreement, provide LimeLight with DS-1, DS-3, OC-3, OC-12, OC-48, Fast Ethernet, and Gigabit Ethernet circuit and port capacity and other applicable services as the same may be ordered by LimeLight, and as the order is accepted by Global Crossing hereunder from time to time. All such circuit and/or port capacity and related services are collectively referred to as the "SERVICES" Notwithstanding any other provision of this Agreement, Global Crossing shall not be required to provide to Purchaser any Service which would require that Purchaser be a carrier in the event that Purchaser is not a carrier, and does not elect to be certified as one.

      1.2 SERVICE RENEWAL: Unless one Party provides the other with at least ninety (90) days prior written notice of its intent not to renew a Service after the Service's minimum commitment period expires, then, unless the Parties agree otherwise in writing, a Service shall automatically renew for an additional [ * ] period. The foregoing notice and renewal process shall also apply for each additional renewal period.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

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      1.3   DELIVERY OF A SERVICE: Upon receipt of a complete and accurate service order for a Service, Global Crossing shall notify LimeLight of its target date for the delivery of such Service (the "ESTIMATED AVAILABILITY DATE"). Any Estimated Availability Date given by Global Crossing to LimeLight shall be subject to Global Crossing's then-current standard (or in an appropriate case, expedited) interval guidelines. Global Crossing shall use reasonable efforts to install each Service on or before the Estimated Availability Date, but the inability of Global Crossing to deliver a Service by such date, or within the interval guidelines, shall not be deemed a breach of this Agreement by Global Crossing. If Global Crossing fails to make any Service available within ninety (90) days after a mutually agreed upon due date established after acceptance by Global Crossing of the service order with respect to such Service (or such greater time as is set forth in the interval guidelines), LimeLight's sole remedy for later delivery shall be to cancel the service order which pertains to such circuit and/or port upon ten
            (10) days prior written notice to Global Crossing.

      1.4 INTERCONNECTION WITH PURCHASER: At each end of the city pairs on which LimeLight orders Services, Global Crossing shall provide appropriate equipment in its POP locations identified on the lists accompanying the applicable service schedules attached to this Agreement, and necessary to connect the Services to LimeLight's Interconnection Facilities. The POPs will vary depending on the Services provided. Reference to POPs in this Agreement shall refer only to those POPs available from Global Crossing for the relevant Services. If LimeLight desires to install its own equipment in one or more POPs, and Global Crossing, in its sole discretion, agrees to such installation, the Parties shall execute a collocation agreement acceptable to both Parties. The form of collocation agreement will depend upon whether LimeLight is or is not a carrier. LimeLight agrees that its Interconnection Facilities shall connect to the Services provided by Global Crossing hereunder at the network interface points located in the Global Crossing POPs. As used herein, the term "INTERCONNECTION FACILITIES" shall mean transmission capacity provided by LimeLight or its third party supplier to extend the circuits or other Services provided by Global Crossing from a POP to any other location (e.g., a local access telephone service provided by a local telephone company). Global Crossing will treat as telecommunications any transmission which it determines, in its sole discretion, requires such treatment; provided however that Global Crossing shall first advise Purchaser of such fact and provide an opportunity for Purchaser to respond.

      1.5 LOCAL INTERCONNECTION: For appropriate Services, including OC-N, DS-3 and lesser capacity circuits, Global Crossing shall use reasonable efforts to order local interconnection Facilities on behalf of LimeLight from LimeLight's designated supplier, or if LimeLight permits, a supplier selected by Global Crossing, with LimeLight remaining the customer of record for such facilities. LimeLight shall furnish Global Crossing with an acceptable letter of agency. LimeLight shall be billed directly by the supplier of such Interconnection Facilities, and shall defend and indemnify Global Crossing from any loss or liability incurred by Global Crossing as a result of Global Crossing's ordering Interconnection Facilities from any third party on LimeLight's behalf, including indemnifying Global Crossing with respect to all Telecommunications Costs, as hereinafter defined. LimeLight may, at its election, but subject to Global Crossing's prior written approval, order its own Interconnection Facilities. If any party other than Global Crossing provides Interconnection Facilities, then unavailability, incompatibility, delay in installation, or other impairment of Interconnection Facilities shall not excuse LimeLight's obligation to pay Global Crossing all rates or charges applicable to the circuits or ports, whether or not they are useable by LimeLight.

      1.6 JURISDICTIONAL AND OTHER TRAFFIC INFORMATION: Global Crossing may require periodic estimates of the traffic mix of Purchaser, and the status of such traffic as interstate or other, whether or not such traffic constitutes telecommunications.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                       4

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2.    TERM OF THE AGREEMENT:

      2.1 INITIAL TERM This Agreement is binding on the Parties upon the date of execution by Global Crossing (after signature by Purchaser) (the "EFFECTIVE DATE") and, subject to the termination provisions of this Agreement, shall continue in effect for a period of [ * ] (the "Initial Term"). If a circuit or port remains installed beyond the Initial Term, then this Agreement shall remain in effect as long as such Service remains installed hereunder.

      2.2 AGREEMENT AUTOMATIC RENEWAL: This Agreement renews automatically for successive [ * ] periods at the expiration of the Initial Term, unless cancelled in accordance with the termination provisions of this Agreement. The Initial Term and any renewal term shall constitute a "Term".

      2.3 AGREEMENT CANCELLATION: Either Party may terminate this Agreement upon expiration of a Term upon written notice given not less than ninety (90) days prior to the expiration of the then-current Term.

      2.4 NON-CANCELLATION OF CERTAIN SERVICES: Cancellation of the Agreement terminates Purchaser's right to obtain new Services from Global Crossing. The Parties acknowledge and agree that, except with respect to termination of this Agreement for a Party's uncured breach, termination of this Agreement shall not terminate certain of the Services with a Term set out in the applicable Exhibits, and in any event shall not relieve Purchaser from the obligation to pay for all Services used.

3. BILLING AND PAYMENT; MINIMUM COMMITMENTS; STATUS AND RESPONSIBILITY FOR TELECOMMUNICATIONS COSTS

      3.1 PURCHASER OBLIGATIONS TO PAY; PURCHASER'S STATUS: LimeLight shall pay Global Crossing for the Services at the rates and charges set out in an Exhibit to this Agreement, or as the Parties may otherwise agree in writing. LimeLight is also liable for applicable taxes and governmental assessments with respect to its use of the Services. If LimeLight is required to provide security hereunder, then Global Crossing is not obligated to accept orders, or provide or continue to provide any Services , until the required security is received by Global Crossing. If LimeLight is an existing customer of Global Crossing, the rates and charges set forth herein shall be effective with LimeLight's first full Billing Cycle following the later of the Effective Date of this Agreement or the date Global Crossing receives any security required hereunder. Billing for a Service shall commence upon the earlier to occur of (i) 30 days following the date Global Crossing notifies LimeLight, in writing or via electronic transmission, that the ordered circuit or port (or other Service) is available from Global Crossing (regardless of whether or not LimeLight's Interconnection Facilities are installed and operational), or (ii) the date the ordered circuit capacity or port (or other Service) is first utilized by LimeLight (the "SERVICE DATE").

            In the event that Purchaser is determined to be subject to the requirements for the payment of any access charge, fee, assessment, payphone or other surcharge, excise or other tax, funding contribution (including any contribution for or in support of universal service, however characterized) by any governmental entity with jurisdiction (in any such case "Telecommunications Cost(s)", or elects to accept or accede to such requirement(s), then Purchaser shall immediately and without delay notify Global Crossing of such event and thereafter, if Purchaser has not elected to terminate the provision of its services in such jurisdiction in whole or in part, then Purchaser shall become responsible for all such Telecommunications Costs.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

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            In the event that Purchaser is deemed an "end user", Global Crossing may, at its election, immediately assign this Agreement to one or more of its affiliates that primarily serve end users, collecting such Telecommunications Costs as their agent, and Purchaser shall execute or allow Global Crossing as its agent to execute such changes in presubscribed interexchange carrier authorization as is required to achieve such end.

      3.2 SECURITY: LimeLight shall not initially be required to provide security to Global Crossing under a [ * ] day payment term (Section
            3.7 hereunder).

      3.3 SECURITY OPTIONS: LimeLight shall have a one time option, during the first [ * ] following the Start of Service Date of this Agreement, upon [ * ] days prior written notice to Global Crossing to modify its payment Due Date (Section 3.7 hereunder) to one of the following options:

            OPTIONS    DUE DATE    REQUIRED SECURITY
            -------    --------    -----------------
            Option 1   [ * ]       Security deposit equaling [ * ] of
                                   LimeLight's prior month's Invoice total, or
            Option 2   [ * ]       Security deposit equaling [ * ] of
                                   LimeLight's prior month's Invoice total

            Any written notice to Global Crossing from LimeLight requesting such modification shall be accepted at Global Crossing's sole discretion, and only with Global Crossing's written approval, which approval shall not be unreasonably withheld. Then, upon Global Crossing's receipt of the required security LimeLight's Due Date shall be adjusted appropriately via amendment format with LimeLight's new Due Date commencing in LimeLight's next full Billing Cycle following execution of the amendment by Global Crossing. Provided LimeLight maintains good payment history with Global Crossing, then, in the event LimeLight exceeds its Monthly Credit Limit, Global Crossing may, at any time, require additional security of its choice from LimeLight in an amount equal to [ * ] of LimeLight's usage above the Monthly Credit Limit as a condition to continuing to provide Service to LimeLight. Should LimeLight's payment history be less than desirable in Global Crossing's sole judgment, then Global Crossing may require additional security if LimeLight's charges for the Services are projected to exceed its Monthly Credit Limit (based on Global Crossing's measurement of LimeLight's daily usage run rate) or does exceed it Monthly Credit Limit, in an amount that equals LimeLight's prior month's Invoiced amount, as a condition to continuing to provide Service to LimeLight. Any additional security provided by LimeLight to Global Crossing in compliance with the above listed requirements shall be provided within [ * ] of LimeLight's receipt of Invoice (if the security is to be other than a letter of credit and within [ * ] if the security is to be a letter of credit).

            Security shall be provided in the form of either: 1) a cash deposit, or 2) an irrevocable, stand-by letter of credit (LOC) from a financial institution and in a format acceptable to Global Crossing. Cash deposits shall bear interest at the rate for telephone security deposits set by the Public Utility/Public Service Commission in the state where LimeLight is headquartered.

      3.4 SECURITY REVIEW: Global Crossing agrees, in good faith and at its sole discretion, to review LimeLight's financial statements and payment history following [ * ] Billing Cycle's to determine if LimeLight may require any adjustment to its current security status.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

      3.5 PURCHASER CREDIT LIMIT: LimeLight's initial monthly credit limit hereunder shall be [ * ], (the "Monthly Credit Limit"). In the event LimeLight is delinquent in payment of an Invoice, or (ii) LimeLight's overall financial condition changes adversely during the term hereof (in Global Crossing's reasonable business judgment), and Global Crossing does not have security from LimeLight in an amount equal to LimeLight's highest Invoice over the prior six month period (or such lesser period if this Agreement has not been in effect for six months), Global Crossing may require security of its choice from LimeLight at [ * ] such amount. Any such security shall be provided by LimeLight to Global Crossing within [ * ] if the security is to be other than a letter of credit or within [ * ] if the security is to be a letter of credit from LimeLight receipt of Global Crossing's written request for additional security.

      3.6 INVOICING: Global Crossing agrees to use commercially reasonable efforts to invoice LimeLight via facsimile on or about the fifth Business Day after the close of each Billing Cycle for the Services and for any other sums due Global Crossing ("INVOICE").

      3.7 PAYMENT DUE DATE: Each Invoice shall be paid by LimeLight, via wire transfer in immediately available U.S. funds, so that the full payment is received by Global Crossing no later than [ * ] from the date of the Invoice (the "DUE DATE"). Time is of the essence with respect to payments under this Agreement. The Parties agree that (i) the Invoice date will be the same day the Invoice is faxed to LimeLight, and (ii) the Invoice will be faxed on a Business Day, followed by a confirmation copy sent by first class U.S. mail. Any Invoice not properly disputed under Section 4 hereof and not paid by the Due Date shall bear late payment fees at the rate of 1-1/2% per month (or such lower amount as maybe required by law) until paid. Payments shall be made as follows:

            Wire Transfer Instructions (subject to change by Global Crossing)

            Firstar Bank, N.A.
            425 Walnut Street
            Cincinnati, OH 45201
            [ * ]
            For Credit to: Global Crossing Bandwidth, Inc.
            [ * ]
            Special Instructions: For further credit to
                                                       -------------------------
                                                      LimeLight's Account Number

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

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      3.8   PURCHASER'S CONTACT FACSIMILE NUMBER: The LimeLight facsimile number and contact for purposes of this Section 3. are 602-850-5001,
            Attention: Accounts Payable. LimeLight may change the facsimile number and contact upon written notice to Global Crossing.

      3.9 MONTHLY RECURRING CHARGES: Monthly recurring charges ("MRC") shall be invoiced by Global Crossing on a monthly basis in advance and non-recurring charges shall be invoiced in arrears. If the Service Date for any circuit or port (or other Service) falls on other than the first day of any Billing Cycle, the initial charge to LimeLight shall consist of: (i) the pro-rata portion of the applicable monthly charge covering the period from the Service Date to the first day of the subsequent Billing Cycle, and (ii) the monthly charge for the following Billing Cycle.

      3.10 CIRCUMSTANCES FOR RATE CHANGE AND PURCHASER OPTION: The pricing in this Agreement and any attached Exhibits applies only to the Services provided between or connected to the "on-net" nodes set out in the relevant Exhibit for Service. If Global Crossing's cost in providing the Services is increased due to circumstances beyond its reasonable control, or Global Crossing elects to pass through any governmental or regulatory assessments related to its provision of the Services, then Global Crossing may revise the rates and charges in this Agreement and any attached Exhibits upon [ * ] days written notice to LimeLight. LimeLight may cancel any Services subject to a rate/charge increase (other than increases resulting from governmental or regulatory assessments) upon written notice to Global Crossing given no later than [ * ] after LimeLight's receipt of the increase notice.

      3.11 MINIMUM CIRCUIT AND PORT TERMS AND CHARGES: LimeLight shall be liable for the applicable minimum circuit and/or port terms and minimum circuit and/or port commitment charges set out in the Exhibits.

      3.12 PURCHASER OBLIGATIONS REGARDING OTHER CHARGES AND COSTS: LimeLight agrees to pay Global Crossing for any costs incurred by Global Crossing, including without limitation, direct internal costs and any local service provider contract termination charges, with respect to ordered circuits, local loops or other Services canceled prior to installation or the completion of any term commitment made by LimeLight under this Agreement for such circuit, local loop or Services. Further, LimeLight may be liable for additional early termination or cancellation charges as set out in the Ancillary Fee Schedule. LimeLight agrees to pay to Global Crossing any and all local exchange carrier ("LEC") assessed charges (other than access charges otherwise included within the pricing in this Agreement), and all third party and governmental and regulatory charges or assessments levied upon Global Crossing as a result of Services provided to LimeLight, such as but not limited to:

            A. Reasonable direct administrative costs incurred for implementation of ordering, network routing, billing, provisioning or other support services outside of Global Crossing's normal procedures and support services; and

            B. Any applicable ancillary fees and charges set out in the attached Exhibit A, as the same may be modified from time to time by Global Crossing upon written notice to LimeLight.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

      3.13 MINIMUM PERIODIC CHARGE: Beginning in LimeLight's first (1st.) Billing Cycle hereunder, LimeLight shall be liable for the following minimum charge(s) per Billing Cycle for all of the Services (the "MINIMUM CHARGE").

            BILLING CYCLE                                                MINIMUM CHARGE
            -------------                                                --------------
            First Billing Cycle                                               [ * ]
            Second Billing Cycle                                              [ * ]
            Third Billing Cycle                                               [ * ]
            Fourth Billing Cycle                                              [ * ]
            Fifth Billing Cycle                                               [ * ]
            Sixth Billing Cycle                                               [ * ]
            Seventh Billing Cycle                                             [ * ]
            Eighth Billing Cycle                                              [ * ]
            Ninth Billing Cycle                                               [ * ]
            Tenth Billing Cycle                                               [ * ]
            Eleventh Billing Cycle                                            [ * ]
            Twelfth Billing Cycle                                             [ * ]
            Thirteenth Billing Cycle and each Billing Cycle thereafter        [ * ]

            If LimeLight's net charges (after any available discounts hereunder) for the Services during a Billing Cycle are less than the Minimum Charge, LimeLight shall pay the shortfall. Governmental assessments and surcharges, non-recurring charges, local loop and third party and regulatory pass-through charges are not included when calculating the Minimum Charge.

      3.14 EARLY TERMINATION CHARGES FOR SERVICE CANCELLATION: If a Service is canceled prior to expiration of its minimum term commitment, except if canceled by LimeLight under Sections 3.10 and/or 5.2 hereof, or this Agreement is terminated for Global Crossing's uncured breach as defined in 5.4, LimeLight shall be liable for, and shall pay to Global Crossing upon demand, an early termination fee in an amount equal to the applicable monthly per circuit and per port minimum charge times the number of months remaining on the unexpired term commitment (whether the initial or a renewal term) for the circuit / port.

      3.15 PAYMENT NOT A PENALTY: LimeLight agrees that any minimum charge shortfall and any early termination fees for which it may be liable under this Agreement are based on agreed upon minimum commitments on its part and corresponding rate concessions on Global Crossing's part, and are not penalties or consequential or other damages under
            Section 7. 3 hereof.

      3.16 SINGLE RELATIONSHIP: LimeLight agrees that any material breach of any other agreement it may have with Global Crossing or a Global Crossing Affiliate shall be deemed a material breach of this Agreement. "AFFILIATE" means any entity directly or indirectly controlling, controlled by or under common control with Global Crossing.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

4.    BILLING DISPUTES:

      LimeLight shall have the affirmative obligation of providing written notice to Global Crossing of any dispute with an Invoice no later than [ * ] Days after the Invoice date. LimeLight must provide in its written notification sufficient detail regarding the dispute, including without limitation, Invoice number, Billing Cycle, dispute period, amount in dispute, product, reason for dispute, and supporting documentation and must be filed on the Global Crossing billing dispute form and pursuant to the Global Crossing billing dispute procedures in effect at the time the dispute is filed. LimeLight may withhold payment only on amounts so disputed within 30 Business Day after the Invoice date. Global Crossing will use reasonable efforts to resolve and communicate its resolution of any dispute filed in accordance with the requirements of this Section 4 within [ * ] Days of its receipt of the dispute notice. If the dispute is resolved in Global Crossing's favor, any amounts to be paid by LimeLight shall be immediately due and payable and shall be subject to the late payment charges under Section 3.5 hereof retroactive to the Due Date of the disputed Invoice. If LimeLight does not report a dispute with respect to an Invoice within the said [ * ] Day period, LimeLight is deemed to have waived its dispute rights for the Invoice and to have agreed to pay the same. Notwithstanding anything herein to the contrary, LimeLight shall not withhold any disputed amounts while its Global Crossing account is delinquent, and claims of fraudulent usage shall not constitute a valid basis for a dispute.

5.    TERMINATION RIGHTS:

      5.1 FAILING/FAILED BUSINESS: Either Party may terminate this Agreement upon the other Party's insolvency, inability to pay its debts as they come due, dissolution or cessation of business operations.

      5.2 REVIEW ON CERTAIN REGULATORY CHANGES: If the FCC, a state PSC or a court of competent jurisdiction issues a rule, regulation, law or order ("Order") which has the effect of canceling, changing, or superseding the status of Purchaser, and which would require Purchaser to incur any Telecommunications Costs, then the Parties shall immediately confer to address the need to modify this Agreement to accommodate such Order, and in the event that the parties do not agree on the future status of the Services in light of the Order, then this Agreement shall be deemed modified in such a way as to place upon Purchaser all obligations with respect to PSC or other payments, obligations or filings. If Purchaser does not agree to undertake responsibility for such obligations, and such obligations do not materially and adversely impact the rates and charges provided to Purchaser under this Agreement, then Global Crossing may terminate this Agreement, including collection of the sums identified in Section 5.5. If Purchaser does not agree to undertake responsibility for such obligations, and such obligations do materially and adversely impact the rates and charges provided to Purchaser under this Agreement, then either Party may terminate this Agreement without liability upon thirty days written notice to the other Party.

      5.3 NONPAYMENT: Global Crossing may, upon [ * ] written notice, immediately terminate this Agreement for (i) LimeLight's failure to pay any delinquent invoice, or (ii) to pay any security or additional security within the time-frame required under this Agreement.

      5.4 UNCURED BREACH: In the event of a breach of any material term or condition of this Agreement by a Party (other than a failure to pay or provide security which is covered under Section 5.3 hereof), the other Party may terminate this Agreement upon [ * ] written notice, unless the breaching Party cures the breach during the [ * ] period. A breach that cannot be reasonably cured within a [ * ] period may be addressed by a written waiver of this paragraph signed by the Parties.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

      5.5 EARLY TERMINATION CHARGE FOR AGREEMENT TERMINATION: If this Agreement is terminated prior to expiration of any Service's term commitment, including any circuit or port, except if terminated by LimeLight under Section 5.4 hereof for an uncured breach by Global Crossing, Section 5.2 hereof for change in regulatory status of Purchaser which materially and adversely impacts the rates and charges provided to Purchaser, then LimeLight shall pay to Global Crossing upon demand an early termination fee in an amount equal to the [ * ] of each existing Service's monthly minimum commitment, times the number of months remaining on each Service's minimum commitment period. The parties agree that such amount would be a reasonable approximation of the amount due to Global Crossing, and that such amount constitutes liquidated damages and not a penalty. If the Agreement is terminated prior to Purchaser meeting any purchase requirement of this Agreement, then LimeLight shall pay to Global Crossing upon demand an early termination fee in an amount equal to [ * ] that would have been paid to Global Crossing had the Agreement remained in effect through the end of the then-current Term.

6.    TAXES AND ASSESSMENTS:

      LimeLight is responsible for the collection and remittance of all governmental assessments, surcharges and fees pertaining to its resale of the Services (other than taxes on Global Crossing's net income) (collectively, "TAXES"). LimeLight shall provide Global Crossing with, and maintain, valid and properly executed certificate(s) of exemption for the Taxes, as applicable.

7.    WARRANTIES AND LIMITATION OF LIABILITY: CREDITS FOR QUALIFYING OUTAGES:

      7.1 WARRANTY LIMITATION: The Services that are dedicated circuits shall be provided by Global Crossing in accordance with the applicable technical standards established for dedicated circuit capacity by the telecommunications industry for a digital fiber optic network. GLOBAL CROSSING MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO TRANSMISSION, EQUIPMENT OR SERVICE PROVIDED HEREUNDER, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR FUNCTION. PURCHASER'S SOLE REMEDY IN THE EVENT OF ANY BREACH OF ANY PROMISE, REPRESENTATION OR WARRANTY UNDER THIS AGREEMENT SHALL BE THE [ * ] SET OUT IN THIS AGREEMENT OR IN ANY GOVERNING TARIFF THAT IS APPLICABLE TO THE SERVICE, WHICH SHALL NOT IN ANY CASE EXCEED THE AMOUNTS [ * ] IN WHICH PURCHASER MAY MAKE A CLAIM.

      7.2 NO INCIDENTAL OR CONSEQUENTIAL DAMAGES: In no event shall either Party be liable to the other Party for incidental and consequential damages, loss of goodwill, anticipated profit, or other claims for indirect damages in any manner related to this Agreement or the Services.

8. INDEMNIFICATION: Each Party shall defend and indemnify the other Party and its directors, officers, employees, representatives and agents from any and all claims, taxes, penalties, interest, expenses, damages, lawsuits or other liabilities (including without limitation, reasonable attorney fees and court costs) relating to or arising out of (i) acts or omissions in the operation of its business, and (ii) its breach of this Agreement; provided, however, Global Crossing shall not be liable and shall not be obligated to indemnify LimeLight, and LimeLight shall defend and indemnify Global Crossing hereunder, for any claims by any third party, including LimeLight's customers, with respect to services provided by LimeLight which may incorporate any of the Services.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

      Purchaser unconditionally agrees that it will indemnify and hold harmless Global Crossing with respect to any and all Telecommunications Costs that Global Crossing may be required to incur, pay, credit, return or setoff as a result of any actions or inactions of Purchaser, including Purchaser's failure to establish a status that reflects its position under law. Purchaser also agrees unconditionally that it will indemnify and hold harmless Global Crossing with respect to any and all content with which it may become involved in the provision of its services, including any content of third parties, to the extent that its offerings may have statutory or other obligations that apply to Purchaser's involvement in any way with content.

9. RELATIONSHIP AND REPRESENTATION: The Parties acknowledge and agree that the relationship between them is solely that of independent contractors. Neither Party, nor their respective employees, agents or representatives, has any right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

10. FORCE MAJEURE: Other than with respect to failure to make payments due hereunder, neither Party shall be liable under this Agreement for delays, failures to perform, damages, losses or destruction, or malfunction of any equipment, or any consequence thereof, caused or occasioned by, or due to fire, earthquake, flood, water, the elements, labor disputes or shortages, utility curtailments, power failures, explosions, civil disturbances, governmental actions, shortages of equipment or supplies, unavailability of transportation, acts or omissions of third parties (including fiber cuts caused by third parties except as it pertains to any specified Service Level Agreement(s) within this Agreement including any Exhibits or Attachments), or any other cause beyond its reasonable control.

11. WAIVERS: No waiver of any term or condition of this Agreement shall be enforceable unless it is in writing and signed by the Party against whom it is sought to be charged. No failure or delay by either Party in exercising any right, power or remedy will operate as a waiver of any such right, power or remedy, unless otherwise provided herein. The waiver by either Party of any of the covenants, conditions or agreements to be performed by the other or any breach thereof shall not operate or be construed as a waiver of any subsequent breach of any such covenant, condition or agreement.

12. ASSIGNMENT: Neither Party may assign or transfer its rights or obligations under this Agreement without the other Party's written consent, which consent may not be unreasonably delayed withheld. Notwithstanding the foregoing, Global Crossing may assign this Agreement to its affiliates or successor-in-interest without LimeLight's consent and LimeLight may, with written notice, assign this Agreement to its affiliates or successor-in-interest without Global Crossing's consent (provided the assignee's financial condition and credit rating is comparable to or better than that of LimeLight's). Any assignment or transfer without the required consent is void.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

13. CONFIDENTIALITY; USE OF INTELLECTUAL PROPERTY: Each Party agrees that all information furnished to it by the other Party, or to which it has access under this Agreement, shall be deemed the confidential and proprietary information or trade secrets (collectively referred to as "PROPRIETARY INFORMATION") of the Disclosing Party and shall remain the sole and exclusive property of the Disclosing Party (the Party furnishing the Proprietary Information referred to as the "DISCLOSING PARTY" and the other Party referred to as the "RECEIVING PARTY"). Each Party shall treat the Proprietary Information and the contents of this Agreement in a confidential manner and, except to the extent necessary in connection with the performance of its obligations under this Agreement, neither Party may directly or indirectly disclose the same to anyone other than its employees on a need to know basis and who agree to be bound by the terms of this Section, without the written consent of the Disclosing Party. This provision does not apply to information that becomes public through no fault of the Receiving Party, is disclosed by a third party with lawful rights to disclose the information, or is disclosed pursuant to lawful requirements of a governmental agency or court with jurisdiction, is disclosed to enforce the Agreement, or is disclosed to representatives or agents of the Receiving Party who agree to be bound by this provision. Neither Party may use the name, logo, trade name, service marks, trade marks, or printed materials of the other Party, in any promotional or advertising material, statement, document, press release or broadcast without the prior written consent of the other Party, which consent may be granted or withheld at the other Party's sole discretion.

14. INTEGRATION: This Agreement and all Exhibits and other attachments incorporated herein, represent the entire agreement between the Parties with respect to the subject matter hereof and supersede and merge all prior agreements, promises, understandings, statements, representations, warranties, indemnities and inducements to the making of this Agreement relied upon by either Party, whether written or oral.

15. CONSTRUCTION: The language used in this Agreement is deemed the language chosen by the Parties to express their mutual intent. No rule of strict construction shall be applied against either Party.

16. GOVERNING LAW: Global Crossing regional service and operations centers support customer accounts in New York, California and Michigan. This Agreement will be construed and enforced in accordance with the law of the state where LimeLight's account is supported, as designated by Global Crossing in this Agreement or as designated in Exhibits or amendments to this Agreement, without regard to that state's choice of law principles. The Parties agree that any action related to this Agreement shall be brought and maintained only: (i) in the Superior court of the State of California for the County of Santa Barbara, if the designated customer support center is located in California; (ii) in a Federal or State court of competent jurisdiction located in Monroe County, New York, if the designated customer support center is located in New York; or (iii) in the Federal District Court for the Eastern District of Michigan or a State court of competent jurisdiction located in Oakland County, Michigan, if the designated customer support center is located in Michigan. The Parties each consent to the jurisdiction and venue of such courts and waive any right to object to such jurisdiction and venue.

17. NOTICES: All notices, including but not limited to, demands, requests and other communications required or permitted hereunder (not including Invoices) shall be in writing and shall be deemed given: (i) when delivered in person, (ii) 24 hours after deposit with an overnight delivery service for next day delivery, (ii) the same day when sent by facsimile transmission to the facsimile number identified below, during normal business hours, receipt confirmed by sender's equipment, or (iii) 72 hours after deposit in the United States mail, postage prepaid, registered or certified mail, return receipt requested, and addressed to the recipient Party at the address set forth below:

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

      If to Global Crossing:  Global Crossing Bandwidth, Inc
                              180 South Clinton Avenue
                              Rochester, New York 14646
                              Attn: Vice President Carrier Services
                              Facsimile #: 716-232-9168

      with a copy to:         Global Crossing Bandwidth, Inc.
                              90 Castilian Drive, Suite 200
                              Goleta, CA 93117
                              Attn: Peggy Palak, Manager, National Contract
                              Admin.
                              Facsimile #: (800) 689-2395

      If to LimeLight:        LimeLight Networks, LLC
                              8936 N. Central Avenue
                              Phoenix, AZ 85020
                              Attn: Gary Baldus, Vice President of Corporate
                              Development
                              Facsimile #: (602) 850-5001

18.   COMPLIANCE WITH LAWS; PROVISION OF REASONABLE ASSURANCES OF COMPLIANCE:
      During the term of this Agreement, the Parties shall comply with all local, state and federal laws and regulations applicable to this Agreement and to their respective businesses. Further, each Party shall procure and maintain any certifications, permits, authorizations, licenses or similar documentation as may be required by the FCC, a state Public Utility or Public Service Commission, or any other governmental body or agency having jurisdiction over its business ("AUTHORIZATIONS"). Upon the request of a Party that believes an Authorization is required to do business in a jurisdiction, the other Party shall provide justification reasonably acceptable to the inquiring Party that explains why it does not have an Authorization and the basis for any conclusion that no Authorization is needed. Global Crossing may request reasonable assurances of compliance with law by Purchaser and may take such action as is permitted by law, if reasonable assurances are not forthcoming and its financial interests may be directly and adversely affected.

19. THIRD PARTIES: The provisions of this Agreement and the rights and obligations created hereunder are intended for the sole benefit of Global Crossing and Purchaser, and do not create any right, claim or benefit on the part of any person not a Party to this Agreement, including End-Users or customers of Purchaser.

20. SURVIVAL OF PROVISIONS: Any obligations of the Parties relating to monies owed, as well as those provisions relating to confidentiality, limitations on liability and indemnification, shall survive termination of this Agreement.

21. UNENFORCEABLE PROVISIONS: The illegality or unenforceability of any provision of this Agreement does not affect the legality or enforceability of any other provision or portion. If any provision or portion of this Agreement is deemed illegal or unenforceable for any reason, there shall be deemed to be made such minimum change in such provision or portion as is necessary to make it valid and enforceable as so modified.

22. CUMULATIVE RIGHTS AND REMEDIES: Except as may otherwise be provided herein, the assertion by a Party of any right or the obtaining of any remedy hereunder shall not preclude such Party from asserting or obtaining any other right or remedy, at law or in equity, hereunder.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

23. AMENDMENTS: This Agreement is voidable by Global Crossing if the text is modified by LimeLight without the written or initialed consent of a Global Crossing Vice President. Except as may otherwise be provided herein, any amendments or modifications to this Agreement must be in writing and signed by a Global Crossing Vice President (or higher level officer) and an authorized officer of LimeLight.

24. NON-SOLICITATION: LimeLight agrees that [ * ], and for a period of [ * ] following expiration or termination of this Agreement, neither it nor its representatives will directly or indirectly solicit Global Crossing employees to leave their employment with Global Crossing.

25. AUTHORITY: Each individual executing below on behalf of a Party hereby represents and warrants to the other Party that such individual is duly authorized to so execute, and to deliver, this Agreement. By its signature below, each Party acknowledges and agrees that sufficient allowance has been made for review of this Agreement by respective counsel and that each Party has been advised by its legal counsel as to its legal rights, duties and obligations under this Agreement.

GLOBAL CROSSING BANDWIDTH, INC.           LIMELIGHT NETWORKS, LLC

By: /s/ Barrett O. MacCheyne              By: /s/ William H. Rinehart
   ------------------------------------      -----------------------------------
   Barrett O. MacCheyne, Senior Vice         William H. Rinehart, President and
   President                                 Member
   North American Carrier Service

Date:                                     Date:
     ----------------------------------        ---------------------------------

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit A
                                                                     Page 1 of 1

                           SCHEDULE OF ANCILLARY FEES

Local Loop Charges:

All local loop monthly recurring and non- recurring (installation) charges shall be on a case by case basis, based upon vendor, mileage, location and circuit speed and term.

Local Loop Cancellation Charges:

      Prior To Installation = Installation charges plus any other charges incurred in accordance with Section 3.10 of the Agreement.

      Post Installation = To the number of months remaining in the term of the Local Loop times the Local Loop Monthly Recurring Charge.

      Upgrades = To a larger size Local Loop between the same LimeLight locations shall not be subject to Cancellation Charges. The new Local Loop will be subject to all standard terms specified in this Agreement (including without limitation a minimum term commitment). All applicable third party local access charges incurred from the upgrade will be passed through at cost to LimeLight.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit B
                                                                     Page 1 of 5

                               COLOCATION SERVICES

All Colocation facilities are pending Global Crossing's Engineering approval based upon the information provided to Global Crossing by LimeLight in the Colocation Service Inquiry Form. Any approved facilities shall be presented to LimeLight as an amendment pursuant to Section 1.A. below.

1.    LICENSE:

      A. Global Crossing hereby grants LimeLight a license to occupy certain designated space (the "Space") within a designated Global Crossing premise (the "Facility"). Separate "Colocation Schedules" may be attached hereto from time to time for each separate site where Colocation will be established. All Colocation Schedules, upon their execution by both Parties, shall be incorporated herein and shall become a part hereof. By executing a Colocation Schedule, LimeLight accepts the Space on an "AS-IS, WHERE IS" basis. LimeLight may only use the Space to install, maintain, monitor, operate, replace, repair and remove certain of its telecommunications equipment (the "Equipment") as specified on the Colocation Schedule.

      B. LimeLight acknowledges that it has been granted only a license to occupy the Space and that it has no real property interests therein. LimeLight shall not utilize the Facility for any unlawful purposes, assign, mortgage, sublease, encumber or otherwise transfer any Space or license granted hereunder. Any attempt by LimeLight to encumber the Space or permit the use or occupancy by anyone other than LimeLight shall be void.

      C. LimeLight shall utilize the Space and the Equipment only in conjunction with services provided by Global Crossing. Use of the Space or Equipment with third party services or for interconnection to third parties is prohibited. Any party seeking to install any such facility or connection without the express written authorization of Global Crossing shall be denied entry to the Space.

2.    TERM AND TERMINATION:

      A. The term of a license shall be as set forth in the applicable Colocation Schedule and shall commence on the first day the Space is made available by Global Crossing (the "Commencement Date"), but shall be immediately terminable by Global Crossing upon the termination, expiration or cancellation for any reason of (i) any underlying agreement between Global Crossing and any other party involving Global Crossing's continued use of the Facility, or (ii) this Agreement. Following the expiration of the license term as set forth in the Colocation Schedule for a Space, LimeLight's license shall automatically renew on a [ * ] basis in accordance with the same terms and conditions specified herein, unless terminated by either LimeLight or Global Crossing upon [ * ] days prior written notice.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit B
                                                                     Page 2 of 5

      B. Global Crossing shall not be liable to LimeLight in any way as a result of Global Crossing's failure (for any reason) to tender possession of the Space to LimeLight on or before the commencement date listed in the Colocation Schedule. Any delay in tendering possession of the Space to LimeLight for any reason other than the acts or omissions of LimeLight shall relieve LimeLight of its obligation to pay the monthly recurring charges (MRC) set forth in the Colocation Schedule until possession of the Space is delivered to LimeLight. Provided that if Global Crossing fails to make any Space available within ninety [ * ] after the Scheduled Commencement Date, LimeLight's sole remedy for later delivery shall be to cancel the service order for the Space prior to actual delivery of the Space upon ten (10) days prior written notice to Global Crossing.

      C. If a Colocation is canceled after installation but prior to expiration of its minimum term commitment, except if canceled by LimeLight (i) under paragraph 2(b) above (ii) for Global Crossing's uncured breach, or (iii) Global Crossing's inability to provide another Service required for LimeLight to make use of this Colocation (e.g. loss of circuit capacity by Global Crossing at this facility), LimeLight shall be liable for, and shall pay to Global Crossing, an early termination fee in an amount equal to [ * ] for the Colocation.

3.    CHARGES, FEES AND TAXES:

      A. MRCs shall be payable in advance and without notice or demand and without abatement, deduction, counterclaim or setoff commencing on the first day the Space is made available by Global Crossing and on the first day of each calendar month thereafter. Installation and non-recurring charges are due when invoiced. MRCs shall be prorated for partial months. The MRCs may be increased from time to time during the term of the license by reason of (i) any increases payable by Global Crossing to its landlord(s) under the lease for the Facility or Rights of Way in which the Space is located; (ii) any increases incurred by Global Crossing in any of the services to the Facility procured by Global Crossing directly from the provider thereof; and (iii) any increases in real property taxes assessed against the Facility which Global Crossing is liable to pay. LimeLight's share of any such increases shall be pro-rated based on the number of innerduct linear feet in the Space as a percentage of the total number of innerduct linear feet in the Facility.

      B. In addition, LimeLight shall be fully responsible for the prompt payment of all federal, state or local taxes, however denominated, based on or calculated with respect to the amounts payable by LimeLight (including but not limited to sales/use, rental and gross receipts taxes or surcharges) and all taxes (including, but not limited to franchise, income and miscellaneous taxes) which are the liabilities of LimeLight under (i) appropriate standard industry practices (including telecommunications, fiber optic and rental industries), (ii) applicable law and (iii) as otherwise agreed at any time between LimeLight and Global Crossing; provided, however, the taxes on Global Crossing's income and property shall be the sole responsibility of Global Crossing.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit B
                                                                     Page 3 of 5

4.    MAKE-READY:

      If applicable, LimeLight shall pay Global Crossing the amount set forth in each Colocation Schedule for the cost of engineering or improvements to the Space required to be made by Global Crossing in order to accommodate LimeLight's Colocation into the Space (the "Make-Ready Fee"). The Make-Ready Fee shall be payable to Global Crossing upon LimeLight's execution of the Colocation Schedule for the Space. Title to such improvements shall remain vested in Global Crossing.

5.    MAINTENANCE:

      A. Global Crossing shall be responsible for maintenance of the Facility and the Space. LimeLight shall not make any alterations, changes, additions or improvements to either the Facility or the Space without Global Crossing's prior written consent. LimeLight agrees to maintain and repair all of its Equipment placed in the Space at LimeLight's expense and shall be responsible for all costs associated with the configuration, installation, interconnection and operation of the Equipment, including without limitation, transportation related costs and any electrical or other work which must be completed in order to interconnect the Equipment.

      B. LimeLight's Maintenance responsibilities include, but are not limited to, the following:

            (i) LimeLight shall arrange for the transit delivery of all Equipment to the Space at its sole cost and expense.

            (ii) LimeLight shall provide Global Crossing with reasonable prior notice (not less than two (2) business days) of the actual delivery date of the Equipment.

            (iii) LimeLight shall not cause harm to the Space or the Facility of
                  Global Crossing, or third parties.

            (iv) LimeLight shall not interfere in any way with Global Crossing's use or operation of the Facility or with the use or operation of any third party facilities.

            (v) LimeLight shall not physically conflict or electrically interfere with the facilities of Global Crossing or third parties.

            (vi) LimeLight shall be in full compliance with telecommunication industry standards, NEC and OSHA requirements, and in accordance with Global Crossing's requirements and specifications.

            (vii) All Equipment must be mounted on racks, and using appropriate brackets, except where otherwise expressly permitted in writing by Global Crossing. LimeLight is solely responsible for assuring that the Equipment is mounted in an efficient and appropriate manner.

            (viii) All cabling regardless of location, shall be tied and organized, run to the side of the rack, and labeled. Connectors must be secured in the interface socket.

            (ix) LimeLight must provide for remote access (via modem or other means) where available, in order to administer, configure, monitor and operate the Equipment.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit B
                                                                     Page 4 of 5

            (x) LimeLight shall, at all times, comply with Global Crossing's rules and regulations regarding access to its facilities, including without limitation, adequate notice before entry (not less than [ * ] except in emergencies), appropriate dress and professional conduct. Global Crossing may remove any personnel of LimeLight not in compliance with its rules and regulations and may prohibit access by any person at its discretion.

            (xi) LimeLight shall utilize only Global Crossing's facilities and Global Crossing's network for the provision of its services, and facilities of third parties or connections to third party facilities are prohibited. Any party seeking to install any such facility or connection without the express written authorization of Global Crossing shall be denied entry to the Space. LimeLight, however, may employ non-Global Crossing services only when such services are not offered by Global Crossing.

6.    APPROVALS:

      A. LimeLight shall submit to Global Crossing all building construction and electrical requirements and architectural and engineering drawings indicating the proposed installation for approval. LimeLight may not perform any construction or install any Equipment without written approval from Global Crossing. Global Crossing reserves the right to accept or reject LimeLight's design at its sole discretion. All costs of design work shall be LimeLight's responsibility. LimeLight shall also be required to complete the Colocation Request For Information form.

      B. Global Crossing shall inspect the completed installation and must approve the same in writing before LimeLight is allowed to utilize the Equipment for any reason. Any installations that do not comply with the approved drawings will be subject to rejection by Global Crossing. Global Crossing also reserves the right to order reasonable modifications to any installations.

      C. LimeLight is solely responsible for obtaining any and all necessary building permits or other authorizations required for Colocation of its Equipment.

7.    INSURANCE AND INDEMNITY:

      A. While a license is in effect, LimeLight shall maintain in force and effect policies of insurance as follows:

            (i) Comprehensive General Liability Insurance, including contractual liability and broad form property damage, covering personal injury or death and property damage with a combined single limit of at least [ * ]; and

            (ii) Workers Compensation Insurance with limits required by the laws of the state in which the Space is located.

      The liability insurance shall name Global Crossing as an additional insured and shall be primary insurance and Global Crossing's insurance shall not be called upon for contribution towards any such loss. LimeLight's insurer shall provide Global Crossing with a least ten (10) days prior written notice of cancellation or change in coverage. All insurance required of LimeLight shall be evidenced by certificates of insurance provided to Global Crossing.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit B
                                                                     Page 5 of 5

      B. LimeLight shall be liable for and shall indemnify, defend and hold Global Crossing harmless from and against any claims, demands, actions, damages, liability, judgments, expenses and costs (including reasonable attorneys fees) arising from (i) LimeLight's use of the Space, or (ii) any damage or destruction thereto or to the Facility or any property therein caused by or due to (x) the acts or failures to act, negligent, willful or otherwise, of LimeLight, its employees, agents or representatives, or (y) any malfunction of LimeLight's Equipment located in the Space.

      C. Global Crossing does not warrant that the integrity of the Space or the Facility will be free from any disruptions and Global Crossing shall not be liable therefore. Global Crossing's entire liability for any such disruptions, or any other matter giving rise to a claim with respect to the Space or Facility, shall not exceed in any case the MRCs paid by LimeLight for the month in which such disruption or other matter occurred.

8.    DAMAGE TO FACILITY:

      If the Facility in which the Space is located is damaged by fire or other casualty, Global Crossing shall give immediate notice to LimeLight of such damage. If Global Crossing's landlord or Global Crossing exercises an option to terminate the lease therefore due to such damage or Global Crossing's landlord or Global Crossing decides not to rebuild the Facility in which the Space is located, this Agreement shall terminate as of the date of such exercise or decision as to the affected Space and the MRC paid by LimeLight shall be modified accordingly. If neither the landlord of the affected Facility nor Global Crossing exercises the right to terminate or not to rebuild, the landlord or Global Crossing, as applicable, shall repair the Facility to substantially the same condition as prior to the damage, completing the same with reasonable speed. In the event that such repairs are not completed within a reasonable time, LimeLight shall thereupon have the option to terminate this Agreement with respect to the affected Space, such option shall be the sole remedy available to LimeLight against Global Crossing hereunder relating to such failure. If the Space or any portion thereof shall be rendered unusable by LimeLight by reason of such damage, the MRC for such Space shall proportionately abate for the period from the date of such damage to the date when such damage shall have been repaired for the portion of the Space rendered unusable or until the decision to not repair such Space is communicated to LimeLight by Global Crossing.

9. RATES AND CHARGES: LimeLight shall be charged for Colocation Space at the rates set out below.

                            MONTHLY RECURRING CHARGES

MRC per Rack or Cabinet                 [ * ]
Additional Power                        [ * ]

                             NON RECURRING CHARGES:

NRC per Rack/Cabinet per site           [ * ]
Colocation Site                         [ * ]
Make Ready Fee                          [ * ]

      Dispatch Fees: [ * ] for unmanned sites during business hours (Monday through Friday 8:00 am to 6:00 p.m.) and [ * ] for unmanned sites during non-business hours and nationally recognized holidays.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                    Exhibit B(a)
                                                                     Page 1 of 1


                             COLOCATION SCHEDULE #1
                     EQUIPMENT, SPACE AND POWER REQUIREMENTS


All terms and conditions as presented under the Agreement for the Colocation Service are applicable unless otherwise stated below and become incorporated herein.

Customer Name:     LimeLight Networks, LLC

Global Crossing Switch Site Location:     801 S. 16th. Street, 1st. Floor,
                                          Phoenix, AZ

Minimum Term :    [ * ]

Commencement Date:     October 15, 2001

Monthly Recurring Charge:     [ * ]

Non-Recurring Charges:     [ * ]

If applicable, Make Ready Fees will be applied to LimeLight's Invoice.


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit C
                                                                     Page 1 of 6


                               IP TRANSIT SERVICE


IP TRANSIT SERVICE permits direct access to the Internet via Global Crossing's nationwide IP network. Connectivity is between LimeLight's router and/or switch and the Global Crossing router located in a Global Crossing IP POP. This Exhibit describes the specific terms, conditions and rates applicable to the Global Crossing IP Transit Service ordered as part of the Agreement. In the event of any conflict between this Exhibit and the Agreement, the terms of this Exhibit shall control.

1.       TERM.

         1.1 Each circuit shall have a specific in-service term commitment of one, two or three years, which shall be separate and distinct from the term of the Agreement. Upon expiration, non-renewal or early termination of the Agreement, except if the Agreement is terminated by a Party for the other Party's uncured breach, then, notwithstanding the term stated in the Agreement, the Agreement will continue in effect with respect to the IP Transit Service as long as a circuit installed under this Exhibit remains in operation.

         1.2 Unless one Party provides the other with at least [ * ] prior written notice of its intent not to renew a circuit after the circuit's minimum commitment period expires, then, unless the Parties agree otherwise in writing, a circuit shall automatically renew for an additional [ * ] period at [ * ] at the time of the automatic renewal. The foregoing notice and renewal process shall also apply for each additional renewal period.


2.       BILLING AND PAYMENT; MINIMUM COMMITMENTS.

         2.1 LimeLight shall pay Global Crossing for the IP Transit Service at the rates and charges set out in the rate schedule attached to this Exhibit. Billing for a circuit shall commence upon the earlier to occur of (i) 30 days following the date Global Crossing notifies LimeLight, in writing or via electronic transmission, that the ordered circuit capacity is available from Global Crossing (regardless of whether or not LimeLight's Interconnection Facilities [defined in paragraph 5.2 below] are installed and operational), or (ii) the date the ordered circuit capacity is first utilized by LimeLight (the "SERVICE DATE").

         2.2 Monthly recurring charges ("MRC") shall be invoiced by Global Crossing on a monthly basis in advance and non-recurring charges shall be invoiced in arrears. If the Service Date for any circuit falls on a day other than the first day of any Billing Cycle, the initial charge to LimeLight shall consist of: (i) the pro-rata portion of the applicable monthly charge covering the period from the Service Date to the first day of the subsequent Billing Cycle, and (ii) the monthly charge for the following Billing Cycle. Payment terms are set out in the Agreement.


   *CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit C
                                                                     Page 2 of 6

          2.3 The pricing in this Exhibit is limited to the IP Transit Service provided from the "on-net" nodes set out in the Global Crossing IP POP List and SONET POP list, which will be provided upon request, and which lists may, at Global Crossing's discretion, be changed from time to time. Global Crossing reserves the right, upon prior written approval by LimeLight not to be unreasonably withheld, to charge LimeLight for backhaul facilities if "off-net" routing or special Layer 2 "on-net" routing is agreed to by Global Crossing. If Global Crossing's cost in providing the IP Transit Service is increased due to circumstances beyond its reasonable control, then Global Crossing may revise the rates and charges in this Exhibit upon 30 days written notice to LimeLight. LimeLight may cancel, without further liability (other than to pay for the circuit through the date of cancellation), any circuits subject to a rate/charge increase (other than increases resulting from governmental or regulatory assessments) upon written notice to Global Crossing given no later than 30 days after LimeLight's receipt of the increase notice.

          2.4 If a circuit is canceled after installation but prior to expiration of its minimum term commitment, except if canceled by LimeLight (i) under paragraph 2.3 above (ii) for Global Crossing's uncured breach, (iii) because it is replaced with a circuit of equal or greater charge, or (iv) due to Global Crossing's physical inability, excluding business terms, to provide access to the Global Crossing router from Global Crossing's Collocation space. (LimeLight shall be required to check for availability of such Collocation space at the time the circuit was ordered and if Collocation space wasn't available at such time and LimeLight nonetheless proceeded with the order, then LimeLight may not utilize this Section 2.4,(iv)), LimeLight shall be liable for, and shall pay to Global Crossing, an early termination fee in an amount equal to the [ * ] times the number of months remaining on the unexpired term commitment (whether the initial or a renewal term) for the circuit.

          2.5 In addition to forecasts for other Services that may be required under the Agreement or any attachment thereto, LimeLight must supply Global Crossing with [ * ], for IP Transit Service. In the event that LimeLight fails to provide a [ * ] rolling forecast within [ * ] days of the time set forth herein, Global Crossing shall notify LimeLight of the delinquency of the forecast. Upon Global Crossing's notification LimeLight shall be required to provide the forecast within [ * ] days. The forecast must include information regarding anticipated capacity requirements by [ * ]. The forecasts must be provided on the first business day of each [ * ], and shall cover [ * ] beginning with the [ * ] of the [ * ] of such [ * ] (e.g. on or about [ * ], LimeLight shall provide Global Crossing with a forecast covering [ * ]. In the event LimeLight [ * ] in accordance with this provision then LimeLight [ * ].


   *CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit C
                                                                     Page 3 of 6

3.       SERVICE LEVEL AGREEMENT AND CREDITS.

         3.1 The following Service Level Agreement (SLA) applies to all IP Transit circuits with an original term commitment(s) of at least [ * ]. The SLA covers (i) the router port in the Global Crossing IP-POP (and, if applicable, the SONET backhaul circuit), which connects directly to LimeLight's local access circuit or Interconnection Facilities, (ii) the Global Crossing network backbone interconnecting the Global Crossing IP-POPs, and (iii) supporting systems within Global Crossing's control, which provide domain name routing and other functions which enable LimeLight to logically interact with the network. This SLA specifically excludes (a) the local circuit between LimeLight's premises and the Global Crossing SONET POP or IP-POP, (b) customer premise equipment either owned by LimeLight or provided through Global Crossing, (c) connections between Global Crossing's network and other Internet service providers, (d) other Internet service provider networks, (e) force majeure events, (f) notified and scheduled maintenance or outages or emergency interruptions, (g) credits owed in the events LimeLight fails to submit forecasts in accordance with section 2.5, and (h) any act or omission on the part of LimeLight, third party contractors or vendors or any other entity over which LimeLight exercises control or has the right to exercise control.

                  A. Network Availability of [ * ] measured on a monthly basis for Global Crossing's IP access ports and backbone network in the contiguous United States.

                  B. Average monthly round-trip transmission latency of no more than [ * ] milliseconds within Global Crossing's backbone in the contiguous United States.

                  C. Less than [ * ] packet loss on the Global Crossing IP backbone in the contiguous United States.

         3.2 The entire liability of Global Crossing for all claims of whatever nature arising out its failure to meet the SLA or otherwise related to its provision of the IP Transit Service (including its negligence), shall be a credit as follows:

                  A. For service interruptions or network unavailability (the inability of Global Crossing's network to pass traffic between its IP-POPs) greater than [ * ] minutes (hereafter an "OUTAGE"), LimeLight will be eligible to receive a credit computed in accordance with the following formula (the "OUTAGE CREDIT"):

                           OUTAGE CREDIT = [ * ]  X TOTAL MRC FOR AFFECTED CIRCUIT
                                           [ * ]

                           The Outage Credit shall apply to the charges for any circuit affected by an Outage; provided, however, that if any portion of the affected circuit remains useable by LimeLight, the Outage Credit shall not apply to that pro-rata portion of the mileage. The duration of each Outage shall be calculated in hours and shall include fractional portions thereof. An Outage shall be deemed to have commenced upon verifiable notification thereof by LimeLight to Global Crossing, or, when indicated by network control information actually known to Global Crossing network personnel, whichever is earlier. Each Outage shall be deemed to terminate upon restoration of the affected circuit as evidenced by appropriate network tests by Global Crossing. Global Crossing shall give [ * ] hour notice to LimeLight of any scheduled outage and a scheduled outage shall under no circumstance be viewed as an Outage hereunder. In addition, Global Crossing will provide as much notice as possible for unscheduled emergency outages.


   *CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit C
                                                                     Page 4 of 6

                  B. In any given Billing Cycle if the average round-trip latency on the Global Crossing North American IP backbone exceeds [ * ] milliseconds Global Crossing agrees to provide LimeLight with a credit of [ * ] of LimeLight's total monthly recurring charge's for all IP transit circuits in North America.

                  C. In any given Billing Cycle if the average packet loss on the Global Crossing North American IP backbone exceeds [ * ] Global Crossing agrees to provide LimeLight with a credit of [ * ] of LimeLight's total monthly recurring charges for all IP transit circuits in North America.

         3.3 Outage Credits shall not be granted if the malfunction of any end-to-end circuit is due to an Outage or other defect occurring in LimeLight's Interconnection Facilities.

         3.4 All Outage Credits shall be credited on the next monthly invoice for the affected circuit after receipt of LimeLight's written request for credit, provided that LimeLight timely reported the IP Transit Service failure. Written request must be received within [ * ] days of the SLA failure event. The total of all Outage Credits applicable to or accruing in any given month shall not exceed the 100% of the amount payable by LimeLight to Global Crossing for that same month for such circuit.

         3.5 The Outage Credits described in this Section 3 shall be the sole and exclusive remedy of LimeLight in the event of any failure of Global Crossing to comply with the SLA, and under no circumstance shall such a failure be deemed a breach by Global Crossing under the Agreement.

                 In the event LimeLight experiences Chronic Outages with respect to any circuit, LimeLight shall be entitled to terminate the affected circuit without further obligation by providing Global Crossing with written notice following such Chronic Outages ("Chronic Termination"). For purposes of this Agreement, a circuit suffers Chronic Outages if such circuit, measured over a given Billing Cycle, (i) experiences more than [ * ] related outages which total more than [ * ] cumulative hours, (ii) if the average round-trip latency on the Global Crossing North American IP backbone exceeds [ * ] milliseconds, or (iii) if the average packet loss on the Global Crossing North American IP backbone exceeds [ * ]. (Not including Force Majeure or scheduled maintenance.)


4.       RATES AND CHARGES.

         The applicable Monthly Recurring Charges ("MRC's"), Non-Recurring Charges ("NRC's") and other charges for IP Transit Service are set forth on subdivision (a) of this Exhibit. Early termination of any circuit is subject to an early termination fee as described in Section
         2.4 hereof. All charges are invoiced in U.S. dollars and paid in U.S. dollars.

         Upon signature of a Service Request (SR) by LimeLight, the Parties agree that the SR constitutes a firm circuit order. LimeLight shall receive the Standard Circuit pricing, Exhibit C(a), Section 1.A. or
         Section 1.B., unless the SR lists the circuit order as a Content Circuit. LimeLight agrees in order to receive Content Circuit pricing, Exhibit C(a), Section 1.C., a circuit must have traffic ratios greater than or equal to [ * ]. For the purposes of this Agreement a Standard Circuit is defined as any IP Transit circuit with no [ * ] while a Content Circuit is defined as any IP Transit circuit with [ * ].

   *CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit C
                                                                     Page 5 of 6

         A cancellation fee, as listed in subdivision (a) of this Exhibit, shall apply if LimeLight cancels such ordered circuit(s) prior to the Service Date. An order cannot be cancelled on the Service Date. All cancellation requests must be in writing. An order is considered cancelled when Global Crossing receives the written notice. The written notification cannot be retroactive.

4.       CIRCUIT AVAILABILITY DATE; INTERCONNECTION FACILITIES.

         5.1 Upon receipt of a complete and accurate service order for a circuit, Global Crossing shall notify LimeLight of its target date for the delivery of each circuit (the "ESTIMATED AVAILABILITY DATE"). Global Crossing shall use reasonable efforts to install each circuit on or before the Estimated Availability Date, but the inability of Global Crossing to deliver a circuit by such date, shall not be a breach by Global Crossing under the Agreement. If Global Crossing fails to make any circuit available within [ * ] after acceptance by Global Crossing of the service order with respect to such circuit, LimeLight's sole remedy shall be to cancel the service order which pertains to such circuit upon [ * ] prior written notice to Global Crossing.

         5.2 Within the Global Crossing IP node where LimeLight orders circuits, Global Crossing shall provide appropriate equipment necessary to connect the circuits to LimeLight's Interconnection Facilities. If LimeLight desires to install its own equipment in one or more IP or SONET POP, and Global Crossing, in its sole discretion, agrees to such installation, the Parties shall execute a ~collocation agreement acceptable to both Parties. LimeLight agrees that LimeLight's Interconnection Facilities shall connect to the circuits provided by Global Crossing hereunder at the network interface points located in the IP and SONET POPs. As used herein, the term "INTERCONNECTION FACILITIES" shall mean transmission capacity provided by LimeLight or its third party supplier to extend the circuits provided by Global Crossing from a SONET or IP POP to any other location.

     A.  GLOBAL CROSSING ACCEPTABLE USE AND SECURITY POLICIES.


         6.1 LimeLight and its customers shall comply with Global Crossing's Acceptable Use and Security Policies (collectively, the "Policy"), which Policy Global Crossing may modify at any time. The current, complete Policy is available for review at HTTP://WWW.GLOBALCROSSING.COM/AUP (Global Crossing may change the Policy and website address via electronic notice). Without limiting the Policy, generally, neither LimeLight nor its customers may use Global Crossing's network, machines, or services in any manner which:

                        (i) violates any applicable law, regulation, treaty, or tariff;

                        (ii) violates the acceptable use policies of any networks, machines; or services which are accessed through Global Crossing's network; or

                        (iii) infringes on the intellectual property rights of
                              others.

                  Prohibited activity includes, but is not limited to, unauthorized use (or attempted unauthorized use) of any machines or networks; denial of service attacks; falsifying header information or user identification or information; monitoring or scanning the networks of others without permission; sending unsolicited bulk e-mail; maintaining an open mail relay; collecting e-mail addresses from the Internet for the purpose of sending unsolicited bulk e-mail or to provide collected addresses to others for that purpose; and transmitting or receiving copyright-infringing or illegally obscene material.


   *CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit C
                                                                     Page 6 of 6

         6.2 LimeLight and its customers are responsible for the security of their own networks and machines. Global Crossing assumes no responsibility or liability for failures or breach of LimeLight-imposed protective measures, whether implied or actual. Abuse that occurs as a result of LimeLight's systems or account being compromised may result in suspension of the IP Transit Service or account access by Global Crossing. If a security related problem is escalated to Global Crossing for resolution, Global Crossing will resolve the problem in accordance with its then-current Policy. Without limiting the Policy, generally, the following activities are prohibited:

                        (i)   fraudulent activities of any kind;

                        (ii)  network disruptions of any kind; and

                        (iii) unauthorized access, exploitation, or monitoring.

         6.3 LimeLight shall be responsible for enforcing the Policy for any third parties (including its customers) accessing the Internet through LimeLight's use of the Network Services; and shall defend and indemnify Global Crossing with respect to claims related to such third party access.

         6.4 Global Crossing reserves the right to suspend the IP Transit Service for LimeLight's or its customers' failure to comply with the requirements of Global Crossing's then-current Policy. Further, Global Crossing may terminate the IP Transit Service for recurring violations of the Policy by LimeLight or its customers.

   *CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                    Exhibit C(a)
                                                                     Page 1 of 3


                        IP TRANSIT SERVICE RATE SCHEDULE
                               (CUSTOMER SPECIFIC)

1.  MONTHLY RECURRING CHARGES (MRC)

         A.   T-1 IP Transit Pricing (MRC) $ Per Full T-1.

                           (Standard Circuit Pricing)

    AGGREGATE # OF T-1S      1 YEAR TERM     2 YEAR TERM
    -------------------      -----------     -----------
          1+ T-1s               [ * ]           [ * ]

         B.   DS-3 / OC-x / FE and GE Committed Bandwidth IP Transit Pricing
              (MRC) $ Per Mbps. These prices are valid for Standard Circuits provided LimeLight's overall traffic ratio for all circuits (both Standard circuits and Content circuits) have a traffic ratio greater than or equal to [ * ] "Inbound Traffic" (from LimeLight to the Global Crossing backbone network) to "Outbound Traffic" (from the Global Crossing backbone network to LimeLight).

                           (Standard Circuit Pricing)

 1 YEAR TERM $   2 YEAR TERM $
    PER Mbps        PER Mbps
    --------        --------
     [ * ]           [ * ]


         C.   DS-3 / OC-x / FE and GE Committed Bandwidth IP Transit Pricing
              (MRC) $ Per Mbps. These prices are valid for Content Circuits with traffic ratios greater than or equal to [ * ] "Inbound Traffic" (from LimeLight to the Global Crossing backbone network) to "Outbound Traffic" (from the Global Crossing backbone network to LimeLight).

                           (Content Circuit Pricing)


 2 YEAR TERM $
    PER Mbps
    --------
     [ * ]


         D. Each Billing Cycle, at Global Crossing's sole discretion, Global Crossing will measure Limelight's [ * ] traffic ratio of all circuits (Standard and Content) . If such overall traffic ratio of all circuits is less then [ * ] "Inbound Traffic" (from LimeLight to the Global Crossing backbone network) to "Outbound Traffic" (from the Global Crossing backbone network to LimeLight), LimeLight will be assessed a [ * ] surcharge for all traffic on Standard Circuits for such Billing Cycle.

         E. Each Billing Cycle, at Global Crossing's sole discretion, Global Crossing will measure LimeLight's [ * ] traffic ratio of all Content Circuits. If such aggregate traffic ratio of all Content Circuits is less then [ * ] "Inbound Traffic" (from LimeLight to the Global Crossing backbone network) to "Outbound Traffic" (from the Global Crossing backbone network to LimeLight), LimeLight will be assessed a [ * ] surcharge for all traffic on Content Circuits for such Billing Cycle. Such surcharge will be applied to all committed and bursted bandwidth.

   *CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                    Exhibit C(a)
                                                                     Page 2 of 3

         F. Should LimeLight be assessed a surcharge, in accordance with Sections 1.D. and/or 1.E. above, for a period of [ * ] consecutive Billing Cycles, Global Crossing agrees, at it's sole discretion, to re-evaluate LimeLight's terms and conditions under this IP Transit Service.


2.       NON-RECURRING CHARGES (NRC)


                        MINIMUM            INSTALL CHARGE         CANCELLATION
       PORT            BANDWIDTH**     1 YEAR TERM   2 YEAR TERM       FEE
       ----            -----------          --------------             ---
       T-1             1.544 Mbps         [ * ]         [ * ]          [ * ]
       DS-3              10 Mbps          [ * ]         [ * ]          [ * ]
       OC-3              45 Mbps          [ * ]         [ * ]          [ * ]
      OC-12             160 Mbps          [ * ]         [ * ]          [ * ]
      OC-48*            500 Mbps          [ * ]         [ * ]          [ * ]
  Fast Ethernet*         10 Mbps          [ * ]         [ * ]          [ * ]
                         10 Mbps
Gigabit Ethernet*    months 1-6 and
  (2 year terms         250 Mbps
      only)         for the balance
                       of the term        [ * ]         [ * ]          [ * ]

         NOTES:

         *OC-48, Fast Ethernet and Gigabit Ethernet ports are available at select locations only.

         **For DS-3 circuits and above, bandwidth can be purchased in increments of 5 Mbps above the minimum to the maximum bandwidth of the applicable circuit.


3.       BURSTABLE BILLING CALCULATION AND CHARGES FOR STANDARD CIRCUITS

         A. Burstable billing is available on DS-3 circuits and above. For Burstable billing, the table above represents the committed bandwidth rate. The total utilized bandwidth is derived from a 95/5 calculation as described below. The bandwidth utilized over and above the committed bandwidth amount, the bursted bandwidth, will be billed at 100% of the committed bandwidth rate as described below. Volume price breaks do not apply if volume threshold is surpassed due to bursted bandwidth.

         B. Upon completion of each Billing Cycle during the Term, Global Crossing shall calculate the Bursted Bandwidth Charge for such Billing Cycle applicable to each circuit for which LimeLight has ordered burstable billing according to the following formula:

                           Bursted Bandwidth Charge =

           (Total Utilized Bandwidth* -- Total Committed Bandwidth) x (Committed Bandwidth rate per Mbps for Standard Circuits x 1.00)

           * Total Utilized Bandwidth shall be calculated as follows:

   *CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                    Exhibit C(a)
                                                                     Page 3 of 3

                    - Global Crossing shall poll the Global Crossing routers for ingress and egress usage on each respective circuit approximately every five minutes. Both the ingress and egress number for each poll shall be stack ranked. Upon the close of each of LimeLight's Billing Cycles, the top 5% of the usage numbers shall be discarded. The next highest measurement, the greater of the ingress or egress, shall constitute the Total Utilized Bandwidth for the applicable circuit for the applicable Billing Cycle.

                    - Bursted Bandwidth usage shall not be factored into the
                      aggregate volume of committed bandwidth capacity for purposes of altering LimeLight's committed bandwidth monthly recurring charge volume tier as set forth in this rate schedule. The outage credit set forth in the Exhibit shall not apply to Bursted Bandwidth.


4.       BURSTABLE BILLING CALCULATION AND CHARGES FOR CONTENT CIRCUITS

         A. Burstable billing is available on DS-3 circuits and above. For Burstable billing, the table above represents the committed bandwidth rate. The total utilized bandwidth is derived from a 95/5 calculation as described below. The bandwidth utilized over and above the committed bandwidth amount, the bursted bandwidth, will be billed at 100% of the committed bandwidth rate as described below. [ * ].

         B. Upon completion of each Billing Cycle during the Term, Global Crossing shall calculate the Bursted Bandwidth Charge for such Billing Cycle applicable to the [ * ] all Content circuits for which LimeLight has ordered burstable billing according to the following formula:

                            [ * ] Bandwidth Charge =

            ([ * ]Utilized Bandwidth* -- [ * ]Committed Bandwidth) x (Committed Bandwidth rate per Mbps for Content Circuits x 1.00)

                  * Total [ * ]Bandwidth shall be calculated as follows:

                    - Global Crossing shall poll the Global Crossing routers for ingress and egress usage on each respective circuit approximately every five minutes. The [ * ] of the [ * ] of the ingress and egress numbers for each poll shall be stack ranked. Upon the close of each of LimeLight's Billing Cycles, the top 5% of the [ * ] and [ * ] usage numbers shall be discarded. The next highest measurement, the greater of the [ * ] ingress or [ * ] egress, shall constitute the Total [ * ] Utilized Bandwidth for the applicable circuits for the applicable Billing Cycle.

                    - Bursted Bandwidth usage shall not be factored into the
                      aggregate volume of committed bandwidth capacity for purposes of altering LimeLight's committed bandwidth monthly recurring charge volume tier as set forth in this rate schedule. The outage credit set forth in the Exhibit shall not apply to Bursted Bandwidth.


   *CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                  AMENDMENT #1 TO BANDWIDTH/CAPACITY AGREEMENT

                             LimeLight Networks, LLC

                                February 7, 2002

This is Amendment #1 to the Bandwidth/Capacity Agreement between Global Crossing Bandwidth, Inc. ("GLOBAL CROSSING") and LimeLight Networks, LLC ("LIMELIGHT" or "PURCHASER"), dated August 29, 2001, as amended (the "Agreement").

1. Except as otherwise stated, capitalized terms used herein have the same meaning as set forth in the Agreement.

2. In addition to LimeLight's existing IP Transit Service, as identified under the Agreement, the following shall be incorporated into the Agreement as part of Exhibit C(a), Section 1 C:

              A. If Limelight orders an additional Gigabit Ethernet port in any city, Limelight shall have a [ * ] to achieve and maintain a [ * ] on a two (2) year port term commitment. Limelight will be assessed the charges at the [ * ] level for the remaining months on the 2 year port term commitment after the [ * ] whether or not they are utilizing the full [ * ], (the "Additional IP Port").

              B. If Limelight chooses to waive the above mentioned [ * ] on such Additional IP Port, or orders any other IP port with a minimum circuit term commitment of [ * ], Limelight shall receive the Additional IP Port at a rate of [ * ] Mbps.

              C. In addition if Limelight agrees to waive the [ * ] period, as noted in B above, the [ * ] Mbps minimum on the existing Gigabit Ethernet port shall be reduced to a [ * ] month port term commitment.

3. Any cost associated with entrance facilities shall utilize the pricing set forth in the Interconnection Entrance Facilities Schedule, attached here to a made a part hereof, and identified as Exhibit D.

4. This Amendment shall not prejudice any right or obligation that Global Crossing may have to assume or reject the Agreement under the United States Bankruptcy Code. Global Crossing expressly reserves the right to make such an election until it can more fully assess the impact that decision may have on its business and creditors and before, and subject to the requisite approval of, the United States Bankruptcy Court for the Southern District of New York.

5. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #1 shall remain in full force and effect.

6. This Amendment #1 is effective as of the date signed by Global Crossing below.


Global Crossing Bandwidth, Inc.              LimeLight Networks, LLC

By: /s/ Gregory L. Spraetz                   By: /s/ William H. Rinehart
    -----------------------------------          ------------------------------
    Gregory L.  Spraetz, Vice President          William H. Rinehart, President
    North American Carrier Services

Date: ___________________________            Date: ________________________


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit D
                                                                     Page 1 of 1

              INTERCONNECTION ENTRANCE FACILITIES PRICING SCHEDULE

                                   Interconnection
                                 Entrance Facilities
                                      Required
                                      --------
                                Monthly       Install
Applications                     (MRC)         (NRC)
------------                     -----         -----
STD. ELECTRICAL
POTS
DS-1 / T-1 / E-1*                [ * ]         [ * ]
DS-3 / T-3 / E-3*                [ * ]         [ * ]

STD. OPTICAL
OC-3 / STM-1*                    [ * ]         [ * ]
OC-12 / STM-4*                   [ * ]         [ * ]
OC-48 / STM-16*                  [ * ]         [ * ]

IP/OTHER
10/100 Ethernet*                 [ * ]         [ * ]
Gigabit Ethernet*                [ * ]         [ * ]


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                  AMENDMENT #2 TO BANDWIDTH/CAPACITY AGREEMENT

                             LimeLight Networks, LLC

                                  April 2, 2002


This is Amendment #2 to the Bandwidth/Capacity Agreement between Global Crossing Bandwidth, Inc. ("GLOBAL CROSSING") and LimeLight Networks, LLC ("LIMELIGHT" or "PURCHASER"), dated August 29, 2001, as amended (the "Agreement").

1. Except as otherwise stated, capitalized terms used herein have the same meaning as set forth in the Agreement.

2. LimeLight's Minimum Periodic Charge, as identified in Section 3.13 under the Agreement, shall be modified as follows:

      "3.13 MINIMUM PERIODIC CHARGE: Beginning with LimeLight's first (1st.)
            Billing Cycle following the execution of this Amendment #2 by Global Crossing, LimeLight shall be liable for the following minimum charge(s) per Billing Cycle for all of the Services (the "MINIMUM CHARGE").

BILLING CYCLE                                                    MINIMUM CHARGE
-------------                                                    --------------
First Billing Cycle                                                   [ * ]
Second Billing Cycle                                                  [ * ]
Third Billing Cycle                                                   [ * ]
Fourth Billing Cycle                                                  [ * ]
Fifth Billing Cycle                                                   [ * ]
Sixth Billing Cycle                                                   [ * ]
Seventh Billing Cycle                                                 [ * ]
Eighth Billing Cycle                                                  [ * ]
Ninth Billing Cycle (June 2002) and each Billing Cycle thereafter     See Exhibit C(a), 1. E.

            If LimeLight's net charges (after any available discounts hereunder) for the Services during a Billing Cycle are less than the Minimum Charge, LimeLight shall pay the shortfall. Governmental assessments and surcharges, non-recurring charges, local loop and third party and regulatory pass-through charges are not included when calculating the Minimum Charge."

3. The second paragraph of the IP Transit Schedule, Exhibit C, Section 4. under the Agreement shall be restated as follows:

      "Upon signature of a Service Request (SR) by LimeLight, the Parties agree that the SR constitutes a firm IP Transit circuit order."

4.    Item 2 of Amendment #1 shall be deleted in it's entirety.

5. Exhibit C(a), as identified under the Agreement, shall be modified to reflect new pricing as identified in Amended Exhibit C(a). The revised monthly recurring charges are effective as of March 1, 2002, for all existing IP Transit circuits and for all IP Transit circuit orders placed on a go forward basis.


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

6. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #2 shall remain in full force and effect.

7. This Amendment #2 is effective as of the date signed by Global Crossing below.


Global Crossing Bandwidth, Inc.            LimeLight Networks, LLC


By: /s/ Gregory L. Spraetz                 By: /s/ William H. Rinehart
   --------------------------------           -------------------------------
    Gregory L. Spraetz, Vice President         William H. Rinehart, President
    North American Carrier Services

Date:                                      Date:
     ------------------------------             -----------------------------


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                            Amended Exhibit C(a)
                                                                     Page 1 of 3

                        IP TRANSIT SERVICE RATE SCHEDULE
                               (CUSTOMER SPECIFIC)

1.    MONTHLY RECURRING CHARGES (MRC)

      A.    T-1 IP TRANSIT PRICING (MRC) $ PER FULL T-1.

AGGREGATE # OF T-1S      1 YEAR TERM      2 YEAR TERM
-------------------      -----------      -----------
      1+ T-1s               [ * ]            [ * ]

      B. DS-3 / OC-X / FE AND GE COMMITTED BANDWIDTH IP TRANSIT PRICING (MRC) $ PER Mbps.

            These prices are valid provided LimeLight's overall traffic ratio for all circuits is greater than or equal to [ * ] "Inbound Traffic" (from LimeLight to the Global Crossing backbone network) to "Outbound Traffic" (from the Global Crossing backbone network to LimeLight).

            Global Crossing retains the right to place any of LimeLight's Gigabit Ethernet traffic on a switch, rather than a router, until Global Crossing orders and installs a card to send such traffic to a router. In these situations, LimeLight will be required to provide an up to date forecast to Global Crossing on the future traffic growth over the next three (3) months of the particular port.

      C. Each Billing Cycle, at Global Crossing's sole discretion, Global Crossing will measure LimeLight's [ * ] traffic ratio of all circuits. If such overall traffic ratio of all circuits is less then [ * ] "Inbound Traffic" (from LimeLight to the Global Crossing backbone network) to "Outbound Traffic" (from the Global Crossing backbone network to LimeLight), LimeLight will be assessed a [ * ] surcharge for all traffic on such circuits for such Billing Cycle.

      D. Should LimeLight be assessed a surcharge, in accordance with Section 1.C. above, for a period of [ * ] consecutive Billing Cycles, Global Crossing agrees, at it's sole discretion, to re-evaluate LimeLight's terms and conditions of this IP Transit Service.


            ALL IP TRANSIT CIRCUITS INTERCONNECTING TO THE LOCATIONS IDENTIFIED IN THE TABLES BELOW SHALL BE PRICED AT [ * ] PER Mbps

                       NORTH AMERICA*
------------------------------------------------------------
POP                             ADDRESS
----        ------------------------------------------------
ATL1        250 Williams Street, Suite 2120, Atlanta, GA
CHI1        101 North Wacker Drive, Suite 310, Chicago, IL
DAL1        2323 Bryan Street, Suite 900, Dallas, TX
JFK         60 Hudson Street, Room 204, New York City, NY
LAX1        624 South Grand, Suite 1020, Los Angeles, CA
PAO2        529 Bryan Street, Palo Alto, CA
SEA1        2001 6th Avenue, Suite 1604, Seattle, WA
SFO1        274 Brannan Street, Suite 504, San Francisco, CA
WDC2        1220 L Street, 6th Floor, Washington D.C.
NYC2        111 Eighth Avenue, New York City, NY

----------

*ALL OTHER NORTH AMERICAN LOCATIONS NOT LISTED ABOVE WILL BE PRICED AT [ * ] PER Mbps.


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                            Amended Exhibit C(a)
                                                                     Page 2 of 3

                               EUROPE**
----------------------------------------------------------------------
POP                                    ADDRESS
----        ----------------------------------------------------------
AMS2        Joop Geesinkweg 401-404 1096 AX Amsterdam, The Netherlands
CDG2        7-9 Rue Petit 92310 Clichy, Paris, France
FRA2        Kleyerstrasse 82, Frankfurt, Germany
LIN1        Via San Giusto 51, Milan, Italy
LON3        2040 East India Dock Road E14 9YY, London, UK

----------

**ALL OTHER EUROPEAN LOCATIONS NOT LISTED ABOVE WILL BE ON AN INDIVIDUAL CASE BASIS (ICB).

              ALL EQUINIX LOCATIONS***
---------------------------------------------------
   CITY                      LOCATION
----------          -------------------------------
ASHBURN VA          21711 Filigree Court Building F
LOS ANGELES, CA     600 W 7th Street
DALLAS, TX(N)       1950 Stemmons
NEWARK, NJ(N)       165 Halsey
CHICAGO, IL(N)      350 E Cermack
SECAUCUS, NJ(N)     275 Hartz Way Secaucus, NJ
SAN JOSE, CA(N)     11 Great Oaks

----------

***ALL OTHER EQUINIX LOCATIONS NOT LISTED ABOVE WILL BE ON AN ICB BASIS.

(N) THESE LOCATIONS MAY BE SUBJECT TO LOCAL ACCESS CHARGES. IF GLOBAL CROSSING BUILDS OUT TO THESE FACILITIES WITH A ROUTER LIKE GLOBAL CROSSING HAS DONE FOR LIMELIGHT IN THE ASHBURN, VA AND LOS ANGELES, CA LOCATIONS, THEN NO ADDITIONAL LOCAL ACCESS CHARGES WILL APPLY.

            Note: Going forward, other locations that come to have the same characteristics as those listed in the above tables will be added to these tables periodically by Global Crossing.

      E. In return for the [ * ] rate above (or [ * ] as applicable), commencing October 1, 2002, Global Crossing will charge LimeLight for a minimum of [ * ] per month whether [ * ] has been utilized or not.

            Global Crossing agrees to review LimeLight's June 2002 IP Transit Service usage at months end to ensure that LimeLight has reached a minimum of [ * ] of aggregate traffic per month. Provided LimeLight has reached [ * ] then the [ * ] Mbps rate (or [ * ] as applicable) listed above will remain in place and Global Crossing will continue to charge LimeLight for a minimum [ * ] per month commencing October 1, 2002. However, if the review of LimeLight's June 2002 IP Transit Service usage reveals that LimeLight has not reached at least [ * ] of aggregate traffic by such time, then commencing July 1, 2002, all existing IP Transit circuits and any circuits ordered on a going forward basis will be at a rate of [ * ] as applicable). In that event, commencing October 1, 2002, Global Crossing will charge LimeLight for a minimum of [ * ] per month whether [ * ] has been utilized or not.

      F. Any circuits ordered within [ * ] of the expiration of the Initial Term of the Agreement (on or after [ * ]) will need Global Crossing's approval. Any circuit approved and ordered will have a term that is concurrent with the Term of this Agreement.


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                    Exhibit C(a)
                                                                     Page 3 of 3

2.    NON-RECURRING CHARGES (NRC)

                                 INSTALL CHARGE
                                 --------------
                   MINIMUM       1 YEAR  2 YEAR  CANCELLATION
     PORT         BANDWIDTH**     TERM    TERM       FEE
--------------  ---------------  ------  ------  ------------
     T-1           1.544 Mbps    [ * ]   [ * ]       [ * ]
     DS-3           10 Mbps      [ * ]   [ * ]       [ * ]
     OC-3           45 Mbps      [ * ]   [ * ]       [ * ]
    OC-12          160 Mbps      [ * ]   [ * ]       [ * ]
    OC-48*         500 Mbps      [ * ]   [ * ]       [ * ]
Fast Ethernet*      10 Mbps      [ * ]   [ * ]       [ * ]
                1 year term:
                   100 Mbps;
   Gigabit      2 year term:
  Ethernet*         10 Mbps
                months 1-6 and
                   100 Mbps
                for the balance
                 of the term(n)  [ * ]   [ * ]       [ * ]

----------

      NOTES:

      *OC-48, Fast Ethernet and Gigabit Ethernet ports are available at select locations only.

      **For DS-3 circuits and above, bandwidth can be purchased in increments of 5 Mbps above the minimum to the maximum bandwidth of the applicable circuit.

      (n)All existing and new Gigabit Ethernet circuits will have a 100 Mbps minimum on a go forward basis.

3.    BURSTABLE BILLING CALCULATION AND CHARGES

      A. Burstable billing is available on DS-3 circuits and above. For Burstable billing, the table above represents the committed bandwidth rate. The total utilized bandwidth is derived from a 95/5 calculation as described below. The bandwidth utilized over and above the committed bandwidth amount, the bursted bandwidth, will be billed at 100% of the committed bandwidth rate as described below. Volume price breaks do not apply if volume threshold is surpassed due to bursted bandwidth.

      B. Upon completion of each Billing Cycle during the Term, Global Crossing shall calculate the Bursted Bandwidth Charge for such Billing Cycle applicable to the [ * ] circuits for which LimeLight has ordered burstable billing according to the following formula:

                             [ * ] Bursted Bandwidth Charge =

            (Total [ * ]Utilized Bandwidth* -- Total [ * ]Committed Bandwidth) x
                  (Committed Bandwidth rate per Mbps for Circuits x 1.00)

                * Total [ * ] Utilized Bandwidth shall be calculated as follows:

            Global Crossing shall poll the Global Crossing routers for ingress and egress usage on each respective circuit approximately every five minutes. The [ * ] ingress and egress numbers for each poll shall be stack ranked. Upon the close of each of LimeLight's Billing Cycles, the top 5% of the [ * ] ingress and aggregate egress usage numbers shall be discarded. The next highest measurement, the greater of the [ * ] ingress or [ * ] egress, shall constitute the Total [ * ] Utilized Bandwidth for the applicable circuits for the applicable Billing Cycle.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                  AMENDMENT #3 TO BANDWIDTH/CAPACITY AGREEMENT

                             LimeLight Networks, LLC

                                   May 3, 2002


This is Amendment #3 to the Bandwidth/Capacity Agreement between Global Crossing Bandwidth, Inc. ("GLOBAL CROSSING") and LimeLight Networks, LLC ("LIMELIGHT" or "PURCHASER"), dated August 29, 2001, as amended (the "Agreement").

1. Except as otherwise stated, capitalized terms used herein have the same meaning as set forth in the Agreement.

2. Global Crossing has approved a second colocation site for LimeLight as provided in the attached Exhibit B(b).

3. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #3 shall remain in full force and effect.

4. This Amendment #3 is effective as of the date signed by Global Crossing below.


Global Crossing Bandwidth, Inc.            LimeLight Networks, LLC


By: /s/ Gregory L. Spraetz                 By: /s/ William H. Rinehart
   --------------------------------           -------------------------------
    Gregory L. Spraetz, Vice President         William H. Rinehart, President
    North American Carrier Services

Date:                                      Date:
     ------------------------------             -----------------------------


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

(GLOBAL CROSSING LOGO)

                                                                    Exhibit B(b)
                                                                     Page 1 of 1


                             COLOCATION SCHEDULE #2
                     EQUIPMENT, SPACE AND POWER REQUIREMENTS


All terms and conditions as presented under the Agreement for the Colocation Service are applicable unless otherwise stated below and become incorporated herein.

Customer Name:    LimeLight Networks, LLC

Global Crossing Switch Site Location:      801 S. 16th. Street, 1st. Floor,
                                           Phoenix, AZ

Minimum Term :    1 Year

Commencement Date:      May 15, 2002

Monthly Recurring Charge:     [ * ]

Non-Recurring Charges:        [ * ]

Additional Power:       [ * ]

If applicable, Make Ready Fees will be applied to LimeLight's Invoice.



*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                  AMENDMENT #4 TO BANDWIDTH/CAPACITY AGREEMENT

                             LimeLight Networks, LLC

                                  June 5, 2002


This is Amendment #4 to the Bandwidth/Capacity Agreement between Global Crossing Bandwidth, Inc. ("GLOBAL CROSSING") and LimeLight Networks, LLC ("LIMELIGHT" or "PURCHASER"), dated August 29, 2001, as amended (the "Agreement").

1. Except as otherwise stated, capitalized terms used herein have the same meaning as set forth in the Agreement.

2. Global Crossing shall add the Phoenix POP to the list of North American IP Transit circuits as identified in Amended Exhibit C(a) of Amendment #2. The revised monthly recurring charge is effective as of March 1, 2002, for all existing IP Transit circuits and for all IP Transit circuit orders placed on a go forward basis.

                    NORTH AMERICA*
-------------------------------------------------------
POP                             ADDRESS
----            ---------------------------------------
PHX1            801 South 16th Street, Phoenix, Arizona

----------

*ALL OTHER NORTH AMERICAN LOCATIONS NOT LISTED ABOVE WILL BE PRICED AT [ * ] PER Mbps.

3. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #4 shall remain in full force and effect.

4. This Amendment #4 is effective as of the date signed by Global Crossing below.

Global Crossing Bandwidth, Inc.            LimeLight Networks, LLC


By: /s/ Gregory L. Spraetz                 By: /s/ William H. Rinehart
   --------------------------------           -------------------------------
    Gregory L. Spraetz, Vice President         William H. Rinehart, President
    North American Carrier Services

Date:                                      Date:
     ------------------------------             -----------------------------


(GLOBAL CROSSING LOGO)


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                  AMENDMENT #5 TO BANDWIDTH/CAPACITY AGREEMENT

                             LimeLight Networks, LLC

                                  June 20, 2002


This is Amendment #5 to the Bandwidth/Capacity Agreement between Global Crossing Bandwidth, Inc. ("GLOBAL CROSSING") and LimeLight Networks, LLC ("LIMELIGHT" or "PURCHASER"), dated August 29, 2001, as amended (the "Agreement").

1. Except as otherwise stated, capitalized terms used herein have the same meaning as set forth in the Agreement.

2. Limelight's Payment Due Date, as identified in Section 3.7 under the Agreement, shall be modified to reflect [ * ] calendar days. All other terms and conditions of such section shall remain the same.

3. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #5 shall remain in full force and effect.

4. This Amendment #5 is effective as of the date signed by Global Crossing below.


Global Crossing Bandwidth, Inc.            LimeLight Networks, LLC


By: /s/ Gregory L. Spraetz                 By: /s/ William H. Rinehart
   --------------------------------           -------------------------------
    Gregory L. Spraetz, Vice President         William H. Rinehart, President
    North American Carrier Services

Date:                                      Date:
     ------------------------------             -----------------------------


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

(GLOBAL CROSSING LOGO)


                  AMENDMENT #6 TO BANDWIDTH/CAPACITY AGREEMENT

                             LIMELIGHT NETWORKS, LLC

                                JANUARY 16, 2003


This is Amendment #6 to the Carrier Service Agreement between Global Crossing Bandwidth, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder ("GLOBAL CROSSING") and LimeLight Networks, LLC ("LIMELIGHT" or "PURCHASER"), dated August 29, 2001, as amended (the "AGREEMENT").

1. Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

2. LimeLight requests to Colocate with Global Crossing in Phoenix, Arizona, as set out in Exhibit E, attached to this Amendment.

3. All revised rates attached hereto and made a part hereof will be effective with LimeLight's first full Billing Cycle following the execution of this Amendment# 6 by Global Crossing.

4. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #6 shall remain in full force and effect.

5. This Amendment #6 is effective as of the date signed by Global Crossing below.

Global Crossing Bandwidth, Inc.               LimeLight Networks, LLC


By: /s/ Barrett O. MacCheyne                  By: /s/ William H. Rinehart
   -----------------------------------------     -------------------------------
    Barrett O. MacCheyne, Sr. Vice President      William H. Rinehart, President
    North American Carrier Services

Date:                                         Date:
     ---------------------------------------       -----------------------------


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit E
                                                                     Page 1 of 1


                             COLOCATION SCHEDULE #1
                     EQUIPMENT, SPACE AND POWER REQUIREMENTS


All terms and conditions as presented under the Agreement for the Colocation Service are applicable unless otherwise stated below and become incorporated herein.

Customer Name:    LimeLight Networks, LLC

Global Crossing Switch Site Location:       801 S. 16th Street, 1st Floor
                                            Phoenix, Arizona

Minimum Term :  One (1) Year

Commencement Date:  Within two (2) weeks after execution of this Amendment #6

Monthly Recurring Charge:        $ [ * ]

Non-Recurring Charges:           [ * ]

If applicable, Make Ready Fee:   [ * ]




*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                  AMENDMENT #7 TO BANDWIDTH/CAPACITY AGREEMENT

                             LIMELIGHT NETWORKS, LLC

                                JANUARY 31, 2003

This is Amendment #7 to the Carrier Service Agreement between Global Crossing Bandwidth, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder ("GLOBAL CROSSING") and LimeLight Networks, LLC ("LIMELIGHT" or "Purchaser"), dated August 29, 2001, as amended (the "AGREEMENT").

1. Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

2. The GOVERNING LAW provision of the Agreement, as identified in Section 16 thereof, as amended, shall be deleted in its entirety, and replaced with the following:

         16.      GOVERNING LAW:

         This Agreement will be construed and enforced in accordance with the laws of the State of New York, without regard to its choice of law principles. The Parties agree that any action related to this Agreement shall be brought and maintained only in a Federal or State court of competent jurisdiction located in Monroe County, New York. The Parties each consent to the jurisdiction and venue of such courts and waive any right to object to such jurisdiction and venue.

3. The NOTICES provision of the Agreement, as identified in Section 17 thereof, as amended, shall be deleted in its entirety, and replaced with the following: :

         17.      NOTICES:

         All notices, including but not limited to, demands, requests and other communications required or permitted hereunder (not including Invoices) shall be in writing and shall be deemed given: (i) when delivered in person, (ii) 24 hours after deposit with an overnight delivery service for next day delivery, (iii) the same day when sent by facsimile transmission during normal business hours, receipt confirmed by sender's equipment, or (iv) three Business Days after deposit in the United States mail, postage prepaid, registered or certified mail, return receipt requested, and addressed to the recipient Party at the address set forth below:

         If to Global Crossing:     Global Crossing Bandwidth, Inc.
                                    161 Chestnut Street
                                    One City Centre, 3rd Floor
                                    Rochester, New York 14604
                                    Attention:  Senior Vice President,
                                    North American Carrier Services
                                    Facsimile # (585) 262-6263

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

         with a copy to:            Global Crossing Bandwidth, Inc.
                                    161 Chestnut Street
                                    One City Centre, 3rd Floor
                                    Rochester, New York 14604
                                    Attention: Manager, National Contract Admin.
                                    Facsimile # (585) 454-5825

         If to LimeLight:           LimeLight Networks, LLC
                                    8936 N. Central Avenue
                                    Phoenix, AZ 85020
                                    Attn: Gary Baldus, Vice President of
                                    Corporate Development
                                    Facsimile #: (602) 850-5001

4. LimeLight's Minimum Periodic Charge, as last set out in Section 2 of Amendment #2, shall be modified as follows:

     "3.13 MINIMUM PERIODIC CHARGE: Beginning with LimeLight's October, 2002
           Billing Cycle, LimeLight shall be liable for the following minimum charge(s) per Billing Cycle for all of the Services (the "MINIMUM CHARGE").

            BILLING CYCLES                      MINIMUM CHARGE
            Oct, Nov & Dec, 2002                Per Amended Exhibit C(a)attached
                                                to this Amendment
            January, 2003 and each
            Bill Cycle thereafter               [ * ]

          If LimeLight's net charges (after any available discounts hereunder) for the Services during a Billing Cycle are less than the Minimum Charge, LimeLight shall pay the shortfall. Governmental assessments and surcharges, non-recurring charges, local loop and third party and regulatory pass-through charges are not included when calculating the Minimum Charge."

5. LimeLight's IP Transit rates, last set out in Amended Exhibit C(a), of Amendment #2, shall be replaced in its entirety as set out in Amended Exhibit C(a) attached to this Amendment #6.

6. LimeLight's Interconnection Entrance Facilities Pricing for DS-1/ T-1 / E-1 last set out in Amended #1 Exhibit D, shall be deleted and specified in the new Exhibit C(a) as attached

7. LimeLight requests subscription to Global Crossing's International Private Line Service as set out on Exhibit E, attached to this Amendment and may order specific circuits, in accordance with, and at the prices included in, the attached Private Line Service Order Form, incorporated into, and made a part of, this Amendment.

8. LimeLight requests subscription to Global Crossing's Mid Span Meet Access Service as set out in Exhibit F attached to this Amendment #6.

9. Global Crossing will extend NRC charges of [ * ] and above over a [ * ] period to ease the barrier to entry for new sites.


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

10. Global Crossing agrees to waive the [ * ] revenue commitment for Colocation services for Limelight and agrees to replace the Agreement's Exhibit B number 9 as follows:

     RATES AND CHARGES: LimeLight shall be charged for Colocation Space at the rates set out below.

                            MONTHLY RECURRING CHARGES


MRC per Rack or Cabinet                      [ * ] (with [ * ] of power)
--------------------------------------------------------------------------------
Additional Power                             [ * ]
--------------------------------------------------------------------------------

                             NON RECURRING CHARGES:


NRC per Rack/Cabinet per site                 [ * ]
--------------------------------------------------------------------------------
Colocation Site                               [ * ]
--------------------------------------------------------------------------------
Make Ready Fee                                [ * ]
--------------------------------------------------------------------------------


     Dispatch Fees: [ * ] per hour (I hour minimum) for unmanned sites during business hours (Monday through Friday 8:00 am to 6:00 p.m.) and [ * ] per hour (2 hour minimum,) for unmanned sites during non-business hours and nationally recognized holidays.

11. All revised rates are attached hereto and made a part hereof, and so long as LimeLight signs this Amendment and returns it to Global Crossing no later than the close of business on February 4, 2002, will be effective on a go forward basis with LimeLight's Billing Cycle commencing January 1, 2003. In the event the Amendment is not returned by said date), the new rates will be effective with LimeLight's first full Biling Cycle following the execution of this Amendment #7 by Global Crossing.

12. The revised IP Transit monthly recurring charges are effective as of LimeLights Billing Cycle commencing on January 1, 2003, so long as LimeLight signs this Amendment and returns it to Global Crossing no later than the close of business on February 4, 2002 In the event the Amendment is not returned by said date, the new rates will be effective with LimeLight's first full Biling Cycle following the execution of this Amendment #7 by Global Crossing.

13. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #7 shall remain in full force and effect.

14. This Amendment #7 is effective as of the date signed by Global Crossing below.

Global Crossing Bandwidth, Inc.               LimeLight Networks, LLC.


By:  /s/ Gregory L. Spraetz                   By: /s/ William H. Rinehart
    -----------------------------------           -----------------------------
     Gregory L. Spraetz, Vice President           William H. Rinehart, President
     North American Carrier Services


Date:                                         Date:
      -------------------------------               ---------------------------


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                            Amended Exhibit C(a)
                                                                     Page 1 of 3
                        IP TRANSIT SERVICE RATE SCHEDULE
                               (CUSTOMER SPECIFIC)

1.   MONTHLY RECURRING CHARGES (MRC) AND NON-RECURRING CHARGES (NRC)

     a.   New DS-1 MRC & NRC, as set in the table below.


             MRC          NRC            CANCELLATION FEE    INTERCONNECTION FEE
FULL PIPE    1YEAR TERM   1YEAR TERM     1 YEAR TERM         1YEAR TERM
--------------------------------------------------------------------------------
DS-1          [ * ]         [ * ]           [ * ]                [ * ]
--------------------------------------------------------------------------------

*Provided LimeLight orders its own local loop.

3.   MONTHLY RECURRING CHARGES (MRC)

     A.   New DS-3 / OC-x / FE and GE Committed Bandwidth IP Transit Pricing
          (MRC) $ Per Mbps.

          These prices are valid provided LimeLight's overall traffic ratio for all circuits is greater than or equal to [ * ] "Inbound Traffic" (from LimeLight to the Global Crossing backbone network) to "Outbound Traffic" (from the Global Crossing backbone network to LimeLight).

          Global Crossing retains the right to place any of LimeLight's Gigabit Ethernet traffic on a switch, rather than a router, until Global Crossing orders and installs a card to send such traffic to a router. In these situations, LimeLight will be required to provide an up to date forecast to Global Crossing on the future traffic growth over the next three (3) months of the particular port.

     B. Each Billing Cycle, at Global Crossing's sole discretion, Global Crossing will measure LimeLight's [ * ] traffic ratio of all circuits. If such overall traffic ratio of all circuits is less then [ * ] "Inbound Traffic" (from LimeLight to the Global Crossing backbone network) to "Outbound Traffic" (from the Global Crossing backbone network to LimeLight), LimeLight will be assessed a [ * ] surcharge for all traffic on such circuits for such Billing Cycle.

     C. Should LimeLight be assessed a surcharge, in accordance with Section 1.C. above, for a period of [ * ] consecutive Billing Cycles, Global Crossing agrees, at it's sole discretion, to re-evaluate LimeLight's terms and conditions of this IP Transit Service.

     ALL IP TRANSIT CIRCUITS INTERCONNECTING TO THE LOCATIONS IDENTIFIED IN THE TABLES BELOW SHALL BE PRICED AT [ * ] Mbps


                                 NORTH AMERICA*
--------------------------------------------------------------------------------
POP                                            ADDRESS
--------------------------------------------------------------------------------
ATL1                     250 Williams Street, Suite 2120, Atlanta, GA
--------------------------------------------------------------------------------
CHI1                     101 North Wacker Drive, Suite 310, Chicago, IL
--------------------------------------------------------------------------------
DAL1                     2323 Bryan Street, Suite 900, Dallas, TX
--------------------------------------------------------------------------------
JFK                      60 Hudson Street, Room 204, New York City, NY
--------------------------------------------------------------------------------
LAX1                     624 South Grand, Suite 1020, Los Angeles, CA
--------------------------------------------------------------------------------
PAO2                     529 Bryan Street, Palo Alto, CA
--------------------------------------------------------------------------------
SEA1                     2001 6th Avenue, Suite 1604, Seattle, WA
--------------------------------------------------------------------------------
SFO1                     274 Brannan Street, Suite 504, San Francisco, CA
--------------------------------------------------------------------------------
WDC2                     1220 L Street, 6th Floor, Washington D.C.
--------------------------------------------------------------------------------
NYC2                     111 Eighth Avenue, New York City, NY
--------------------------------------------------------------------------------
PHX1                     801 South 16th Street, Phoenix, Arizona
--------------------------------------------------------------------------------
*ALL OTHER NORTH AMERICAN LOCATIONS NOT LISTED ABOVE WILL BE PRICED AT [ * ].


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                            Amended Exhibit C(a)
                                                                     Page 2 of 3




                                    EUROPE**

POP                                   ADDRESS
--------------------------------------------------------------------------------
AMS2        Joop Geesinkweg 401-404 1096 AX Amsterdam, The Netherlands
--------------------------------------------------------------------------------
CDG2        7-9 Rue Petit  92310 Clichy, Paris, France
--------------------------------------------------------------------------------
FRA2        Kleyerstrasse 82, Frankfurt, Germany
--------------------------------------------------------------------------------
LIN1        Via San Giusto 51, Milan, Italy
--------------------------------------------------------------------------------
LON3        2040 East India Dock Road E14 9YY, London, UK
--------------------------------------------------------------------------------
**ALL OTHER EUROPEAN LOCATIONS NOT LISTED ABOVE WILL BE ON AN INDIVIDUAL
CASE BASIS (ICB).



                            ALL EQUINIX LOCATIONS***
CITY                                                LOCATION
--------------------------------------------------------------------------------
ASHBURN VA                        21711 Filigree Court Building F
--------------------------------------------------------------------------------
LOS ANGELES, CA                   600 W 7th Street
--------------------------------------------------------------------------------
DALLAS, TX(N)                     1950 Stemmons
--------------------------------------------------------------------------------
NEWARK, NJ(N)                     165 Halsey
--------------------------------------------------------------------------------
CHICAGO, IL(N)                    350 E Cermack
--------------------------------------------------------------------------------
SECAUCUS, NJ(N)                   275 Hartz Way Secaucus, NJ
--------------------------------------------------------------------------------
SAN JOSE, CA(N)                   11 Great Oaks
--------------------------------------------------------------------------------

***ALL OTHER EQUINIX LOCATIONS NOT LISTED ABOVE WILL BE ON AN ICB BASIS.

(N) THESE LOCATIONS MAY BE SUBJECT TO LOCAL ACCESS CHARGES. IF GLOBAL CROSSING BUILDS OUT TO THESE FACILITIES WITH A ROUTER LIKE GLOBAL CROSSING HAS DONE FOR LIMELIGHT IN THE ASHBURN, VA AND LOS ANGELES, CA LOCATIONS, THEN NO ADDITIONAL LOCAL ACCESS CHARGES WILL APPLY.

     Note: Going forward, other locations that come to have the same characteristics as those listed in the above tables will be added to these tables periodically by Global Crossing.

D. In return for the [ * ] rate above (or [ * ] as applicable), commencing January 1, 2003, Global Crossing will charge LimeLight for a minimum of [ * ] per month whether [ * ] has been utilized or not. In addition, for all traffic above the [ * ] level, Global Crossing will charge Limelight at a rate of [ * ].

E. Any circuits ordered within one (1) year of the expiration of the Initial Term of the Agreement (on or after August 29, 2003) will need Global Crossing's approval. Any circuit approved and ordered will have a term that is concurrent with the Term of -- this Agreement.


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                            Amended Exhibit C(a)
                                                                     Page 3 of 3


DS-3 AND ABOVE NON-RECURRING CHARGES (NRC)


                                            INSTALL CHARGE
                      MINIMUM              1 YEAR        2 YEAR     CANCELLATION
PORT                  BANDWIDTH**          TERM          TERM           FEE
--------------------------------------------------------------------------------
DS-3                  10 Mbps              [ * ]         [ * ]         [ * ]
--------------------------------------------------------------------------------
OC-3                  45 Mbps              [ * ]         [ * ]         [ * ]
--------------------------------------------------------------------------------
OC-12                 160 Mbps             [ * ]         [ * ]         [ * ]
--------------------------------------------------------------------------------
OC-48*                500 Mbps             [ * ]         [ * ]         [ * ]
--------------------------------------------------------------------------------
Fast Ethernet*        10 Mbps              [ * ]         [ * ]         [ * ]
--------------------------------------------------------------------------------
                 1 year term: 100 Mbps;
                 2 year term: 10 Mbps
Gigabit            months 1-6 and
Ethernet*            100 Mbps
                 for the balance
                   of the term(n)          [ * ]         [ * ]          [ * ]
--------------------------------------------------------------------------------

NOTES:

*OC-48, Fast Ethernet and Gigabit Ethernet ports are available at select locations only.

**For DS-3 circuits and above, bandwidth can be purchased in increments of 5 Mbps above the minimum to the maximum bandwidth of the applicable circuit.

(n)All existing and new Gigabit Ethernet circuits will have a 100 Mbps minimum on a go forward basis.

3.   BURSTABLE BILLING CALCULATION AND CHARGES

     A. Burstable billing is available on DS-3 circuits and above. For Burstable billing, the table above represents the committed bandwidth rate. The total utilized bandwidth is derived from a 95/5 calculation as described below. The bandwidth utilized over and above the committed bandwidth amount, the bursted bandwidth, will be billed at 100% of the committed bandwidth rate as described below. Volume price breaks do not apply if volume threshold is surpassed due to bursted bandwidth.

     B. Upon completion of each Billing Cycle during the Term, Global Crossing shall calculate the Bursted Bandwidth Charge for such Billing Cycle applicable to the [ * ] of all circuits for which LimeLight has ordered burstable billing according to the following formula:

                        [ * ] Bursted Bandwidth Charge =

      (Total [ * ]Utilized Bandwidth* -- Total [ * ]Committed Bandwidth) x
             (Committed Bandwidth rate per Mbps for Circuits x 1.00)

         * Total [ * ]Utilized Bandwidth shall be calculated as follows:

          Global Crossing shall poll the Global Crossing routers for ingress and egress usage on each respective circuit approximately every five minutes. The [ * ] the ingress and egress numbers for each poll shall be stack ranked. Upon the close of each of LimeLight's Billing Cycles, the top 5% of the [ * ] ingress and aggregate egress usage numbers shall be discarded. The next highest measurement, the greater of the [
          * ]ingress or [ * ]egress, shall constitute the Total [ * ] Utilized Bandwidth for the applicable circuits for the applicable Billing Cycle.


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit E
                                                                     Page 1 of 7

                      SPECIFIC SERVICE TERMS AND CONDITIONS

                                       FOR

                              PRIVATE LINE SERVICE

Private Line Service. These are the specific terms and conditions for Private Line Service, together with the Order Form shall become an Appendix to the Agreement.

I.  SPECIFIC SERVICE TERMS AND CONDITIONS

1. Private Line Service provides point-to-point connectivity over a dedicated circuit between city pairs (for example, New York -- London, Amsterdam - Rotterdam) on the Global Crossing Network. Availability of specific city pairs will be confirmed with Global Crossing at time of order. Support and maintenance are provided by the Global Crossing Customer Support Center.

2. Circuits may be available at speeds of T1, E1, E3, DS3, STM1/OC3, STM4/OC12, or STM16/OC48 depending upon capacity available and geographical reach. Lower speeds may be available in certain circumstances upon Limelight inquiry. Availability will be confirmed with Global Crossing at time of order. The selected type of service, pricing and length of circuit term commitment shall be specified on the Order Form. At the conclusion of the circuit term commitment (or any extension thereof) for any Service, such circuit term commitment shall automatically be extended at the same rates, terms and conditions for subsequent [ * ] periods unless terminated by either Party upon written notice delivered not less than sixty (60) days prior to the expiration of the current circuit term commitment (or any extension thereof). The Service is designed to comply with ETSI and ITU-T recommendations, including specifically ITU-T recommendation G.826 for error performance.

4. The Service is further subdivided between Global Crossing POP to Global Crossing POP Service ("POP to POP") and Limelight Premises to Limelight Premises Service ("Prem to Prem") categories. Limelight's selection between these two options shall be indicated on the Order Form.

     4.1 "POP to POP" is between Global Crossing POPs, with Limelight self-provided or self-arranged local access.

          4.1.1 Where Limelight chooses "POP to POP" Service, Global Crossing will charge a POP Interconnection Fee, which is a monthly recurring charge ("MRC") for access connections involving third party vendors. This POP Interconnection Fee is chargeable in respect of the cross-connection between the access vendor's circuit and the Global Crossing Network, and (if applicable) in respect of the allocation to Limelight of capacity from an access vendor already co-located at a Global Crossing POP. The POP Interconnection Fee varies depending upon the circuit speed of the access connection and can be found in Amendment 1 Exhibit D.

     4.2 If local loop access at each end of the circuit to Limelight's premises is supplied by Global Crossing on a Global Crossing-owned city ring or Metro Network, the Service will also be classified as "POP to POP".


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit E
                                                                     Page 2 of 7

     4.3 "Prem to Prem" incorporates the local loop connection from Limelight Interface to the Global Crossing POP over facilities not owned by Global Crossing. Availability of "Prem to Prem" is dependent upon availability of SDH/SONET local access circuits from third party suppliers which are resold by Global Crossing. Limelight may select "POP" access or "Prem" access at either end of a circuit. Selection of "Prem" access at either end of a circuit over facilities not owned by Global Crossing shall mean that the Service will be classified as "Prem to Prem."

          4.3.1 Where "Prem" access is requested from Global Crossing over resold local access circuits, Global Crossing selects the third party supplier. In the event Limelight specifies a local access supplier not approved by Global Crossing, the "Prem" access guarantees are not available.

     4.4 If Limelight requests "Prem" access (i.e., local loop) from Global Crossing, whether on a Global Crossing-owned city ring or Metro Network, or on a resold basis, and it is available, the "Prem" access details shall be recorded in the Access Sections of the Order Form.

     4.5  For "POP to POP" the Limelight Interface is --

          4.5.1 At the Global Crossing Digital Distribution Frame for bandwidths lower than OC3/STM1, or the Global Crossing Optical Distribution Frame for OC3/STM1 and higher bandwidths, both of which are located within the Global Crossing POP. The local access circuit or other connection to Limelight's equipment, whether located at Limelight's premises or a telehouse, is the responsibility of Limelight. (Global Crossing will maintain the cross-connection used for POP Interconnection); or

          4.5.2 At the Network Terminating Point (NTP) located on Limelight's premises if "Prem" access is provided by Global Crossing over a Global Crossing-owned city ring or Metro Network at both ends of the circuit. Global Crossing will provision and install a Network Terminating Unit ("NTU") at the NTP. Cabling and maintenance from the NTU to Limelight's equipment is the responsibility of Limelight.

     4.6 For "Prem to Prem" Limelight's Interface is at the NTP located on Limelight's premises. Global Crossing will provision and install an NTU at the NTP. Cabling and maintenance from the NTU to Limelight's equipment is the responsibility of Limelight.

II.  SERVICE LEVEL AGREEMENT:

1. Maintenance. Global Crossing provides a coordinated, single point of contact maintenance function for Limelight on a 7 day x 24 hour x 365 day basis, which will be identified to Limelight. Maintenance support is on a circuit level basis between Limelight Interfaces.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit E
                                                                     Page 3 of 7

2.   Installation

     2.1  Installation Provisioning

          2.1.1 "POP to POP". Global Crossing commits to provision a "POP to POP" circuit on the mutually agreed RFS Date (sometimes also referred to by Global Crossing as "Limelight Commit Date") following Global Crossing's acceptance of Limelight's order.

                 2.1.1.1 Requested service date(s) recorded on the Order Form do not establish the RFS Date/Limelight Commit Date. Instead, the Global Crossing and Limelight Project Managers for the Service shall agree upon the specific RFS Date/Limelight Commit Date following order acceptance.

                 2.1.1.2 The mutually agreed RFS Date/Limelight Commit Date for provisioning a "POP to POP" circuit is typically within 30-45 days of order acceptance. This guarantee excludes testing and circumstances where Limelight is not ready to receive or use the circuit.

                 2.1.1.3 Orders for changes in existing private line
                         configurations are accepted within the absolute discretion of Global Crossing; if accepted, the change will be completed within the same time period as for an initial installation. Global Crossing's customary charges will apply for the change.

          2.1.2 "Prem to Prem". Global Crossing commits to provision a "Prem to Prem" circuit on the mutually agreed RFS Date/ Limelight Commit Date following Global Crossing's acceptance of Limelight's order.

                 2.1.2.1 Requested service date(s) recorded on the Order Form do not establish the RFS Date/Limelight Commit Date. Instead, the Global Crossing and Limelight's Project Managers for the Service shall agree upon the specific RFS Date/Limelight Commit Date following order acceptance.

                 2.1.2.2 The mutually agreed RFS Date/Limelight Commit Date for provisioning a "Prem to Prem" circuit is typically within 60-90 days of order acceptance, including local access circuits. This guarantee excludes testing and circumstances where the Limelight is not ready to receive or use the circuit.

          2.1.3 Orders for changes in existing private line configurations are accepted within the absolute discretion of Global Crossing; if accepted, the change will be completed within the same time period as for an initial installation. Global Crossing's customary charges will apply for the change.

     2.2  Installation Credits. If the provisioning times stated in Section
          2.1.1.2 are not met, Global Crossing will issue a credit to Limelight according to the following schedule:


Number of Calendar Days            Percentage Credit on
RFS Date Exceeded                  Installation Charge
--------------------------------------------------------------------
1 -- 7                             [ * ]
--------------------------------------------------------------------
8 -- 14                            [ * ]
--------------------------------------------------------------------
15 -- 30                           [ * ]
--------------------------------------------------------------------
Greater than 30                    [ * ]
--------------------------------------------------------------------


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit E
                                                                     Page 4 of 7

     2.3 Exclusions on Credits. No Provisioning SLA credits apply in the following circumstances:

          (a) Where the completed service order is modified by or at the initiative of Limelight after its original completion;

          (b)  Where Limelight is not ready to receive or use the circuit; and

          (c) Where Limelight site connection on a Global Crossing-owned city ring or Metro Network has not been fully completed.

3.   Availability

     3.1 Guarantee of Availability. Global Crossing guarantees circuit availability at the following levels:

          "POP TO POP" SERVICE -- [ * ]
          "PREM TO PREM" SERVICE -- [ * ]

          3.1.1 East Asia Crossing ("EAC"). EAC "POP to POP" Service is guaranteed at [ * ]availability prior to EAC ring closure. EAC "POP to POP" Service is guaranteed at [ * ]following EAC ring closure.

     3.2 Measurement. Circuit availability is a measure of the relative amount of time a circuit is available for Limelight use during a thirty (30) calendar day month.

     3.3 Service Outage Credit. Subject to the Credit Limits and Exclusions described below, and to Limelight's compliance with Incident Reporting Procedures described below, Global Crossing will issue a credit for Outages according to the following Schedules, as applicable to the specific type of Service ordered by Limelight:


                "POP TO POP" SERVICE                                      "PREM TO PREM" SERVICE
---------------------------------------------------------------------------------------------------------------
      PERIOD OF OUTAGE         PERCENT CREDIT OF MRC         PERIOD OF OUTAGE             PERCENT CREDIT OF MRC
---------------------------------------------------------------------------------------------------------------
0 -- 4.32 Minutes                      [ * ]           0 -- 44 Minutes                            [ * ]
---------------------------------------------------------------------------------------------------------------
4.33 -- 240 Minutes                    [ * ]           45 -- 240 Minutes                          [ * ]
---------------------------------------------------------------------------------------------------------------
241 -- 480 Minutes                     [ * ]           241 -- 480 Minutes                         [ * ]
---------------------------------------------------------------------------------------------------------------
481 Minutes or More                    [ * ]           481 Minutes or More                        [ * ]
---------------------------------------------------------------------------------------------------------------

          Each credit is calculated per affected circuit, based on cumulative circuit Outage duration in a given month, and is represented as a credit to the MRC for the affected circuit. Each Outage credit will be measured from the time that Global Crossing receives notice from the Limelight of actual circuit unavailability and a "Trouble Ticket" is established, until circuit availability is restored by Global Crossing.

          If, in any one month period, LimeLight experiences one continuous unplanned outage in excess of [ * ]hours, OR in any consecutive [ * ]period, LimeLight experiences [ * ]continuous unplanned outages in excess of [ * ]due to circumstances other than force majeure (the "MAXIMUM OUTAGE"), LimeLight may choose to terminate the affected circuit without penalty provided that written notice is provided to Global Crossing within [ * ]days of the last Maximum Outage. If after [ * ]days from the last Maximum Outage, LimeLight has not provided written notice to Global Crossing, LimeLight waives the right to terminate the circuit

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit E
                                                                     Page 5 of 7

     3.4 Exclusions. The following Outages are excluded from Availability SLA credit eligibility:

          (a) Outages attributable in whole or in part to Limelight's premises equipment (whether or not owned by Limelight), or to local access facilities ordered directly by Limelight;

          (b) Outages attributable to a local loop circuit which is not SDH or SONET;

          (c) Outages attributable in whole or in part to any act or omission of Limelight or any third party, including but not limited to, Limelight's agents, contractors or vendors;


          (d) Outages attributable to Global Crossing network maintenance, both scheduled and emergency maintenance;

          (e)  Force majeure events, as described in the Agreement; and

          (f) Outages attributable to "Off-Net Circuits," that is, circuits provided by third-party suppliers where the circuits are either
               (i) international circuits, or (ii) long-haul domestic circuits. (Local loop access circuits provided by third party suppliers are not considered Off-Net Circuits.) If Limelight purchases a circuit to a PoP that is not on-net to Global Crossing (for example Fargo, ND) the portion of the circuit that is not on GC's network would not be covered by our SLA. Limelight may choose not to purchase circuits to off-net PoPs if this is a concern.

     3.5  Additional Eligibility Rules

          3.5.1 Availability guarantee on STM4/OC12 and STM16/OC48 circuits is limited to the "POP to POP" Service guarantee. STM4/OC12 and STM16/OC48 circuits are not eligible for a "Prem to Prem" Service guarantee. At such time in the future as Global Crossing offers a "Prem to Prem" Service guarantee on STM4/OC12 circuits, and STM16/OC48 Limelight will be notified.

          3.5.2 In Japan, Limelight's subscribing to NTT East Digital Access Service will not be eligible for a "Prem to Prem" Service guarantee.

          3.5.3  East Asia Crossing. Please refer to Section 3.1.1, above.

          3.5.4 Whenever a "Prem to Prem" Service guarantee is not available (for example, when SDH or SONET access circuits cannot be provisioned by Global Crossing), Limelight shall automatically receive the "POP to POP" Service guarantee on its POP to POP circuits.
4 Credit Limits.

     4.1 In no event may the credits provided for hereunder exceed Limelight's total Monthly Recurring Charge for any covered circuit that is affected. Credits are calculated after deduction of all discounts and other special pricing arrangements, and are not applied to governmental fees, taxes, surcharges and similar additional charges.

     4.2 Exclusive Remedy. These credits are Limelight's exclusive remedy with respect to items covered by this Service Level Agreement.


     4.3 Global Crossing issued credits will be made available on the next bill or as promptly thereafter as possible.

     4.4 Limelight is responsible for providing Global Crossing a written request for a credit under this SLA within [ * ] of the suspected failure.

     4.5 Global Crossing shall issue only one credit for qualifying occurrences in any billing month, regardless of the time of occurrence.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit E
                                                                     Page 6 of 7

III.  ORDER CANCELLATION CHARGES

      Limelight acknowledges that Global Crossing commenced provisioning of Limelight's order for Service in reliance upon Limelight's commitment for the Service. In the event of cancellation of Limelight's Service order for any reason, Limelight shall be liable to pay Global Crossing, as liquidated damages, actual costs incurred in reliance upon Limelight's order, plus a percentage of the Installation Charge according to the following schedule:

                    TIME OF CANCELLATION                  % OF INSTALLATION FEE
-------------------------------------------------------- -----------------------
Before Order Confirmation                                         [ * ]
After Order Confirmation                                          [ * ]
After 50% of period from Order Confirmation to RFS Date           [ * ]
After 75% of period from Order Confirmation to RFS Date           [ * ]
Two Days or Less Before RFS Date                                  [ * ]

IV.   BILLING COMMENCEMENT

      Before the original RFS Date/Limelight Commit Date for a POP to POP or a Prem to Prem circuit, Limelight may, upon prompt written notice to Global Crossing, postpone the scheduled implementation date for that location. If Limelight postpones any scheduled implementation date for more than thirty
      (30) days beyond the original RFS Date/Limelight Commit Date, then the Thirty First (31st) day following the original RFS Date/Limelight Commit Date shall be deemed the Service Commencement Date and Global Crossing shall be entitled to commence billing for the Service on that date, regardless of whether or not Limelight has commenced using the Service.

V. ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO ORDERING "PREM" ACCESS FROM GLOBAL CROSSING

      1. Ordering "Prem" Access from Global Crossing.. Where Limelight orders "Prem" access from Global Crossing, details of locations, type of access, service speeds, pricing etc. associated with the "Prem" access shall be listed on the Access Sections of the Order Form. (Upon Limelight signature of (i) the Order Form (including completed Access Sections) and (ii) these Specific Terms and Conditions, Limelight shall not be required to execute a further "Access Appendix" under the Agreement for the "Prem" access.)

      2. Conditions to "Prem" Access Orders. Limelight understands and acknowledges that "Prem" local loop access is offered by Global Crossing on an "as available" basis and, where not supplied by Global Crossing directly via a city ring or Metro Network, is dependent upon the supply of access services from third party vendors. Likewise, service speeds for the "Prem" access are offered on an "as available" basis. Finally, Service Level Agreements under this Appendix include local circuits only where the local circuits are both (i) ordered and installed by Global Crossing as part of supply of "Prem" access, and (ii) SDH/SONET circuits.

      3.    Physical Access at Circuit Location Address.

            A. In addition to its general responsibility to afford physical access to Global Crossing or its third party vendor, Limelight is responsible for arranging physical access to any of the rights of way, conduit and/or equipment space necessary to provide Service to Limelight's Circuit Location Address (that is, the Limelight-specified location of Limelight Interface) to support installation, repair, maintenance, inspection, replacement or removal of any and all facilities and/or equipment for the Service provided by Global Crossing or its third party vendor. Access to such site shall be made available at a time mutually agreeable to Limelight and Global Crossing or its third party vendor. Global Crossing and/or its third party vendor shall also have the right to obtain access to cable installed in Limelight-provided conduit at any splice or junction box.


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit E
                                                                     Page 7 of 7

            B. Unless otherwise agreed by Limelight and Global Crossing in writing, Limelight shall provide the necessary space, conduit and electrical power required to terminate and maintain the facilities and NTU used to provide Service to a Circuit Location Address without charge or cost to Global Crossing. The space, conduit and power shall be available to Global Crossing on a timely basis. Limelight shall be responsible for assuring that the equipment space and associated facilities, conduit and rights of way which it is providing are a safe place to work and are protected against fire, theft, vandalism or other casualty, and that the use thereof complies with all applicable laws, rules and regulations and with all applicable leases or other contractual Agreements.

      4.    Pricing.

            A. IN ADDITION TO THE ONE-TIME INSTALLATION CHARGE AND MONTHLY RECURRING CHARGE, AS SET FORTH ON THE ORDER FORM FOR THE "PREM" ACCESS, LIMELIGHT ORDERING "PREM' ACCESS SHALL ALSO BE RESPONSIBLE FOR MISCELLANEOUS CHARGES. MISCELLANEOUS CHARGES SHALL INCLUDE ANY CHARGES FOR SPECIAL CONSTRUCTION REQUIREMENTS, EXPEDITE REQUESTS, INSIDE WIRE EXTENSIONS, OR THE LIKE. NOTWITHSTANDING THE ABOVE, THE MISCELLANEOUS CHARGES SHALL NOT BE GREATER THAN [ * ] OF THE LISTED COSTS IN THE ORDER FORM UNLESS APPROVED IN WRITING LIMELIGHT OR LIMELIGHT WILL HAVE THE RIGHT TO CANCEL THE ORDER FORM IN PARTS OR AS A WHOLE WITH OUT ANY PENALTY.

            B. Limelight acknowledges that the charges set forth on the Order Form are based upon the best current information available to Global Crossing. Global Crossing reserves the right to vary its charges for "Prem" access at any time, upon thirty days' advance written notice. If the charges vary greater than [ * ] of the listed charges set forth in the Order Form then Limelight will have the right to cancel the Order Form in parts or as a whole with out any penalty.

            C. Pricing for the Private Line Service (Continental US) is based upon the length of the circuit term commitment according to the following rate schedule.

            TIER 1 PRICING is applicable for circuits that both originate and terminate in one of the Tier 1 Cities. Tier 1 Cities are the following U.S. cities (as cities may be added to and deleted from the list by Global Crossing from time to time): [ * ].

            TIER 2 PRICING is applicable for circuits that do not originate and terminate in any of Tier 1 Cities and for any circuit which has one segment originating or terminating in any Tier 1 Cities.

                  TIER 1 PRICING          TIER 2 PRICING
    CIRCUIT       DSO MILE RATE           DSO MILE RATE        MINIMUM MONTHLY
    CAPACITY   1 YEAR        2 YEAR    1 YEAR        2 YEAR   CHARGE PER CIRCUIT
    --------   ------        ------    ------        ------   ------------------
       DS-1    [ * ]         [ * ]     [ * ]         [ * ]          [ * ]
       DS-3    [ * ]         [ * ]     [ * ]         [ * ]          [ * ]
       OC-3    [ * ]         [ * ]     [ * ]         [ * ]          [ * ]
      OC-12    [ * ]         [ * ]     [ * ]         [ * ]          [ * ]
      OC-48    [ * ]         [ * ]     [ * ]         [ * ]          [ * ]

Note: Pricing is per DS-0 mile rate times the V & H mileage for specific city pairs.

      NON-RECURRING CHARGES        INSTALLATION     EXPEDITE
      ---------------------        ------------     --------
            DS-1                      [ * ]           [ * ]
            DS-3                      [ * ]           [ * ]
            OC-3                      [ * ]           [ * ]
            OC-12                     [ * ]           [ * ]
            OC-48                     [ * ]           [ * ]

              Installation charges are per end.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit F
                                                                     Page 1 of 6

                          MID SPAN MEET ACCESS SERVICE

All Mid Span Meet facilities are pending Global Crossing's Engineering approval based upon the information provided to Global Crossing by Limelight in the Service Inquiry Form. Any approved facilities shall be presented to Limelight as an amendment pursuant to Section A Subdivision 2 below.

                              TERMS AND CONDITIONS

      A.    SERVICE OVERVIEW

            1. Global Crossing shall provide Mid Span Meet Access Service ("MSM Access" or "Service") to Limelight, consisting of connectivity between the Global Crossing network Point of Presence ("Global Crossing POP") and a Network Fiber Distribution Panel ("NFDP") owned and maintained by Global Crossing on Global Crossing Premises. The connectivity is accomplished by a fiber jumper cable supplied by Global Crossing. The connection at the Global Crossing POP is to circuit(s) previously purchased, or subscribed for, by Limelight. MSM Access is available for connections to the Global Crossing network at the optical level (speeds of OC-3 or higher) only. The connection at GC's PoP can also include connections to customer's colocated equipment in GC space but does not include connections to GC's local access facilities.

            2. This Exhibit contains the general terms and conditions applicable to MSM Access. Separate MSM Access Schedules ("Schedules") may be attached hereto from time to time covering each separate site where MSM Access will be established. All Schedules, upon their execution by both Parties, shall be incorporated herein and shall become a part hereof.

            3. Connectivity provided by Global Crossing terminates on the Limelight side of the NFDP (the "Limelight Interface") in Global Crossing Premises. The demarcation point is the NFDP in Global Crossing's POP. Limelight is responsible for handing off an acceptable interconnecting signal and installing the fiber in accordance with the requirements of this Exhibit.

            4.    Limelight, or Limelight's subcontractor, is responsible for
                  (a) bringing interconnecting fiber to Global Crossing Premises, which shall be identified to Limelight by street address, floor and room number (if applicable), and (b) installing the interconnecting fiber at the Limelight Interface using appropriate Local Access Interface Equipment. There will be no charges associated with this from Global Crossing unless specified in the Make-Ready Fee to enable Limelight to accomplish the above.

            5. Limelight understands and acknowledges that MSM Access is offered by Global Crossing on an "as available" basis.

            6. Rates and charges for MSM Access are as set forth in Section C of these Terms and Conditions, unless otherwise modified for a specific site in the Schedule for such site.

            7. Initial Capitalized Terms used herein shall have the meaning set forth in Section H hereof.

                                                                       Exhibit F
                                                                     Page 2 of 6

      B.    TERM

            The term of a Service with respect to each specific site shall be as set forth in the applicable Schedule and shall commence on the Service Commencement Date (the "Commencement Date"), but shall be immediately terminable by Global Crossing upon the termination, expiration or cancellation for any reason of any (i) underlying agreement between Global Crossing and any other party involving Global Crossing's continued use of the Facility, (ii) the agreement to which this Exhibit is attached, or (iii) this Exhibit. Following the expiration of the term for a Service as set forth in the Schedule for a Service, the term for such Service shall automatically renew on a [ * ] basis in accordance with the same terms and conditions specified herein, unless terminated by either Party upon sixty (60) days prior notice to the other Party.

            Global Crossing shall not be liable to Limelight in any way as a result of Global Crossing's failure (for any reason) to tender possession of the Service on or before the scheduled commencement date listed in the MSM Access Schedule.

      C.    CHARGES AND PAYMENT

            1.    The charges for each Service are as follows:

                  a. A monthly recurring charge of [ * ] per protected circuit (four fibers) or [ * ] per unprotected circuit (two fibers) will be assessed to Limelight's account upon the scheduled commencement date. This will be for all physical fiber based cross connects.

                  b. A one-time Non-Recurring Charge of US [ * ] for the first 24 fiber positions on an NFDP will be assessed to Limelight's account upon Limelight's execution of the Schedule(s) for the Facility. If additional assignments are needed the NRC is [ * ] for each additional 24 fiber positions required on NFDP assignments.

                  c. If applicable, Limelight shall pay Global Crossing the amount set forth in each executed MSM Schedule for the cost of engineering or improvements to the Space required to be made by Global Crossing in order to accommodate Limelight's Mid Span Meet into the Space (the "Make-Ready Fee"). The Make-Ready Fee shall be payable to Global Crossing upon the scheduled commencement date.

                  d. Fee for Return to Pre-existing Condition: Upon termination or expiration of a Service, Limelight shall pay to Global Crossing all reasonable costs and expenses of Global Crossing to return the Premises to its pre-existing condition prior to the grant to Limelight of the rights hereunder, reasonable wear and tear excepted.

                  e. Dispatch Fees: [ * ](one-hour minimum) for unmanned sites during business hours (Monday-Friday, 8:00 am to 6:00 pm) and [ * ](two-hour minimum), for unmanned sites during non-business hours and nationally recognized holidays.

                  f. All charges are exclusive of any and all applicable taxes and regulatory surcharges (if any) which Global Crossing is permitted or obliged to pass on to Limelight.

            2. Cancellation Charges: Limelight acknowledges that Global Crossing shall commence provisioning of Limelight's order for MSM Access in reliance upon Limelight's commitment for the Service. In the event of cancellation of Limelight's Service order for any reason after the scheduled commencement date, but before the payment of the non-recurring charge set forth in Section C(1) hereof, Limelight shall be liable to pay to Global Crossing, as liquidated damages, the sum of [ * ]

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit F
                                                                     Page 3 of 6

      D.    LIMELIGHT RESPONSIBILITIES

            Limelight shall fulfill the following responsibilities:

            1. Upgrade Limelight-provided fiber or equipment as necessary to support the Service in conformity with specifications for the NFDP, and/or as specified by Global Crossing, and/or as necessary to link successfully to Limelight's premises.

            2. Arrange access to the building housing Global Crossing's Premises in order to bring its interconnecting fiber to Global Crossing's Premises, and perform installation of the interconnecting fiber at Global Crossing's Premises itself, or through a subcontractor identified to Global Crossing and approved by Global Crossing (not to be unreasonably withheld), at a date and time acceptable to Global Crossing, and subject to Global Crossing supervision at all times while within Global Crossing's Premises.

            3. Upon Global Crossing's or its subcontractor's request, participate in any testing procedures for purposes of installation, testing, Service Commencement or maintenance.

            4. Use a Service only in conjunction with Services provided by Global Crossing. Limelight may not use the MSM Access for any other purpose without the prior written consent of Global Crossing, which consent may be withheld in Global Crossing's sole discretion. Failure to obtain the prior written consent of Global Crossing shall be deemed a material breach of this Exhibit, and Global Crossing may pursue any legal or equitable remedy available to it, including immediate removal of impermissible cross-connects or interconnections and the immediate termination or suspension of this Exhibit or the underlying agreement to which this Exhibit is attached.

            5. Comply, and ensure that its subcontractors, employees, agents and invitees comply, with all safety, security and access rules regarding Global Crossing's Premises, including, without limitation, any rules or regulations of the landlord in the building where the Premises are located. Global Crossing may remove any personnel of Limelight, its agents, or subcontractors not in compliance with its rules and regulations, and may prohibit access by any person at its discretion.

            6. Limelight shall not cause any harm to the Facility or third parties.

            7. Limelight shall not interfere in any way with Global Crossing's use or operation of the Facility or with the use or operation of any third party facilities.

            8. Limelight shall be in full compliance with telecommunications industry standards, NEC and OSHA requirements, and in accordance with Global Crossing's requirements and specifications.

            9. Upon termination of this Exhibit or any Schedules for any reason, all rights, title and interest in the NFDP shall remain with Global Crossing.

                                                                       Exhibit F
                                                                     Page 4 of 6

      E.    MAINTENANCE

            Global Crossing provides a coordinated, single point of contact maintenance function for Limelight on a 7 day x 24 hour x 365 day basis, which will be identified to Limelight. Maintenance support is: (a) between the Global Crossing network POP and the Global Crossing side of the NFDP, and (b) on the NFDP itself. Global Crossing may at its sole discretion suspend the provision of a Service (or any part thereof) for reasons of network or equipment modification, or preventive, or emergency maintenance. Limelight shall not make any alterations, changes, additions or improvements to the Facility without Global Crossing's prior written consent.

      F.    INSURANCE, INDEMNITY AND DAMAGE TO FACILITY

            1. While this Exhibit or any Service is in effect, Limelight shall maintain in force and effect policies of insurance as follows:

                  a. Comprehensive General Liability Insurance, including contractual liability and broad property damage, covering personal injury or death and property damage, with a combined single limit of at least [ * ]; and

                  b. Worker's Compensation Insurance with limits required by the laws of the state in which the Facility is located.

                  The liability insurance shall name Global Crossing as an additional insured and shall be primary insurance, and Global Crossing's insurance shall not be called upon for contribution towards any such loss. Limelight's insurer shall provide Global Crossing with at least ten (10) days prior written notice of cancellation or change in coverage. All insurance required of Limelight shall be evidenced by certificates of insurance provided to Global Crossing.

            2. Limelight shall be liable for and shall indemnify, defend and hold Global Crossing harmless from and against any and all claims, demands, actions, damages, liability, judgments, expenses and costs (including reasonable attorneys fees) arising from (i) Limelight's use of the Service or (ii) any damage or destruction to the Premises, Global Crossing's network or to the Facility or any property or equipment therein caused by or due to the acts or omissions, negligent or otherwise of Limelight, its employees, agents or representatives, invitees, or subcontractors.

            3. THE SERVICE IS PROVIDED "AS IS". GLOBAL CROSSING MAKES NO WARRANTY, EXPRESS OR IMPLIED, UNDER THIS AGREEMENT, AND GLOBAL CROSSING EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. Global Crossing's entire liability and Limelight's exclusive remedies against Global Crossing for any damages arising from any act or omission related to this Exhibit or any Schedule, regardless of the form of action, shall not exceed in any case the NRCs paid by Limelight hereunder.

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit F
                                                                     Page 5 of 6

            4. If the Facility or the Premises is damaged by fire or other casualty, Global Crossing shall give immediate notice to Limelight of such damage. If Global Crossing's landlord or Global Crossing exercises an option to terminate the lease therefore due to such damage, or Global Crossing's landlord or Global Crossing decides not to rebuild the Facility or the Premises, the Schedule shall terminate as of the date of such exercise or decision as to the affected Premises. If neither the landlord of the affected Facility nor Global Crossing exercises the right to terminate or not to rebuild, the landlord or Global Crossing, as applicable, shall repair the Facility and/or the Premises to substantially the same condition as prior to the damage, completing the same with reasonable speed. In the event that such repairs are not completed within a reasonable time, Limelight shall thereupon have the option to terminate the Schedule and such option shall be the sole remedy available to Limelight against Global Crossing hereunder relating to such failure. If the Service or any portion thereof shall be rendered unusable by Limelight by reason of such damage, the MRC for such Service shall proportionately abate for the period from the date of such damage to the date when such damage shall have been repaired for the portion of the Service rendered unusable or until the decision to not repair such Service is communicated to Limelight by Global Crossing.

      G.    GENERAL TERMS

            1. Title. Nothing in this Exhibit or in any Schedule shall create or vest in Limelight any right, title or interest in the Service or its configuration, or in the Premises, or the Facility, other than the right to use the same during the term of the applicable Schedule under the terms and conditions of this Exhibit.

            2. Compliance with Laws and Regulations. Each Party will comply with all applicable laws, regulations, rules, and ordinances. Without limiting the foregoing, Limelight shall not utilize the Facility for any unlawful purposes, nor shall Limelight assign, mortgage, sublease, encumber or otherwise transfer any right granted hereunder.

      H.    DEFINITIONS

            As used in this Agreement, the following Initial-Capitalized terms shall have the meanings ascribed to them:

            "EXHIBIT" means this MSM Access Exhibit between Global Crossing and Limelight, attached to and incorporated into the Agreement between Limelight and Global Crossing.

            "LIMELIGHT" means the Limelight identified on the first page of this Exhibit.

            "LIMELIGHT INTERFACE" means the Limelight side of the NFDP.

            "EFFECTIVE DATE" means the date on which this Exhibit and the Applicable MSM Access Schedule is signed by Global Crossing.

            "FACILITY" means the building where the Premises are located.

            "GLOBAL CROSSING" means Global Crossing Bandwidth, Inc. and any company under common control, directly or indirectly, with Global Crossing which supports it in the provision of the Service.

            "GLOBAL CROSSING POP" means a network Point of Presence maintained by Global Crossing. A Global Crossing POP may also incorporate Telehouse functionality, where Global Crossing determines to establish a Global Crossing POP supporting MSM Access at a Telehouse.

                                                                       Exhibit F
                                                                     Page 6 of 6

            "LOCAL ACCESS INTERFACE EQUIPMENT" means a jack or "tie down" for purposes of connecting a circuit at the Limelight Interface. This equipment is the responsibility of Limelight or its subcontractor.

            "MID SPAN MEET ACCESS SERVICE" means connectivity between the Global Crossing network Point of Presence and a Network Fiber Distribution Panel ("NFDP") owned and maintained by Global Crossing on Global Crossing Premises.

            "PREMISES" means the Global Crossing Premises, specified by street address, floor and room (if applicable) at which MSM Access is provided to Limelight.

            "NFDP" means Network Fiber Distribution Panel supplied by Global Crossing for purposes of interfacing with Limelight-provided fiber. Selection of NFDP equipment shall be at the discretion of Global Crossing.

            "PARTY" means either Global Crossing or Limelight, and "Parties" means both Global Crossing and Limelight.

            "SERVICE" means Mid Span Meet Access Service.

            "SERVICE COMMENCEMENT DATE" means the date when Limelight is notified that the Service ordered is being provided to the Limelight Interface.

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[GLOBAL CROSSING LOGO]

                  AMENDMENT #8 TO BANDWIDTH/CAPACITY AGREEMENT

                             LIMELIGHT NETWORKS, LLC

                                  APRIL 3, 2003

This is Amendment #8 to the Carrier Service Agreement between Global Crossing Bandwidth, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder ("GLOBAL CROSSING") and LimeLight Networks, LLC ("LIMELIGHT" or "PURCHASER"), dated August 29, 2001, as amended (the "AGREEMENT").

1. Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

2. Limelights IP Transit T1's Pricing as last set out in Amendment #7 Amended Exhibit C(a) number 1a shall be modified as follows:

FULL-PORT PRICING

                   MRC         1-YEAR           2-YR          CHANGE      CANCEL
# OF T1S          $/T1      INSTALLATION    INSTALLATION        FEE         FEE
--------          ----      ------------    ------------        ---         ---
T1 (1-10)         [ * ]         [ * ]          [ * ]           [ * ]       [ * ]
T1 (11-25)        [ * ]         [ * ]          [ * ]           [ * ]       [ * ]
T1 (26-50)        [ * ]         [ * ]          [ * ]           [ * ]       [ * ]
T1 (51-75)        [ * ]         [ * ]          [ * ]           [ * ]       [ * ]
T1 (76-100)       [ * ]         [ * ]          [ * ]           [ * ]       [ * ]
T1 (101-150)      [ * ]         [ * ]          [ * ]           [ * ]       [ * ]
T1 (151-200)      [ * ]         [ * ]          [ * ]           [ * ]       [ * ]
T1 (201-250)      [ * ]         [ * ]          [ * ]           [ * ]       [ * ]
T1 (251-300)      [ * ]         [ * ]          [ * ]           [ * ]       [ * ]
T1 (301-400)      [ * ]         [ * ]          [ * ]           [ * ]       [ * ]
T1 (401-500)      [ * ]         [ * ]          [ * ]           [ * ]       [ * ]
T1 (501+)         [ * ]         [ * ]          [ * ]           [ * ]       [ * ]

      Notes:

      1) All T1's must have a minimum term of at least [ * ], unless otherwise agreed in writing in advance

      2) In order to qualify for a new rate on all installed circuits, LimeLight must notify Global Crossing in writing that LimeLight has qualified for a reduced price based the number of T1 circuits installed. The new price, as defined by the schedule above, will take effect in the first full billing cycle that the new level has been satisfied as long as written notification is received at least 10 business days prior to the beginning of that billing cycle. No retroactive credits will be applied.

      3) Limelight agrees that pricing on existing T1 circuits can be adjusted to the new rates with a term renewal of [ * ] from the current date.

      4) Limelight has been extended this pricing as they agreement to an overall IP Transit Commitment of [ * ].

      5) Pricing effective to all Global Crossing Domestic US POPs. Pricing does not include local access or any applicable backhaul charges.

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

3. The revised IP Transit monthly recurring charges are effective on a go forward basis for all orders placed following the execution of this Amendment #8 by Global Crossing.

4. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #8 shall remain in full force and effect.

5. This Amendment #8 is effective as of the date signed by Global Crossing below.


Global Crossing Bandwidth, Inc.               LimeLight Networks, LLC


By: /s/ Barrett O. MacCheyne                  By: /s/ William H. Rinehart
    -------------------------------               ------------------------------
    Barrett O. MacCheyne,                         William H. Rinehart, President
    ,Sr. Vice President
    North American Carrier Services

Date: _____________________________           Date: ____________________________

[GLOBAL CROSSING LOGO]

                  AMENDMENT #9 TO BANDWIDTH/CAPACITY AGREEMENT

                             LIMELIGHT NETWORKS, LLC

                                  JUNE 27, 2003

This is Amendment #9 to the Carrier Service Agreement between Global Crossing Bandwidth, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder ("GLOBAL CROSSING") and LimeLight Networks, LLC ("LIMELIGHT" or "PURCHASER"), dated August 29, 2001, as amended (the "AGREEMENT").

1. Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

2. LimeLight's Schedule of Ancillary Fees, as identified under the Agreement, has been updated and is attached as Amended Exhibit B.

3. LimeLight's Minimum Periodic Charge, as last set out in Section 4 of Amendment #7, shall be modified as follows:

      "3.13 MINIMUM PERIODIC CHARGE: Beginning with LimeLight's June 5, 2003
            Billing Cycle, LimeLight shall be liable for the following minimum charge(s) per Billing Cycle for all of the Services (the "MINIMUM CHARGE").

            BILLING CYCLES                               MINIMUM CHARGE
            --------------                               --------------
            June2003 and each
            Bill Cycle thereafter                            [ * ]

      If LimeLight's net charges (after any available discounts hereunder) for the Services during a Billing Cycle are less than the Minimum Charge, LimeLight shall pay the shortfall. Governmental assessments and surcharges, non-recurring charges, local loop and third party and regulatory pass-through charges are not included when calculating the Minimum Charge."

4. Limelight's IP Transit Pricing as last set out in Amendment #7 as Amended Exhibit C(a) shall be modified as follows:

      3.    MONTHLY RECURRING CHARGES (MRC)

            D. Global Crossing will charge LimeLight for a minimum of [ * ] month whether [ * ] has been utilized or not, for all traffic, whether committed or burstable, at a rate of [ * ] Mbps. and [
                  * ] Mbps burstable.

      The remainder of Amended Exhibit C(a) shall remain the same.

4. All revised rates are attached hereto and made a part hereof, and so long as LimeLight signs this Amendment and returns it to Global Crossing no later than the close of business on July 3, 2003, will be effective with Limelight's Billing Cycle which commenced on June 5, 2003, for all circuits except T-1's. In the event the Amendment is not returned by said date), the new rates will be effective with LimeLight's first full Billing Cycle following the execution of this Amendment #9 by Global Crossing.

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

5. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #9 shall remain in full force and effect.

6. This Amendment #9 is effective as of the date signed by Global Crossing below.

Global Crossing Bandwidth, Inc.               LimeLight Networks, LLC.



By: /s/ Barrett O. MacCheyne                  By: /s/ William H. Rinehart
    -------------------------------           ----------------------------------
    Barrett O. MacCheyne,                         William H. Rinehart, President
    Sr. Vice President
    North American Carrier Services


Date: _____________________________           Date: ____________________________

                                                               Amended Exhibit A
                                                                     Page 1 of 1

                           SCHEDULE OF ANCILLARY FEES

ADDITIONAL ASSOCIATION CHARGE:   MONTHLY RECURRING CHARGE                 [ * ]

Upon new account set-up, LimeLight will be provided one (1) unique customer identifier ("ASSOCIATION ID"). Each additional Association ID requested by LimeLight and provided by Global Crossing shall be charged a Monthly Recurring Charge as stated above

LOCAL LOOP CHARGES:

All local loop monthly recurring and non- recurring (installation) charges shall be on a case by case basis, based upon vendor, mileage, location and circuit speed and term.

LOCAL LOOP CANCELLATION CHARGES:

      Prior To Installation: Installation charges plus any other charges incurred in accordance with Section 3.10 of the Agreement.

      Post Installation: To the number of months remaining in the term of the Local Loop times the Local Loop Monthly Recurring Charge.

      Upgrades: To a larger size Local Loop between the same LimeLight locations shall not be subject to Cancellation Charges. The new Local Loop will be subject to all standard terms specified in this Agreement (including without limitation a minimum term commitment). All applicable third party local access charges incurred from the upgrade will be passed through at cost to LimeLight.

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[GLOBAL CROSSING LOGO]

                  AMENDMENT #10 TO BANDWIDTH/CAPACITY AGREEMENT

                             LIMELIGHT NETWORKS, LLC

                                 OCTOBER 2, 2003

This is Amendment #10 to the Carrier Service Agreement between Global Crossing Bandwidth, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder ("GLOBAL CROSSING") and LimeLight Networks, LLC ("LIMELIGHT" or "PURCHASER"), dated August 29, 2001, as amended (the "AGREEMENT").

1. Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

2. Limilight's initial term, last identified in the Agreement shall be extended an additional [ * ] years through Limelight's Billing Cycle ending August 1, [ * ]

3.    The following Section shall be incorporated in the Agreement as Section
      2.5:

      2.5 ANNUAL CONTINUATION/CANCELLATION OPTION: While the term of this Agreement will be extended for [ * ] years as noted above, Limelight will have the option on [ * ]occasion each year of the Agreement, to terminate early. On the yearly anniversary of the Effective Date of this Amendment, Limelight, at their option, can choose to continue the Agreement for another year (by doing nothing), or terminate this Agreement with [ * ]written notice to the other Party. Limelight may also choose to waive this Annual Continuation/Cancellation clause at any time by locking-in the remaining term, with written notice to Global Crossing.

4. Section 3.14 of the Agreement shall be deleted in its entirety and replaced with the following:

      3.14 EARLY TERMINATION CHARGES FOR SERVICE CANCELLATION: If a Service is canceled prior to expiration of its minimum term commitment, except if canceled by Limelight under Sections 2.5, 3.10 and/or 5.2 hereof, or this Agreement is terminated for Global Crossing's uncured breach as defined in 5.4, Limelight shall be liable for, and shall pay to Global Crossing upon demand, an early termination fee in an amount [
            * ] the applicable monthly per circuit and per port minimum charge times the number of months remaining on the un-expired term commitment or to the next annual renewal window (whether the initial or a renewal term) for the circuit / port.

5. Limelight's IP Transit Service Schedule, last set out in the Agreement shall be deleted in its entirety and replaced with Amended Exhibit C, attached to this Amendment.

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

6. Limelight's IP Transit Pricing as last set out in Amendment #7 as Amended Exhibit C(a) shall be modified as follows:

      DS-3 AND ABOVE NON-RECURRING CHARGES (NRC)

                                 MINIMUM                   INSTALL
PORT                           BANDWIDTH**                 CHARGE
----                           -----------                 ------
                                                     1 YEAR      2 YEAR      CANCELLATION
                                                      TERM        TERM            FEE
                                                      ----        ----            ---
T-1                            1.544 Mbps            [ * ]        [ * ]          [ * ]
DS-3                             10 Mbps             [ * ]        [ * ]          [ * ]
OC-3                             45 Mbps             [ * ]        [ * ]          [ * ]
OC-12                           160 Mbps             [ * ]        [ * ]          [ * ]
OC-48*                          500 Mbps             [ * ]        [ * ]          [ * ]
Fast Ethernet*                   10 Mbps             [ * ]        [ * ]          [ * ]
                         1 year term: 100 Mbps;
                          2 year term: 10 Mbps
                             months 1-6 and
                                100 Mbps
                             for the balance
Gigabit Ethernet*             of the termn           [ * ]        [ * ]          [ * ]

      The remainder of Exhibit C(a) shall remain the same.

7. Limelight's IP Transit Pricing last set out in Amendment #9, paragraph 4, shall be modified to add the following pricing.

      3.    MONTHLY RECURRING CHARGES (MRC)

            D. Global Crossing will charge LimeLight for a minimum of [ * ] per month whether [ * ] has been utilized or not, for all traffic, whether committed or burstable, at a rate of [ * ] Mbps. If Limelight utilizes between [ * ] per month, whether committed or burstable, Limelight will be charged [ * ] Mbps for this increment usage only, and if Limelight utilizes over [ * ] month, then Limelight will be charged [ * ] Mbps for this increment usage only. This pricing is based on aggregate usage and shall include all ports except T1's and DS 1's.

8. Limelight requests subscription to Global Crossing's Metro Access Service as set out in Exhibit F, attached to this Amendment.

9. A new Exhibit entitled Customer [ * ] Trial shall be incorporated into the Agreement as Exhibit G, attached to this Amendment,

10. All revised rates are attached hereto and made a part hereof, and so long as LimeLight signs this Amendment and returns it to Global Crossing no later than the close of business on October 6, 2003, will be effective with Limelight's Billing Cycle which commenced on September 1, 2003. In the event the Amendment is not returned by said date), the new rates will be effective with LimeLight's first full Billing Cycle following the execution of this Amendment #10 by Global Crossing.

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

11. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #10 shall remain in full force and effect.

12. This Amendment #10 is effective as of the date signed by Global Crossing below.

Global Crossing Bandwidth, Inc.               LimeLight Networks, LLC.


By: /s/ Barrett O. MacCheyne                  By: /s/ William H. Rinehart
    -------------------------------           ----------------------------------
    Barrett O. MacCheyne,                         William H. Rinehart, President
    Sr. Vice President
    North American Carrier Services

Date: _____________________________           Date: ____________________________

                                                               Amended Exhibit C
                                                                     Page 1 of 6

                               IP TRANSIT SERVICE

IP TRANSIT SERVICE permits direct access to the Internet via Global Crossing's nationwide IP network. Connectivity is between LimeLight's router and/or switch and the Global Crossing router located in a Global Crossing IP POP. This Exhibit describes the specific terms, conditions and rates applicable to the Global Crossing IP Transit Service ordered as part of the Agreement. In the event of any conflict between this Exhibit and the Agreement, the terms of this Exhibit shall control.

1.    TERM.

      1.1 Each circuit shall have a specific in-service term commitment of one, two or three years, which shall be separate and distinct from the term of the Agreement. Upon expiration, non-renewal or early termination of the Agreement, except if the Agreement is terminated by a Party for the other Party's uncured breach, then, notwithstanding the term stated in the Agreement, the Agreement will continue in effect with respect to the IP Transit Service as long as a circuit installed under this Exhibit remains in operation.

      1.2 Unless one Party provides the other with at least [ * ] prior written notice of its intent not to renew a circuit after the circuit's minimum commitment period expires, then, unless the Parties agree otherwise in writing, a circuit shall automatically renew for an additional [ * ] period at LimeLight's existing rate at the time of the automatic renewal. The foregoing notice and renewal process shall also apply for each additional renewal period.

2.    BILLING AND PAYMENT; MINIMUM COMMITMENTS.

      2.1 LimeLight shall pay Global Crossing for the IP Transit Service at the rates and charges set out in the rate schedule attached to this Exhibit. Billing for a circuit shall commence upon the earlier to occur of (i) 30 days following the date Global Crossing notifies LimeLight, in writing or via electronic transmission, that the ordered circuit capacity is available from Global Crossing (regardless of whether or not LimeLight's Interconnection Facilities [defined in paragraph 5.2 below] are installed and operational), or
            (ii) the date the ordered circuit capacity is first utilized by LimeLight (the "SERVICE DATE").

      2.2 Monthly recurring charges ("MRC") for individual ports shall be invoiced by Global Crossing on a monthly basis in advance and non-recurring charges shall be invoiced in arrears. Any charges required to fulfill the contractual Minimum Monthly Charge of [ * ] will also be billed in arrears. If the Service Date for any circuit falls on a day other than the first day of any Billing Cycle, and the sum of the per-port MRCs does not exceed the overall contractual Minimum Monthly Charge, no pro-rated MRC charges will apply. In the event the sum of the per-port MRCs is raised beyond the contractual Minimum Monthly Charge, the initial charge to Limelight shall consist of: (i) the pro-rata portion of the applicable monthly charge covering the period from the Service Date to the first day of the subsequent Billing Cycle, and (ii) the monthly charge for the following Billing Cycle. Payment terms are set out in the Agreement

            2.2.1 On the final invoice of this Agreement, or any subsequent extensions thereof, Limelight will be charged the appropriate non-recurring charges for the final month of service, as well as any charges necessary to fulfill the contractual Minimum Monthly Charge for that final month.

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                               Amended Exhibit C
                                                                     Page 2 of 6

      2.3 The pricing in this Exhibit is limited to the IP Transit Service provided from the "on-net" nodes set out in the Global Crossing IP POP List and SONET POP list, which will be provided upon request, and which lists may, at Global Crossing's discretion, be changed from time to time. Global Crossing reserves the right, upon prior written approval by LimeLight not to be unreasonably withheld, to charge LimeLight for backhaul facilities if "off-net" routing or special Layer 2 "on-net" routing is agreed to by Global Crossing. If Global Crossing's cost in providing the IP Transit Service is increased due to circumstances beyond its reasonable control, then Global Crossing may revise the rates and charges in this Exhibit upon [ * ] written notice to LimeLight. LimeLight may cancel, without further liability (other than to pay for the circuit through the date of cancellation), any circuits subject to a rate/charge increase (other than increases resulting from governmental or regulatory assessments) upon written notice to Global Crossing given no later than [ * ] after LimeLight's receipt of the increase notice.

      2.4 If a circuit is canceled after installation but prior to expiration of its minimum term commitment, except if canceled by LimeLight (i) under paragraph 2.3 above (ii) for Global Crossing's uncured breach,
            (iii) because it is replaced with a circuit of equal or greater charge, or (iv) due to Global Crossing's physical inability, excluding business terms, to provide access to the Global Crossing router from Global Crossing's Collocation space. (LimeLight shall be required to check for availability of such Collocation space at the time the circuit was ordered and if Collocation space wasn't available at such time and LimeLight nonetheless proceeded with the order, then LimeLight may not utilize this Section 2.4,(iv)), LimeLight shall be liable for, and shall pay to Global Crossing, an early termination fee in an amount [ * ] the applicable monthly per circuit minimum recurring charge times the number of months remaining on the unexpired term commitment (whether the initial or a renewal term) for the circuit.

      2.5 In addition to forecasts for other Services that may be required under the Agreement or any attachment thereto, LimeLight must supply Global Crossing with a [ * ] forecast, updated [ * ], for IP Transit Service. In the event that LimeLight fails to provide a [ * ]within [ * ] of the time set forth herein, Global Crossing shall notify LimeLight of the delinquency of the forecast. Upon Global Crossing's notification LimeLight shall be required to provide the forecast within [ * ] days. The forecast must include information regarding anticipated capacity requirements by city. The forecasts must be provided on the[ * ]of each quarter of the calendar year, and shall cover the [ * ]period beginning with the [ * ]of the subsequent quarter of such calendar year (e.g. on or about [ * ]LimeLight shall provide Global Crossing with a forecast covering [ * ]thru[ * ] In the event LimeLight fails to submit a forecast in accordance with this provision then LimeLight shall have waived its right to receive any credit for the affected month under the provisions of Section 3 hereof.

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                               Amended Exhibit C
                                                                     Page 3 of 6

3.    SERVICE LEVEL AGREEMENT

3.1 GENERAL.

3.1.1 Global Crossing is fully committed to providing a reliable, high-quality network to support IP Transit to Limelight. The Global Crossing Service Level Agreement ("SLA") defines, through Service Level Guarantees, the parameters for Service Availability, Network Availability, Latency, Packet Loss, and Service Delivery/Installation of the IP Transit Port, and the levels of credit which will be granted to Limelight on future bills if any of these guarantees is not met.

3.1.2 Certain limits apply to the credit calculations. These are set forth in
Section 3.3, below.

3.1.3 Additional conditions and exclusions apply to the SLA. These are set forth in Section 3.4, below.

3.2 SERVICE LEVEL GUARANTEES.

3.2.1 Network Availability. "Network Availability" is defined as the aggregated reachability of all end points (that is, IP Transit routers) on the Global Crossing IP Network.

3.2.1.1 Guarantee on Network Availability. The Guaranteed Network Availability ("GNA") for the Global Crossing IP Network is [ * ] monthly uptime.

3.2.2 Service Availability. "Service Availability" is defined as the ability of a Limelight to exchange IP packets with the Global Crossing IP Network via the IP Transit router port(s) at the POP(s) selected by Limelight. In addition the IP Transit port(s) will be deemed to be unavailable when the packet loss is above [ * ] for this particular IP Transit router port not for reasons beyond Global Crossing's control.

3.2.2.1 Guarantee on Service Availability. The Guaranteed Service Availability ("GSA") for the Global Crossing IP Network at the IP Transit router port is [ * ] average monthly uptime.

3.2.3 Credit Calculation on GNA and GSA. If either the GNA or the GSA is not met, Limelight will be compensated as follows: Global Crossing will credit Limelight [ * ] of the Monthly Service Charges (recurring) as defined in 3.3.1.1 for Fixed or Committed Bandwidth (excluding any local access charges) for every [ * ] or any part thereof of non-availability below the guaranteed GNA or GSA.

3.2.4 Non-Availability Calculation on GNA and GSA. The percentage non-availability, as described in Section 3.2.2.1 above, is calculated on the basis of the relevant time stamps of the trouble ticket system, used at Global Crossing Customer Care Centers.

3.2.5 Latency. "Latency" is defined as the average monthly end-to-end roundtrip delay between the access routers on the Global Crossing IP Network.

3.2.5.1 Guarantee on Latency. The following parameters are the guarantees for IP
Transit:

Service Part                                                     Average Roundtrip Latency (milliseconds)
------------                                                     ----------------------------------------
IP Transit: Trans-Atlantic (London/Amsterdam -- New York)        [ * ]
IP Transit: European network                                     [ * ]
IP Transit: North American Network                               [ * ]
IP Transit: Pacific (Tokyo -- Seattle/Los Angeles)               [ * ]
IP Transit: South America (Buenos Aires/Sao Paulo -- Miami)      [ * ]

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                               Amended Exhibit C
                                                                     Page 4 of 6

3.2.5.2 Credit Calculation on Latency. If either one or more of the actual region network averages in a given month exceed(s) the targeted metric, Limelight will be compensated as follows: Global Crossing will credit Limelight [ * ] of the Monthly Service Charges (recurring) as defined in 3.3.1.1 for Fixed or Committed Bandwidth (excluding any local access charges) if the actual monthly average roundtrip latency for one or more of the service parts exceed(s) the Latency parameters set out above in a given month.

3.2.6 Packet Loss. "Packet loss" is defined as the loss of a packet due to transmission errors or router overload while the packet is in transit on the Global Crossing IP Network.

3.2.6.1 Guarantee on Packet Loss. Global Crossing commits to a round-trip packet loss for transmissions between Global Crossing IP Network POPs of less than or equal to [ * ] for Global Crossing's North American IP Network, and less than or equal to [ * ] for Global Crossing's IP Network worldwide.

3.2.6.2 Credit Calculation on Packet Loss. If the applicable network average for packet loss in a given month exceeds the targeted metric, Limelight will be compensated as follows: Global Crossing will credit Limelight [ * ]that is, the equivalent of[ * ] of the Monthly Service Charges (recurring) as defined in
3.3.1.1 for Fixed or Committed Bandwidth (excluding any local access charges) if the actual monthly average round-trip packet loss for one or more of the network transmissions exceed(s) the packet loss parameters set out above in a given month.

3.2.7 Service Delivery/Installation of the IP Transit Port. Service Delivery/Installation of the IP Transit Port is complete at the Service Commencement Date as defined under the MSA.

3.2.7.1 Guarantee on Service Delivery/Installation of the IP Transit Port. Service Delivery/Installation of the IP Transit Port is guaranteed as the later of (i) [ * ] business days after Global Crossing has received and accepted a signed, accurate and complete Order Form, or (ii) the RFS Date stated on the Order Form, provided in either case that Limelight has arranged access facilities and is ready for interconnection of the access facilities at Limelight Interface.

3.2.7.2 Credit Calculation. Global Crossing will issue a credit allowance equal to [ * ] of the Installation Charges paid or payable by Limelight for any installation of a IP Transit port that is not activated within the guaranteed times stated above.

3.2.7.3 No credit shall apply in respect of Service Delivery/Installation of the IP Transit port where the completed service order is modified by or at the initiative of Limelight after it is originally completed.

3.3 CREDIT LIMITS AND CALCULATIONS

3.3.1 Credits that may be made available under this SLA are not cumulative with respect to any Guarantee parameter for the same service interruption incident. If Limelight experiences network or service performance at levels below those stated in this SLA for two or more areas (e.g., Service Availability and Latency) arising from the same incident, Limelight will receive the largest of the applicable credits.

3.3.1.1 Credits will also include any charges for satisfying the Minimum Monthly Charge, if applicable. Any credits will be determined by calculating the percentage of the Minimum Monthly Charge relative to the port(s) in question by summing the total Minimum Committed Bandwidth of the port(s) in question and dividing this figure by the total of all per-port bandwidth Minimum Commitments, then multiplying this figure by the charges for satisfying the Minimum Monthly Charge.

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                               Amended Exhibit C
                                                                     Page 5 of 6

Example: Due to an outage of 4 hours on a GigE, Limelight is entitled to [ * ] credit against that port's commitment. As Limelight's overall commitment is [ * ], and the sum of the per-port Minimum Commitments equals [ * ] the customer would be entitled to a [ * ] credit on [ * ] overall commitment. Assuming a rate of [ * ], this would work out as follows:

[ * ] SLA Credit

3.3.2 The maximum credit allowance in any month is 100% (one hundred percent) of the Monthly Service Charge (recurring) for Fixed or Committed Bandwidth (exclusive of any local access facilities), regardless of the nature of the areas under which credit may be granted.

3.3.3 Global Crossing shall issue only one credit in any month, regardless of the time of occurrence.

3.3.4 Credits are calculated after deduction of all discounts and other special pricing arrangements, and are not applied to governmental fees, taxes, surcharges and similar additional charges.

3.3.5 Credits will be granted on the second invoice cycle after each monthly calculation period. If a credit cannot be made available within the time frame set out above, it will be made available on the next invoice or as promptly thereafter as it can be provided after the qualification for a credit and its amount are determined.

3.3.6 These credits are Limelight's exclusive remedy with respect to items covered in this SLA.

4.    RATES AND CHARGES.

      The applicable Monthly Recurring Charges ("MRC's"), Non-Recurring Charges ("NRC's") and other charges for IP Transit Service are set forth on subdivision (a) of this Exhibit. Early termination of any circuit is subject to an early termination fee as described in Section 2.4 hereof. All charges are invoiced in U.S. dollars and paid in U.S. dollars.

      Upon signature of a Service Request (SR) by LimeLight, the Parties agree that the SR constitutes a firm circuit order. LimeLight shall receive the Standard Circuit pricing, Exhibit C(a), Section 1.A. or Section 1.B., unless the SR lists the circuit order as a Content Circuit. LimeLight agrees in order to receive Content Circuit pricing, Exhibit C(a), Section 1.C., a circuit must have traffic ratios greater than or equal to [ * ]. For the purposes of this Agreement a Standard Circuit is defined as any IP Transit circuit with no traffic [ * ] requirements while a Content Circuit is defined as any IP Transit circuit with traffic [ * ] requirements.

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                               Amended Exhibit C
                                                                     Page 5 of 6

      A cancellation fee, as listed in subdivision (a) of this Exhibit, shall apply if LimeLight cancels such ordered circuit(s) prior to the Service Date. An order cannot be cancelled on the Service Date. All cancellation requests must be in writing. An order is considered cancelled when Global Crossing receives the written notice. The written notification cannot be retroactive.

4.    CIRCUIT AVAILABILITY DATE; INTERCONNECTION FACILITIES.

      5.1 Upon receipt of a complete and accurate service order for a circuit, Global Crossing shall notify LimeLight of its target date for the delivery of each circuit (the "ESTIMATED AVAILABILITY Date"). Global Crossing shall use reasonable efforts to install each circuit on or before the Estimated Availability Date, but the inability of Global Crossing to deliver a circuit by such date, shall not be a breach by Global Crossing under the Agreement. If Global Crossing fails to make any circuit available within [ * ] after acceptance by Global Crossing of the service order with respect to such circuit, LimeLight's sole remedy shall be to cancel the service order which pertains to such circuit upon ten days prior written notice to Global Crossing.

      5.2 Within the Global Crossing IP node where LimeLight orders circuits, Global Crossing shall provide appropriate equipment necessary to connect the circuits to LimeLight's Interconnection Facilities. If LimeLight desires to install its own equipment in one or more IP or SONET POP, and Global Crossing, in its sole discretion, agrees to such installation, the Parties shall execute a collocation agreement acceptable to both Parties. LimeLight agrees that LimeLight's Interconnection Facilities shall connect to the circuits provided by Global Crossing hereunder at the network interface points located in the IP and SONET POPs. As used herein, the term "INTERCONNECTION FACILITIES" shall mean transmission capacity provided by LimeLight or its third party supplier to extend the circuits provided by Global Crossing from a SONET or IP POP to any other location.

A.    GLOBAL CROSSING ACCEPTABLE USE AND SECURITY POLICIES.

      6.1 LimeLight and its customers shall comply with Global Crossing's Acceptable Use and Security Policies (collectively, the "Policy"), which Policy Global Crossing may modify at any time. The current, complete Policy is available for review at HTTP://WWW.GLOBALCROSSING.COM/AUP (Global Crossing may change the Policy and website address via electronic notice). Without limiting the Policy, generally, neither LimeLight nor its customers may use Global Crossing's network, machines, or services in any manner which:

                  (i) violates any applicable law, regulation, treaty, or tariff;

                  (ii) violates the acceptable use policies of any networks, machines; or services which are accessed through Global Crossing's network; or

                  (iii) infringes on the intellectual property rights of others.

            Prohibited activity includes, but is not limited to, unauthorized use (or attempted unauthorized use) of any machines or networks; denial of service attacks; falsifying header information or user identification or information; monitoring or scanning the networks of others without permission; sending unsolicited bulk e-mail; maintaining an open mail relay; collecting e-mail addresses from the Internet for the purpose of sending unsolicited bulk e-mail or to provide collected addresses to others for that purpose; and transmitting or receiving copyright-infringing or illegally obscene material.

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                               Amended Exhibit C
                                                                     Page 6 of 6

      6.2 LimeLight and its customers are responsible for the security of their own networks and machines. Global Crossing assumes no responsibility or liability for failures or breach of LimeLight-imposed protective measures, whether implied or actual. Abuse that occurs as a result of LimeLight's systems or account being compromised may result in suspension of the IP Transit Service or account access by Global Crossing. If a security related problem is escalated to Global Crossing for resolution, Global Crossing will resolve the problem in accordance with its then-current Policy. Without limiting the Policy, generally, the following activities are prohibited:

                  (i)   fraudulent activities of any kind;

                  (ii)  network disruptions of any kind; and

                  (iii) unauthorized access, exploitation, or monitoring.

      6.3 LimeLight shall be responsible for enforcing the Policy for any third parties (including its customers) accessing the Internet through LimeLight's use of the Network Services; and shall defend and indemnify Global Crossing with respect to claims related to such third party access.

      6.4 Global Crossing reserves the right to suspend the IP Transit Service for LimeLight's or its customers' failure to comply with the requirements of Global Crossing's then-current Policy. Further, Global Crossing may terminate the IP Transit Service for recurring violations of the Policy by LimeLight or its customers.

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit F
                                                                     Page 1 of 5

         SPECIFIC SERVICE TERMS AND CONDITIONS FOR METRO ACCESS SERVICES

METRO ACCESS SERVICE. These are the specific service terms for Global Crossing's Metro Access Services (the "Services" and each service type described below, a "Service") which apply to Global Crossing Metro Access Services provided by Global Crossing, in addition to the terms of any Master Services Agreement or other Global Crossing Master Agreement (in each case a "Master Agreement") executed by the Customer.

1.    SERVICE OVERVIEW

1.1 The Services incorporate the local access connection from Customer's requested interconnection point agreed with Global Crossing (the "CUSTOMER INTERCONNECTION POINT") to a Global Crossing POP ("POINT OF PRESENCE"). Customer understands and acknowledges that the Services are offered by Global Crossing on an "as available" basis. Likewise, service speeds for the Services are offered on an "as available" basis.

1.2 The Services consist of four distinct service types with different delivery options and terms as follows: Metro Dedicated Hub Service, Metro Premise Connect Service, Metro POP Connect Service, and Metro Dim Fiber Service. The Service type ordered by Customer shall be set forth on the Order Form for the Service.

      1.2.1 METRO DEDICATED HUB SERVICE -- Global Crossing will deploy a dedicated transmission node, typically an OC48/STM16 system, in the Customer's premises ("CUSTOMER PREMISES") and provide service back to the Global Crossing long haul POP. The dedicated node will be used to provide fully managed SONET/SDH circuits terminating at the Customer Interconnection Point.

      1.2.1.1 The demarcation point for the Service is the Global Crossing side of the Digital or Optical Distribution Frame (DDF or ODF) at the Customer Interconnection Point.

      1.2.1.2 Customer will provide, on a timely basis and without charge or cost to Global Crossing, the necessary space, conduit and electrical power required to terminate and maintain the equipment, i.e. Network Terminating Equipment ("NTE"), used to provide Service to a Customer Interconnection Point. In addition, Customer will use commercially reasonable efforts to provide Global Crossing, or its third-party vendor, physical access to the Customer Interconnection Point on a timely basis and at no cost to Global Crossing. Customer is responsible for arranging access to any of the rights of way, conduit and/or equipment space necessary to provide Service to the Customer Interconnection Point to support installation, repair, maintenance, inspection, replacement or removal of any and all facilities and/or equipment for the Service provided by Global Crossing. Global Crossing shall also have the right to obtain access to cable installed in Customer-provided conduit at any splice or junction box.

      1.2.1.3 Customer agrees that the equipment space and associated facilities, conduit and rights of way which it is providing are a safe place to work and are protected against fire, theft, vandalism or other casualty, and that the use thereof complies with all applicable laws, rules and regulations and with all applicable leases or other contractual agreements.

                                                                       Exhibit F
                                                                     Page 2 of 5

      1.2.1.4 Customer shall maintain in force and effect policies of insurance as follows: (a) Comprehensive General Liability Insurance, including contractual liability and broad property damage, covering personal injury or death and property damage, with a combined single limit of at least [ * ] dollars; and (b) Worker's Compensation Insurance with limits required by the laws of the state in which the facility is located. The liability insurance shall name Global Crossing as an additional insured and shall be primary insurance, and Global Crossing's insurance shall not be called upon for contribution towards any such loss. Customer's insurer shall provide Global Crossing with at least ten (10) days prior written notice of cancellation or change in coverage. All insurance required of Customer shall be evidenced by certificates of insurance provided to Global Crossing.

      1.2.2 METRO PREMISE CONNECT SERVICE -- Global Crossing will deliver managed, dedicated SONET/SDH circuits terminating at the Customer Interconnection Point via a shared Metro node located in a Global Crossing Metro or Long-haul POP. Global Crossing will provide the appropriate connectivity between the Global Crossing Metro POP and the Customer Interconnection Point.

      1.2.2.1 The demarcation point for the Service is the Global Crossing side of the Digital or Optical Distribution Frame (DDF or ODF) at the Customer Interconnection Point.

      1.2.2.2 Customer will use commercially reasonable efforts to provide Global Crossing, or its third-party vendor, physical access to the Customer Interconnection Point, on a timely basis, and at no cost to Global Crossing. Customer is responsible for arranging access to any of the rights of way, conduit and/or equipment space necessary to provide Service to the Customer Interconnection Point to support installation, repair, maintenance, inspection, replacement or removal of any and all facilities and/or equipment for the Service provided by Global Crossing. Global Crossing shall also have the right to obtain access to cable installed in Customer-provided conduit at any splice or junction box.

      1.2.3 METRO POP CONNECT SERVICE -- Global Crossing will deliver managed dedicated SONET/SDH circuits terminating at the Customer Interconnection Point via a shared Metro node located in a Global Crossing Metro or Long-haul POP. Customer will provide the appropriate connectivity between the Customer Premise and either
              (i) the Global Crossing Metro POP or (ii) a mutually agreed upon meet-me room.

      1.2.3.1 The demarcation point for the Service is the Global Crossing side of the Digital or Optical Distribution Frame (DDF or ODF) at the Global Crossing Metro POP or meet-me room.

      1.2.3.2 Customer is responsible for arranging physical access to the Customer Interconnection Point at either the Global Crossing Metro POP, or a mutually agreed upon meet-me room. This includes, but is not limited to, access to any of the rights of way, inter-building wiring, conduit and/or equipment space necessary to provide connectivity to the Global Crossing POP, and any associated installation, repair, maintenance, inspection, replacement or removal of assets. Customer, or Customer's subcontractor, is responsible for (a) bringing interconnecting fiber/cable to the Global Crossing Premise, which shall be identified to Customer by street address, floor and room number (if applicable), and (b) installing the interconnecting fiber at the Customer Interconnection Point using appropriate local access interface equipment.

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit F
                                                                     Page 3 of 5

      1.2.3.3 Customer will upgrade Customer-provided fiber/cable or equipment as necessary to support the Service in conformity with specifications of the DDF or ODF, and/or as specified by Global Crossing, and/or as necessary to link successfully to Customer's premise.

      1.2.4 METRO DIM FIBER CONNECT SERVICE - Global Crossing will deliver an unmanaged optical Service to the Customer Interconnection Point where Global Crossing utilizes inter-building fiber between Global Crossing's Long-haul POP and the Customer Interconnection Point.

      1.2.4.1 The demarcation point for the Service is the Global Crossing side of the Digital or Optical Distribution Frame (DDF or ODF) at the Customer Interconnection Point.

      1.2.4.2 Global Crossing will provide either two (2) fibers for unprotected service, or four (4) fibers when protection is required. Global Crossing and Customer will determine the fiber parameters and associated costs, and specific requirements will be set out on the Order Form.

2.    SPECIFIC SERVICE TERMS AND CONDITIONS

2.1 Unless otherwise agreed to by Global Crossing in writing, the technical specifications for the Services will conform to the technical specifications for the Global Crossing telecommunications or enhanced service ordered from Global Crossing with the Service (the "Applied Service").

2.2 Customer will use the Service only in conjunction with other Applied Services provided by Global Crossing. Customer may not use the Service for any other purpose without the written consent of Global Crossing, which consent may be withheld in Global Crossing's sole discretion. Failure to obtain the prior written consent of Global Crossing shall be deemed a material breach of these terms and conditions, and Global Crossing may pursue any legal or equitable remedy available to it, including immediate removal of impermissible cross-connects or interconnections and the immediate termination or suspension of the Service or the underlying agreement to which these terms and conditions form and appendix.

2.3 Customer shall not remove interconnection cables, associated equipment, maintenance order wire, spare circuits or conduit provided by Global Crossing to offer Metro Access Service. The interconnection cables and any associated equipment, maintenance order wire, spare circuits and conduit used by Global Crossing to provide interconnection are deemed and understood to be the property of Global Crossing during the Initial Term of the Service ordered by Customer and after the expiration or termination of that Service. Nothing in these terms and conditions shall create or vest in Customer any right, title or interest in the Service or its configuration, or in the premises, or the facility, other than the right to use the same during the Initial Term under these terms and conditions. Upon termination of a Service for any reason, all rights, title and interest in Global Crossing assets shall remain with Global Crossing. Upon the termination of a Service, Customer shall promptly return all Global Crossing assets to Global Crossing.

2.4 Customer will ensure that its subcontractors, employees, agents and invitees comply with all safety, security and access rules applying at Global Crossing facilities, including, without limitation, any rules or regulation of the landlord in the building where such facilities are located. Global Crossing may remove any personnel of Customer, its agents, or subcontractors not in compliance with its rules and regulations, and may prohibit access by any person at its discretion.

                                                                       Exhibit F
                                                                     Page 4 of 5

2.5 Customer shall have the responsibility for obtaining and represents that it has or shall obtain all permits, franchises, licenses or approvals necessary in connection with its use of the Service, and any equipment provided by Global Crossing as part of the Service, related services and occupancy of associated facilities and premises. Upon request, Customer shall provide Global Crossing with a copy of all such permits, licenses and approvals.

2.6 At any time, each party shall, or shall procure that its affiliates, parent or subsidiaries shall, execute and deliver such further documents and do such other acts and things that are necessary or that a requesting party may reasonably request (to include, without limitation, cooperation to reconcile invoices) in order to effect fully the purposes of these terms and conditions.

2.7 Customer will use reasonable efforts to participate in any test procedures required by Global Crossing, or its subcontractor, for the purpose of installation, testing, service commencement or maintenance.

3.    TERM

3.1 The initial term for each Service or circuit ordered by Customer at each specific site (in each case, the "INITIAL TERM") shall be set forth in the applicable Order Form and shall commence on the Service Commencement Date (as defined in Section 4.2.4 below), and shall be immediately terminable by Global Crossing upon the termination, expiration or cancellation for any reason of any (i) underlying agreement between Global Crossing and any other party involving Global Crossing's continued use of an associated facility or premises, (ii) the agreement to which these terms and conditions form an appendix, or (iii) the associated Applied Service (iv) these terms and conditions. Following the expiration of the term for a Service as set forth in the Order Form for a Service, the term for such Service shall automatically renew on a [ * ] basis in accordance with the same terms and conditions specified herein, unless terminated by either Party upon [ * ] days prior notice to the other Party.

4.    SERVICE LEVEL AGREEMENT

4.1 Maintenance: Global Crossing provides a coordinated, single point of contact maintenance function for Customer on a 7 day x 24 hour x 365 day basis, which will be identified to Customer. Maintenance support is on a circuit level basis between Customer Interconnection Point and the applicable Global Crossing POP.

4.2 Installation: Global Crossing commits to provisioning Metro Access Service on the mutually agreed upon ready for service date (the "RFS Date"} (sometimes also referred to by Global Crossing as "Customer Commit Date") following Global Crossing's acceptance of a Customer's order.

      4.2.1 Requested service date(s) recorded on the Order Form do not establish the RFS Date/Customer Commit Date. Instead, the Global Crossing and Customer Project Managers for the Service shall agree upon the specific RFS Date/Customer Commit Date following order acceptance. The RFS Date excludes testing and circumstances where Customer is not ready to receive or use the circuit. The RFS Date also excludes any circumstances where turn-up is delayed due to Customer's failure to provide Global Crossing, or its third-party, with the appropriate support, such as physical access, to turn-up service. If Customer requests a change to a pending order, a new RFS Date/Customer Commit Date will be established.

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit F
                                                                     Page 5 of 5

      4.2.2 Changes to, or cancellations of, pending orders are accepted within the absolute discretion of Global Crossing; if accepted, Customer shall be liable to pay Global Crossing the following: (a) costs incurred in reliance upon Customer's order, including any third party charges incurred by Global Crossing in reliance of Customer's order, (b) 100% of the installation charge, and (c) associated order change or order cancellation charges.

      4.2.3 If the provisioning intervals stated in Section 4.2.1 are not met, then Global Crossing will issue a credit to Customer in accordance with the installation guarantee contained in the service level agreement ("SLA") for the associated Applied Service.

      4.2.4 On or before the RFS Date, or any amended RFS Date, Global Crossing will test the Service at each site and declare its availability for Customer use. The Service Commencement Date for each Service ordered will be the date upon which Global Crossing notifies the Customer (by writing or electronic transmission) that the Service is available for Customer use, unless Customer within forty-eight (48) hours notifies Global Crossing of its non-acceptance on the basis that agreed technical specifications for the Service have not been met. In that case, further tests of the Service will be conducted and a new Service Commencement Date will be agreed upon, provided that any Customer use of a Service for other than testing purposes following notice of non-acceptance will be deemed to constitute acceptance of that Service.

4.3 Service Level Agreement: Global Crossing Metro Access circuits will be subject to the same SLA as the associated Applied Service ordered from Global Crossing. For the avoidance of doubt, where the SLA for the Applied Service provides for both an 'end to end' or 'prem to prem' SLA and a 'POP to POP' SLA, the SLA applying to service on a Metro Access circuit shall be the 'POP to POP' SLA.

5.    PRICING.

5.1 In addition to (a) a one-time installation charge ("INSTALLATION CHARGE") and (b) monthly recurring charges ("MONTHLY RECURRING CHARGES"), as set forth on the Order Form, Customer shall also be responsible for Miscellaneous Charges. For purposes of this section, Miscellaneous Charges include any charges for special construction requirements, expedite requests, inside wire extensions, or the like agreed to between Customer and Global Crossing.

5.2 Customer acknowledges that the charges set forth on the Order Form are based upon the best current information available to Global Crossing. Charges set forth in an Order Form for a specific Service apply only to that Service, additional Services ordered by Customer shall be subject to separate quotation and agreement with Customer.

5.3 Billing for Services provided under these terms and conditions shall commence on the Service Commencement Date (as defined in Section 4.2.4 above), notwithstanding whether or not any 'extended demarc' arranged by the Customer has been completed at that time. Before the original RFS Date/Customer Commit Date for the circuit, customer may, upon prompt written notice to Global Crossing, postpone the scheduled implementation date for that location. If customer postpones any scheduled implementation date for more than fifteen (15) days beyond the original RFS Date/customer commit date, then, the Service Commencement Date for the Service shall be the earlier of (i) the sixteenth (16th) day following the original RFS Date/Customer Commit Date and (ii) the date upon which Customer starts using the Service, and Global Crossing shall be entitled to commence billing for those local access circuits on that date (regardless of whether or not the customer has commenced the related Applied Service.)

                                                                       Exhibit G
                                                                     Page 1 of 2

                         LIMELIGHT CUSTOMER [ * ] TRIALS

1     GENERAL

1.1 In order to facilitate sales of Limelight's services, Global Crossing will agree to co-sponsor [ * ] trial periods for new Limelight customers on a limited basis, and pending mutual concurrence between Limelight and Global Crossing.

2     SCOPE OF THE TRIAL

2.1 Upon concurrence regarding a customer [ * ] Trial, Global Crossing will agree to sponsor [ * ]of the offered trial period to the Limelight customer, to a maximum of [ * ] Global Crossing service. Any offered [ * ] beyond this period will be the sole responsibility of Limelight.

3     [ * ] TRIAL PERIOD

3.1 Limelight will notify Global Crossing in writing of the expected Start Date and Stop Date of the [ * ] Trial. Global Crossing will concur with Limelight, or suggest an alternate date(s), based on expected delivery of the port, expected customer acceptance, customer test plans, and/or other considerations.

3.1.1 The Stop Date may not be more than twenty-eight (28) calendar days from the date the circuit was provisioned by Global Crossing.

3.2 Limelight may terminate the [ * ] Trial (terminating service) at any time prior to the Stop Date by notifying Global Crossing in writing. If Limelight does not provide written notification to Global Crossing of the intent to terminate the [ * ] Trial (terminate service) billing will commence on the Stop Date, as indicated.

3.3 In the event Limelight chooses to terminate the [ * ] Trial (terminating service), the port will be disconnected by Global Crossing as soon as possible thereafter, and Limelight's Customer will cease using the port immediately. With prior written approval for costs from Limelight, any defined and documented third-party expenses incurred by Global Crossing to provision the port will be charged to Limelight. (Third-party expenses include, but are not limited to, local access recurring charges, purchase of a card, any special card charges and/or special port charges.)

3.4 If Limelight chooses to continue the service beyond the [ * ] Trial, the Term of the port (per Exhibit C, Section 1) will begin effective the Stop Date, and all standard service charges shall apply going forward.

3.5 In the event the Stop Date, and commencement of standard billing, falls in the middle of Limelight's billing cycle, the port will be pro-rated and billed separately for the remainder of the billing cycle. [ * ] Trial ports will not be considered in satisfying monthly contractual minimum commitments, and all usage will be treated as burstable traffic. In the following billing cycle, the port shall be [ * ] with the other Limelight IP Transit ports, and standard per-port MRCs will go into effect.

4     RESTRICTIONS ON AVAILABILITY

4.1 Only new ports will be considered for [ * ] Trials. Incremental traffic on existing Limelight ports will not be considered for [ * ] Trial evaluation. Upgrades to existing Limelight ports as a result of a new customer may be considered on an individual case basis.

4.2 Any proposed ports are subject to standard capacity availability considerations.

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit G
                                                                     Page 2 of 2

5     OTHER TERMS AND CONDITIONS

      Although standard IP Transit SLA's will be in effect on any ports during a [ * ] Trial, no credits will be issued in the event of any SLA violation(s). Global Crossing will report on SLA performance during the [
      * ] Trial as with standard IP Transit ports.

* CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[GLOBAL CROSSING LOGO]

                  AMENDMENT #11 TO BANDWIDTH/CAPACITY AGREEMENT

                             LIMELIGHT NETWORKS, LLC

                                JANUARY 16, 2004

This is Amendment #11 to the Carrier Service Agreement between Global Crossing Bandwidth, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder ("GLOBAL CROSSING") and LimeLight Networks, LLC ("LIMELIGHT" or "PURCHASER"), dated August 29, 2001, as amended (the "AGREEMENT").

1. Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

2. LimeLight Networks, LLC merged into LimeLight Networks, Inc. a Delaware corporation, effective August 29, 2003 with such documentation on record in the Office of the Delaware Secretary of State, filed August 29, 2003. Therefore, LimeLight Networks, LLC shall be known as LimeLight Networks, Inc. on a go forward basis.

3. Limelight requests subscription to Global Crossing's Wavelength Service as set out in Exhibit H, attached to this Amendment.

4. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #11 shall remain in full force and effect.

5. This Amendment #11 is effective as of the date signed by Global Crossing below.

Global Crossing Bandwidth, Inc.              LimeLight Networks, Inc.


By:  /s/ Barrett O. MacCheyne                By:  /s/ William H. Rinehart
     -----------------------------                ------------------------------
     Barrett O. MacCheyne,                        William H. Rinehart, President
     Sr. Vice President
     North American Carrier
     Services


Date:  ___________________________           Date:  ____________________________

                                                                       Exhibit H
                                                                     Page 1 of 9


                      SPECIFIC SERVICE TERMS AND CONDITIONS
                                       FOR
                       GLOBAL CROSSING WAVELENGTH SERVICE


These are the service terms and service level agreement for Global Crossing Wavelength Service, which apply to Global Crossing Wavelength Service provided by Global Crossing, in addition to the terms of any Master Services Agreement ("MSA") or other Global Crossing master agreement (in each case a "MASTER AGREEMENT") executed by the Customer.

SPECIFIC SERVICE TERMS AND CONDITIONS

1.1 Global Crossing Wavelength Service is a fiber-optic, transponder based, point-to-point circuit between Global Crossing Points of Presence ("POP to POP"). Global Crossing Wavelength Service enables end-to-end transportation of a high capacity 2.5 Gb/s or 10 Gb/s signal between two specified Sites (POP to POP).

1.2 Global Crossing Wavelengths will be sold in pairs, so the Customer will receive a minimum of two fibers, one carrying the transmit wavelength and one carrying the receive wavelength, between point A and point Z. In this case, the two fibers will be carried in the same cable and there is no protection in case of a fiber cut. Global Crossing provides no protection on the optical layer or electrical layer.

1.3 The Service is unprotected. A protection or auxiliary path is achieved through the purchase of alternate circuits. In the event Customer purchases a second Wavelength for auxiliary path purposes, Customer shall be responsible for managing the auxiliary path to ensure protection.

1.4 Wavelengths will be provisioned using a technology called Dense Wavelength Division Multiplexing (DWDM).

1.5 The Global Crossing Network Operations Center provides support for Global Crossing Wavelength Service twenty-four (24) hours a day, seven (7) days a week. The Global Service Center acts as the single point of contact for Customer to report problems, using a telephone number provided to Customer. Guidelines for management of reported troubles will also be supplied to Customer.

1.6 The Service is offered in two types: (i) Annual Lease for a term of years, with a Monthly Service Charge, and (ii) Pre-Paid Lease for a term of years. For each circuit ordered, the selected type of service, pricing and length of term shall be specified by the Customer on this Exhibit or the Order Form. At the end of the Initial Term, renewal procedures shall be as set forth in the MSA.

1.7 The Customer shall pay Global Crossing for the Wavelength Service at the rates and charges set out in this Exhibit or the Order Form. Billing for a Wavelength circuit shall commence according to the MSA.

1.7.1 "Add/Drop" rearrangements on the same physical fiber path as the existing Service can be requested by Customer. If acceptable to Global Crossing, the add/drop rearrangement shall be priced on a mutually agreeable individual case basis.

1.7.2 Global Crossing represents that the pricing set forth on the in this Exhibit or the Order Form is based upon information available to Global Crossing at time of contracting. For Annual Lease customers only, if Global Crossing's costs in providing the Service increase due to circumstances beyond its reasonable control, or if it elects to pass through any government or regulatory assessments relating to its provisioning of the Services, then it may revise the prices in the in this Exhibit or the Order Form upon [ * ] days written notice to Customer. Customer may cancel any circuit(s) subject to a price increase (other than increases resulting from governmental or other regulatory assessments) upon written notice given during the above [
            * ] day period, provided Customer remits to Global Crossing all payments due prior to termination. 1.1.1


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit H
                                                                     Page 2 of 9

1.8 Customer acknowledges that specific Wavelength availability on the Global Crossing Network must be confirmed internally by Global Crossing through its Network Operations Center. Availability is confirmed to Customer only by Global Crossing's signature on this Amendment or the Order Form for the specific Service ordered.

1.9 The tail circuit or other connection to the Customer's equipment, whether located at the Customer's premise or a "telehouse," is the Customer's responsibility. Equipment co-location at a Global Crossing facility, if available, shall be established through a separate contractual agreement. Except as specifically set forth in any agreement for equipment co-location between Global Crossing and Customer, Global Crossing shall have no obligation in respect of any installation, maintenance, repair or servicing of the Customer's electronic or optronic equipment to be used in connection with the Service.

1.10 If a circuit is canceled prior to the expiration of the minimum term commitment (or any extension thereof), except if canceled for Global Crossing's uncured breach, Limelight shall be liable for, and shall pay to Global Crossing upon demand, an early termination fee in an amount [ * ] to the applicable monthly per circuit minimum charge times the number of months remaining on the unexpired term commitment (whether the initial or a renewal term) for the circuit. Limelight may replace an existing circuit prior to the expiration of the term commitment for such circuit, without termination liability, provided that the replacement capacity is available and that the new circuit: (i) is of equal or greater revenue value; (ii) has a term commitment of not less than [ * ] and (iii) is ordered within thirty (30) days of the disconnect order for the original circuit. Limelight will be responsible for payment of any applicable installation charges for the replacement circuit. If the replacement capacity ordered is not available, then Limelight will be liable for the early termination fees on the disconnected circuit. Limelight will be responsible for any third-party, pass-through or cancellation charges on the disconnected circuit.

TECHNICAL SPECIFICATIONS/CONSIDERATIONS

2.1 The Service is designed to comply with ETSI and ITU-T recommendations. Customer's signal must be framed in accordance with ITU-T recommendation G957 for 2.5Gbit/s and G691 for 10 Gbit/s.

2.2 Global Crossing's 2.5 Gbit/s and 10 Gbit/s optical channels are designed and maintained per manufacturer's specifications for power and environmental requirements. All of Global Crossing's 2.5 Gbit/s and 10 Gbit/s circuits shall operate with a measured Bit Error Rate ("BER") of 1 x 10 (-12) or less [or BBER of 2.0E --6, or less].

2.3 The Service includes provision of fixed bandwidth between two Global Crossing Optical Digital Frames (ODFs), handover to the Customer at the Global Crossing POP via an appropriate method, and support and maintenance. The demarcation point ("Customer Interface") for the Service is the Global Crossing ODF located within the Global Crossing POP. Interface connector type for interfacing with Global Crossing's ODF will be defined by Global Crossing as part of the installation process. Between the selected Global Crossing POPs, the Service is accomplished across circuit segments on the Global Crossing Network. Selection of the nominal central wavelength(s) carrying the Customer's optical signals through the Global Crossing Network will be done by Global Crossing.

2.4 The Customer acknowledges that (i) the circuits used for the Wavelength Services are not protected by a restoration protocol within or external to the SONET frame structure, (ii) Global Crossing will not provide Wavelength Services using conventional SONET TDM add/drop multiplexers using a BLSR or UPSR or linear restoration protocol within or external to the SONET frame structure, and (iii) the interoperability of the individual circuits is dependent upon the joint interconnection of the interface between Global Crossing's DWDM system and the Customer's source systems and facilities. The Customer's source systems will operate within the conventional 1310nm and 1550nm passbands, using Short Reach, Intermediate Reach, or Long Reach optic, as defined in Telcordia GR-253-CORE. Except with the Customer's prior written consent, Global Crossing will provide the Wavelength Services solely over Global Crossing's facilities-based WDM


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit H
                                                                     Page 3 of 9

      network and fiber, equipment or other DWDM service(s) owned or controlled by Global Crossing and its affiliates.

2.5   The Wavelength Services will be configured as follows:

2.5.1 The Service is an opaque product with limited overhead transparency. This means that the customer's signal must meet the SONET/SDH frame and rate. The signal will have a section, line and path overhead associated with it. Global Crossing will have complete ownership of the section overhead. Global Crossing will reserve the right to write, modify or terminate any or all of the overhead byte in the section overhead. The line and path overhead will be transported transparently through the Global Crossing network.

2.5.2 DWDM Transmission System: DWDM transmission equipment for each unprotected channel (2.488Gb/s and 9.953Gb/s), such as DWDM Terminals, in-line amplifiers, regenerators and optical layer cross-connect equipment necessary to provide the Wavelength Services; and

2.5.3 2.488Gb/s and 9.953Gb/s TDM equipment used in conjunction with the WDM system: transparent TDM transmission equipment for each channels capable of use on each route. Equipment such as DWDM transponders, regenerators and wavelength converters to provision circuits.

2.6 Global Crossing will cooperate with the Customer's installation of fiber, cable and fiber termination equipment within POPs, including but not limited to providing the Customer (including its representatives and contractors) all necessary access to the end-point POPs at reasonable times and in a reasonable manner following reasonable advance notice consistent with the access that it may provide to other similarly situated customers whose presence may be permitted to collocate at its POPs; provided however, that with [ * ] prior written notice, Global Crossing will provide the Customer with accompanied access at any time; and provided further, however, that in the event of an emergency, Global Crossing will exercise commercially reasonable efforts to provide accompanied access at any time of the day upon [ * ] hour's notice (such notice being intended for Global Crossing to ensure that an escort is available).

2.7 The Customer's wavelengths will be part of a multi-wavelength DWDM transmission system carrying wavelengths for other customers and Global Crossing's own circuits.

2.8 Fiber patch cords and optical attenuators used on receivers will be the responsibility of the owner of the equipment to ensure that optical signal levels are within specification for the owner's equipment The appropriate type of optics for the application will depend on the optical link engineering conducted jointly by Global Crossing and the Customer on an individual case basis.

2.9 Acceptance testing activities will be coordinated with Customer by Global Crossing. Tests will be performed according to ITU recommendations, M.2100 and/or M.2101. The circuit will be declared Ready For Service upon positive test results. Test criteria are zero BER over a twenty-four (24) hour period. Global Crossing will notify Customer, on a circuit by circuit basis, of circuit availability following successful completion of acceptance test.

SERVICE LEVEL AGREEMENT

3.1   Service Commitment

3.1.1 Subject to the "Credit Conditions and Exclusions" set forth in Section 3.4, below, and the provisions on "Planned Outages, and Other Potential Service Disruptions at Customer End," set forth in Section 3.6, below, Global Crossing will provide a credit where the Service does not satisfy the stated guarantees in Sections 3.2 and 3.3, below, on "Circuit Availability" and "Installation," respectively.

3.2   Circuit Availability

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit H
                                                                     Page 4 of 9


3.2.1 Performance. Guaranteed availability for the Service is monthly availability of [ * ]. This figure shall be derived from continual Global Crossing measurements of the performance of the Global Crossing Network.

3.2.2 Measurement. Circuit availability is a measure of the relative amount of time during which a circuit is available for Customer use. A Global Crossing 2.5Gbit/s or 10 Gbit/s circuit will be deemed unavailable (that is, experiencing an "Outage") for the relevant period if the circuit experiences a complete loss of service, or if BER falls below 1 x 10 (-12) [or BBER of 2.0E --6]. Each Outage is calculated in one-hour increments measured from the time that Global Crossing receives notice from the Customer of circuit unavailability (established by a "Trouble Ticket") until circuit availability is restored by Global Crossing.

3.2.3 Credit Calculation for Annual Leases. The credit per segment of the circuit is computed in accordance with the Table below.

                                CIRCUIT
                             UNAVAILABILITY      % CREDIT OF MO. SERVICE CHARGE
 CIRCUIT AVAILABILITY (%)       (HOURS)          ATTRIBUTABLE TO THAT SEGMENT
      100.0% - 99.5%              [ * ]                     [ * ]
      99.4% - 98.0%               [ * ]                     [ * ]
      97.9% - 96.5%               [ * ]                     [ * ]
      96.4% - 90.0%               [ * ]                     [ * ]
      89.9% - 75.0%               [ * ]                     [ * ]
     Less than 75.0%              [ * ]                     [ * ]

         Each credit is calculated on a monthly cumulative per segment basis, and is calculated as a deduction from the Monthly Service Charge (recurring) attributable to the affected segment.

3.2.4 Credit Calculation for Pre-Paid Leases. An Implied Monthly Service Charge ("Implied MSC") is determined for each circuit ordered on a Pre-Paid Lease basis. The formula for determining the Implied MSC is as follows:

            Implied MSC  =  Total Pre-Paid Lease Fee Attributable to the Circuit
                            ----------------------------------------------------
                                      Total Number of Months in the Term

3.2.5 The calculations set forth in Section 3.2.4, above, are then made with respect to Outages on segments of a circuit ordered on a Pre-Paid Lease basis, utilizing the Implied MSC as a surrogate for Mo. Service Charge.

3.3   Installation

3.3.1    Installation Provisioning

3.3.1.1 "POP to POP". Global Crossing commits to provision a "POP to POP" circuit on the mutually agreed RFS Date (sometimes also referred to by Global Crossing as the "Customer Commit Date") following Global Crossing's acceptance of a Customer order. (Orders are accepted by Global Crossing's authorized signature on this Amendment or the Order Form.

3.3.1.2 Requested service date(s) recorded in this Exhibit or the Order Form do not establish the RFS Date/Customer Commit Date. Instead, the Global Crossing and Customer Project Managers for the Service shall agree upon the specific RFS Date/Customer Commit Date following order acceptance.

3.3.1.3 The mutually agreed RFS Date/Customer Commit Date for Provisioning a "POP to POP" circuit is typically within thirty (30) calendar days of order acceptance. This objective excludes testing and circumstances where the Customer is not ready to receive or use the circuit.


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit H
                                                                     Page 5 of 9

3.3.2 Credit Calculation. If the installation times stated above are not met, Global Crossing will issue a credit according to the following schedule:

      IF DELIVERY DATE              % CREDIT OF
             IS                     INSTALLATION
         EXCEEDED BY                   CHARGE
          1-5 days                     [ * ]
      6 days - 10 days                 [ * ]
      11 days - 30 days                [ * ]
    Greater than 31 days               [ * ]


3.4   Credit Conditions and Exclusions

3.4.1 Outage credits will be issued by Global Crossing only after Customer notifies Global Crossing of an Outage, Global Crossing has confirmed such Outage, and the Customer requests an SLA credit in writing. The Customer is responsible for providing to Global Crossing a written request for an evaluation of any suspected Service Outage within [ * ] business days of a suspected failure. Global Crossing will require up to [ * ] business days to validate the existence and responsible party for any such Service problem. Written request for an SLA credit must be received within [ * ] days of the SLA violation.

3.4.2 Credits will be calculated in connection with, and will apply to Global Crossing segments of a circuit only. No credits are granted for any local loop or tail circuits or charges whatsoever, nor for the charges or fees that arise with another entity and that are passed through to Customer by Global Crossing (if any). Credits are not available for any usage-based charges.

3.4.3 Credits are calculated after deduction of all discounts and other special pricing arrangements, and are not applied to governmental fees, taxes, surcharges and similar additional charges.

3.4.4 Credits provided for hereunder are calculated on a monthly cumulative basis with respect to any segment of a covered circuit that is affected. All credits are calculated on the basis of a thirty (30) day calendar month. Global Crossing shall issue only one aggregated credit for qualifying occurrences in any month, regardless of the time of occurrence. In no event may the credits provided for hereunder exceed the Mo. Service Charge, or Implied MSC, attributable to an affected segment in any month.

3.4.5 With respect to the installation SLA, the SLA applies to POP to POP installation, no credits shall be provided for local loop circuits, and no credits shall be provided for circuits where the completed service order is modified by or at the initiative of Customer after the service order is originally completed. Installation credits are likewise not available for circuits to be installed in whole or in part by a local telephone company or other unaffiliated local provider.

3.4.6 These credits are Customer's exclusive remedy with respect to items covered in this SLA; under no circumstance shall an Outage be construed as a breach of this Appendix by Global Crossing.

3.4.7 The credits set forth above are not available in the event of any of the causes listed in Sections 3.4.7.1 through 3.4.7.7, inclusive, and the administration of the credits is limited as set forth in Sections
         3.4.7.8 through 3.4.7.11, inclusive.

3.4.7.1 Lapses in services associated with new installations or orders for circuit reconfigurations, that is, both before Global Crossing has received notice that Customer has accepted the new or reconfigured Service and until forty-five (45) calendar days after the Service is first utilized by Customer;


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit H
                                                                     Page 6 of 9

3.4.7.2 Lapses in service resulting from the Customer's premises equipment or equipment of a Customer's vendor, or from local loop facilities provided to connect the Customer to Global Crossing's Network;

3.4.7.3  Force Majeure events as defined in the MSA;

3.4.7.4 Problems associated with any act or omission of Customer or any third party, including but not limited to, Customer's agents, contractors or vendors;

3.4.7.5 Scheduled or emergency maintenance. (Global Crossing will use reasonable commercial efforts to minimize Service disruption, see
         Section 2.6, below, and upon written request of Customer will notify Customer in writing of scheduled maintenance a reasonable time in advance of such scheduled maintenance.)

3.4.7.6  Required undersea repairs;

3.4.7.7 Interruptions resulting from a Global Crossing disconnect for non-payment or other default or breach by Customer under the MSA or this Appendix.

3.4.7.8 For leased circuits, all SLA credits shall be credited on the next monthly invoice for the affected circuit after receipt of Customer's written request for credit.

3.4.7.9 For Pre-Paid Leases, all SLA credits shall be issued as Service Credits after receipt of Customer's written request for credit. Service Credits can be used by the Customer only to purchase new wavelength circuits on the Global Crossing network, or extend the term of existing Customer circuits. Service Credits shall accrue on a monthly basis, and must be used within twenty-four (24) months of issuance.

3.4.7.10 The total of all Outage Credits applicable to or accruing in any given month for a Wavelength circuit shall not exceed the amount payable by Customer to Global Crossing for that same month for such Wavelength circuit. For Pre-paid leases, the monthly credit shall not exceed the Implied MSC, as defined in Section 3.2.4.

3.4.7.11 SLA provisioning timeframes and credits only pertain to circuits between Global Crossing On-Net POPs that are equipped with applicable DWDM equipment and capacity.

3.5   Time to Repair Objective

3.5.1 Time to Repair ("TTR") is defined as the time to isolate, fix and close out Customer-initiated trouble reports, with return of Circuit to Customer, as tracked by the Global Crossing trouble ticket system. (Trouble tickets kept open at the request of Customer, after clearance of a fault, shall not be included in this calculation.)

3.5.2 Global Crossing has a TTR objective on the Global Crossing Networks as follows: a yearly average of [ * ] per occurrence, with no single occurrence greater than [ * ]. No credits apply in connection with performance against this objective; however, the Customer receives indirect credits via the Circuit Availability SLA metric.

3.6   Planned Outages, and Other Potential Service Disruptions at Customer End

3.6.1 Planned Outages may occasionally be necessary for Global Crossing to carry out essential maintenance or network upgrades. Global Crossing will use commercially reasonable efforts to keep Planned Outages to a minimum.


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit H
                                                                     Page 7 of 9

3.6.2 Except in an emergency, or a Force Majeure condition as described in the MSA, Global Crossing and Customer will use commercially reasonable efforts to follow the following procedures with respect to Planned
         Outages:

3.6.2.1 Global Crossing will provide Customer with at least [ * ] notice of any planned work that will affect the availability of service.

3.6.2.2 Customer will confirm to Global Crossing within [ * ] that the Planned Outage proposals are acceptable.

3.6.2.3 Where possible Global Crossing will provide Customer with Planned Outage proposals and confirmation details should be exchanged by fax.

3.6.2.4 Where possible Global Crossing will make temporary alternative arrangements during a Planned Outage to avoid an interruption in the Customer's Service.

3.6.3 Global Crossing will give notice of Planned Outages to the named contacts within Customer.

3.6.4 Customer shall use commercially reasonable efforts to give Global Crossing advance notice of any event of which Customer is aware at its end -- for example, building work necessitating disconnection of power -- which will disrupt the Service.

3.6.5 Neither Global Crossing nor Customer shall have any liability to the other for damages or credits in connection with this Section 3.6, provided that each of Global Crossing and Customer has acted reasonably under the circumstances.


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit H
                                                                     Page 8 of 9
                            Customer Specific Pricing


EQ = EQUINIX FACILITY; MMR = FIBER MEET-ME-ROOM

ALL CIRCUITS MUST BE INSTALLED BY [ * ]. IN SERVICE DATE BEGINS ON [ * ] UNLESS GLOBAL CROSSING HAS NOT COMPLETED THE CIRCUIT.

[ * ] TERM ON ALL CIRCUITS BEGINS ON THE INDIVIDUAL "IN SERVICE DATE" FOR EACH CIRCUIT. EACH CIRCUIT AUTOMATICALLY RENEWS ON [ * ] BASIS.

------------------------------------------------------------------------------------------------------------------------------------
BANDWIDTH     ADDRESS    A CITY      ACCESS SOLUTION      ADDRESS      Z CITY      ACCESS SOLUTION     MILEAGE    [ * ]      [ * ]
------------------------------------------------------------------------------------------------------------------------------------
[ * ]         [ * ]      [ * ]       [ * ]                [ * ]        [ * ]       [ * ]                [ * ]     [ * ]      [ * ]
------------------------------------------------------------------------------------------------------------------------------------
[ * ]         [ * ]      [ * ]       [ * ]                [ * ]        [ * ]       [ * ]                [ * ]     [ * ]      [ * ]
------------------------------------------------------------------------------------------------------------------------------------
[ * ]         [ * ]      [ * ]       [ * ]                [ * ]        [ * ]       [ * ]                [ * ]     [ * ]      [ * ]
------------------------------------------------------------------------------------------------------------------------------------
[ * ]         [ * ]      [ * ]       [ * ]                [ * ]        [ * ]       [ * ]                [ * ]     [ * ]      [ * ]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
[ * ]         [ * ]      [ * ]       [ * ]                [ * ]        [ * ]       [ * ]                [ * ]     [ * ]      [ * ]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  [ * ]

                      *TBD - To be determined - Limelight has the option of choosing from a OC3, OC12, or 2.5Gb wave and has the option of upgrading the circuit for a one-time NRC of [ * ] during the initial [ * ] term.


**CPA Customer Provided Local Access. Global Crossing shall not provide an Access Solution for [ * ] location.

PHASE 2

ALL CIRCUITS MUST BE INSTALLED BY [ * ]. IN SERVICE DATE BEGINS ON [ * ] UNLESS GLOBAL CROSSING HAS NOT COMPLETED THE CIRCUIT.

[ * ] TERM ON ALL CIRCUITS BEGINS ON THE INDIVIDUAL "IN SERVICE DATE" FOR EACH CIRCUIT. EACH CIRCUIT AUTOMATICALLY RENEWS ON A ON A [ * ] BASIS.

------------------------------------------------------------------------------------------------------------------------------------
BANDWIDTH     ADDRESS    A CITY      ACCESS SOLUTION      ADDRESS   Z CITY     ACCESS SOLUTION     MILEAGE      MRC      NRC
------------------------------------------------------------------------------------------------------------------------------------
[ * ]         [ * ]      [ * ]       [ * ]                [ * ]     [ * ]      [ * ]               [ * ]        [ * ]    [ * ]
------------------------------------------------------------------------------------------------------------------------------------

GLOBAL CROSSINGS STANDARD INTERVAL TIME-FRAME IS [ * ])DAYS.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                       Exhibit H
                                                                     Page 9 of 9

PHASE 3

LIMELIGHT HAS THE OPTION OF ORDERING ADDITIONAL 2.5 GIG WAVE CIRCUITS AT THE DS0 MILE RATE OF:

          MRC                                NRC
          [ * ]                             [ * ]
          [ * ]                             [ * ]

*SAID DSO RATES ARE SUBJECT TO A [ * ] MONTHLY MINIMUM CHARGE.

ALL CIRCUITS MUST BE ORDERED [ * ]
ACCESS WILL BE PROVIDED AT NO ADDITIONAL COST IF AVAILABLE AND SHALL FULFILLED BY GLOBAL CROSSING'S ON-NET SERVICES ONLY. [ * ] TERM ON ALL CIRCUITS AND THE TERM BEGINS ON THE INDIVIDUAL "IN SERVICE DATE" FOR EACH CIRCUIT.

THESE RATES SHALL APPLY TO TIER 1 CITIES, INCLUDING: [ * ].


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                  EXECUTION COPY
--------------------------------------------------------------------------------

(GLOBAL CROSSING LOGO)

                  AMENDMENT #12 TO BANDWIDTH/CAPACITY AGREEMENT

                            LIMELIGHT NETWORKS, INC.

                                   MAY 7, 2004

This is Amendment #12 to the Bandwidth/Capacity Agreement between Global Crossing Bandwidth, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder ("GLOBAL CROSSING"), and Limelight Networks, Inc. ("LIMELIGHT" or "PURCHASER"), dated August 29, 2001, as amended (the "AGREEMENT").

1. Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

2. Section 3.6 under the Agreement, as amended, shall be deleted in its entirety and replaced with the following:

      "3.6 Global Crossing agrees to take commercially reasonable efforts to invoice Limelight either (i) via facsimile, (ii) via electronic mail, or (iii) to make such information available via uCommand on or about the fifth Business Day after the close of each Billing Cycle for the Services and for any other sums due Global Crossing (the "INVOICE")."

3. Section 3.7 under the Agreement shall be revised to replace and include the statement regarding invoice delivery as follows:

            "The Parties agree that (i) the Invoice date will be the same day that the Invoice is sent to Limelight via the method(s) described in
            Section 3.4, and (ii) the Invoice will be sent on a Business Day and followed by a confirmation copy sent by first class U.S. mail."

4. Limelight's Minimum Periodic Charge, identified in Section 3.13 of the Agreement and last revised in Amendment #9, shall be deleted in its entirety and replaced as follows:

      "3.13 MINIMUM PERIODIC CHARGE: Beginning with LimeLight's May 1, 2004
            Billing Cycle, Limelight shall be liable per [ * ] for the aggregate [ * ] associated with the IP Transit Service as set out in Exhibit C(a)."

5. The NOTICES provision of the Agreement, identified as Section 17 thereof, as amended, shall be revised as follows:

      If to Limelight:  Limelight Networks, Inc.
                        2220 W. 14th Street
                        Tempe, Arizona  85281-6945
                        Attn:  Gary Baldus
                        Tel #: (602) 850-5006
                        Fax #: (602) 580-5206

--------------------------------------------------------------------------------

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

6. Limelight's IP Transit Pricing, identified as Exhibit C(a) in the Agreement and last revised in Amendment #11, shall be revised as follows:

                                COMMITTED      BURSTABLE
                    VOLUME      BANDWIDTH      BANDWIDTH           CHANGE  CANCELLATION
                  COMMITMENT  RATE PER Mbps  RATE PER Mbps         FEE *       FEE
PORT               PER PORT       (MRC)          (MRC)       NRC    NRC        NRC
---------------------------------------------------------------------------------------
GIGABIT ETHERNET     [ * ]        [ * ]          [ * ]      [ * ]  [ * ]      [ * ]

            *CHANGES TO PORTS REQUIRING NEW PORT INSTALLATION WILL BE ASSESSED INSTALL CHARGES AS APPROPRIATE FOR A NEW PORT.

      - Each Gigabit Ethernet port shall have a [ * ] per-port minimum commitment and a [ * ] per-port traffic average (aggregate burst traffic divided by active ports). Limelight's aggregate minimum commitment across [ * ] ports shall be [ * ] and shall not fall below, except if ports are disconnected as noted below.

      - Global Crossing reserves the right, upon thirty (30) days notice, to disconnect any port that falls below the average, except that Global Crossing shall not disconnect any port where that port is the last or only port in a particular location, with the exception of Phoenix as noted below, unless agreed to between the Parties.

      - Limelight will be entitled to maintain at least [ * ] Gigabit Ethernet ports in Phoenix, provided that the aggregate traffic for each port shall be at [ * ] Mbps per port.

      - Limelight may relocate an existing Gigabit Ethernet port prior to the expiration of the term commitment for such port, subject to availability, and the relocated Gigabit Ethernet port shall be required to maintain the same per-port commitments as set out above. Limelight will be liable for third-party charges, if any, for any relocated port.

      - Global Crossing will not entertain any [ * ] with Limelight for the duration of the [ * ].

      - The rates and charges contained in this Amendment #12 shall apply to all of Limelight's existing IP Transit ports, except for existing DS-1 ports, located in the U.S., and supercede any other IP Transit pricing, except for DS-1 pricing, in effect for Limelight. Limelight may also add additional ports in the U.S. at the rates contained herein.

      - As a result of the revised pricing herein, item #7 in Amendment #10 shall be deleted in its entirety.

7. All revised rates are attached hereto and made a part hereof and, so long as Limelight signs this Amendment and returns it to Global Crossing no later than the close of business on May 11, 2004, shall be effective on a retroactive basis with Limelight's Billing Cycle that commenced on May 1, 2004. In the event this Amendment #12 is not returned by said date, the new rates shall be effective with Limelight's first full Billing Cycle following the execution of this Amendment #12 by Global Crossing.

8. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #12 shall remain in full force and effect.

GLOBAL CROSSING BANDWIDTH, INC.          LIMELIGHT NETWORKS, INC.

By:   /s/ Barrett O. MacCheyne           By:   /s/ William Rinehart
   ------------------------------------     ------------------------------------
      Barrett O. MacCheyne                     William Rinehart
      Senior Vice President                    President
      North American Carrier Services

Date:                                    Date:
      ---------------------------------       ----------------------------------

--------------------------------------------------------------------------------
*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                  EXECUTION COPY
--------------------------------------------------------------------------------
[GLOBAL CROSSING LOGO]

                  AMENDMENT #13 TO BANDWIDTH/CAPACITY AGREEMENT

                            LIMELIGHT NETWORKS, INC.

                                 AUGUST 12, 2004

This is Amendment #13 to the Bandwidth/Capacity Agreement between Global Crossing Bandwidth, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder ("GLOBAL CROSSING"), and Limelight Networks, Inc. ("LIMELIGHT" or "PURCHASER"), dated August 29, 2001, as amended (the "AGREEMENT").

1. Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

2. Limelight's Wavelength Service, last identified in Amendment #11, shall be revised to include an additional circuit as follows:

BANDWIDTH   LOCATION A        LOCATION Z           CIRCUIT TERM    MRC     NRC
                                                    COMMITMENT
--------------------------------------------------------------------------------
[ * ]       600 W. 7th  St.   801 S. 16th Street      [ * ]       [ * ]   [ * ]
            (Equinix)         (GC POP)
            Los Angeles, CA   Phoenix, AZ

      If Limelight cancels the above circuit at any time prior to the expiration of the minimum circuit term commitment, except if cancelled for Global Crossing's uncured breach, Limelight shall be liable for and shall pay to Global Crossing upon demand an early termination fee in the amount of [ * ].

3. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #13 shall remain in full force and effect.

4. This Amendment #13 shall be effective as of the date signed by Global Crossing below.

GLOBAL CROSSING BANDWIDTH, INC.          LIMELIGHT NETWORKS, INC.

By:   /s/ Barrett O. MacCheyne           By:   /s/ William H. Rinehart
   ------------------------------------     ------------------------------------
      Barrett O. MacCheyne                     William H. Rinehart
      Senior Vice President                    President
      North American Carrier Services

Date:                                    Date:
     ----------------------------------       ----------------------------------

--------------------------------------------------------------------------------
*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                  EXECUTION COPY
--------------------------------------------------------------------------------


[GLOBAL CROSSING LOGO]



                  AMENDMENT #14 TO BANDWIDTH/CAPACITY AGREEMENT

                            LIMELIGHT NETWORKS, INC.

                                JANUARY 31, 2005

This is Amendment #14 to the Bandwidth/Capacity Agreement between Global Crossing Bandwidth, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder ("GLOBAL CROSSING"), and Limelight Networks, Inc. ("LIMELIGHT" or "PURCHASER"), dated August 29, 2001, as amended (the "AGREEMENT").

1. Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

2. In the event of a change of control in Limelight, Global Crossing shall allow Limelight, upon written request to Global Crossing, to alter the term of the Agreement to be [ * ]. In addition, Limelight shall also have the right to terminate the Agreement, without any [ * ], provided that the date of termination is [ * ] beyond the date of this Amendment. If a change of control in Limelight occurs during the first [ * ] from the date of this Amendment, and Limelight requests the Agreement be terminated, Limelight shall be liable for and shall pay to Global Crossing an amount equal to the [ * ] and [ * ] for [ * ] up to and including the [ * ]. Notwithstanding the foregoing, Limelight shall be liable for payment of [ * ], if any, for the entire term commitment for any and all disconnected circuits or ports.

3. Global Crossing's notice information, as set out in Section 17 of the Agreement, shall be revised as follows:

     If to Global Crossing: Global Crossing Bandwidth, Inc.
                            1120 Pittsford-Victor Road
                            Pittsford, New York  14534
                            Attention: Vice President, Global Voice Services Facsimile #: (585) 381-7235

     with a copy to:        Global Crossing Bandwidth, Inc.
                            1120 Pittsford-Victor Road
                            Pittsford, New York  14534
                            Attention: Manager, National Contract Administration
                            Facsimile #: (585) 381-7235

4. Limelight's IP Transit Service pricing, identified as Exhibit C(a) in the Agreement and last revised in Amendment #12, shall be revised as follows:

     3.   MONTHLY RECURRING CHARGES (MRCS)

          D. Each Gigabit Ethernet port shall have a [ * ] per-port minimum commitment and a [ * ] per-port average across all ports. Limelight's aggregate minimum commitment across all ports shall be [ * ]. The following pricing is based on aggregate usage levels and shall apply to all existing and future ports with the exception of T1's and DS1's.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                  EXECUTION COPY
--------------------------------------------------------------------------------

             AGGREGATE
          BANDWIDTH USAGE
          ACROSS ALL PORTS                    MRC PER Mbps
------------------------------------------------------------------
[ * ]                                             [ * ]
------------------------------------------------------------------
[ * ]                                             [ * ]
------------------------------------------------------------------
[ * ]                                             [ * ]
------------------------------------------------------------------
[ * ]                                             [ * ]
------------------------------------------------------------------

[ * ]
[ * ]

               The pricing structure above shall be applicable worldwide on the Global Crossing network, including but not limited to the U.S. and European regions. This pricing does not apply to Asia and South America.

          E. Global Crossing reserves the right, upon thirty (30) days notice, to disconnect any port that falls below the [ * ] or the [ * ] over[ * ] Billing Cycles, except that Global Crossing shall not disconnect any port where that port is the last or only port in a particular location, with the exception of Phoenix as noted below, unless agreed to between the Parties.

5. The following terms specific to Limelight's IP Transit Service were set out in Amendment #12 and shall be incorporated into Section 3 of the IP Transit Pricing, Exhibit C(a) to the Agreement, as follows:

          F. Limelight will be entitled to maintain at [ * ] in Phoenix, provided that the aggregate traffic for each port shall be [ * ] per port.

          G. Limelight may relocate an existing Gigabit Ethernet port prior to the expiration of the term commitment for such port, subject to availability, and the relocated port shall be required to maintain the same per-port commitments as set out above. Limelight shall be liable for third-party charges, if any, for any relocated port.

     All other IP Transit terms and/or pricing not specifically modified in this Amendment #14 shall remain in place.

6. The following terms shall be added to Limelight's Wavelength Service Schedule, identified as Exhibit H in the Agreement, and shall apply only to circuits ordered after November 1, 2004.

     - Limelight shall have the option to cancel a circuit prior to the expiration of such circuit's minimum term commitment (or any extension thereof), without liability for early termination fees, provided such circuit has been installed for at [ * ] and further provided that (i) a replacement circuit is ordered within thirty (30) days of the cancellation order for the existing circuit, (ii) the replacement circuit is of equal or greater revenue value, and (iii) the replacement circuit has a term commitment of not less than [ * ] Limelight shall be responsible for payment of any applicable installation charges for the replacement circuit and Limelight shall also be responsible for third-party pass-through or cancellation charges on the local loops associated with the disconnected circuit.

     - Global Crossing will initiate installation and billing for the Route after each of the respective [ * ] or [ * ] is completed. The [ * ] segments [ * ]. The [ * ]

     - [ * ] shall be built as independent networks with no overlap, so as to create east/west redundancy for Limelight.

     - The per-mile DSO rate shall be [ * ] for all new [ * ] waves. Installation charges shall be reviewed by Global Crossing on a per-order basis. All new wave orders shall be subject to route availability.


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                  EXECUTION COPY
--------------------------------------------------------------------------------

     - Site-Specific Waves: Pricing of the associate routes is (long and loops):

          ADDRESS (A)       ADDRESS (Z)      MILES    $0.000235         LOOPS
          -------------------------------------------------------------------
          [ * ]
          [ * ]             [ * ]            [ * ]      [ * ]             [ * ]
          [ * ]             [ * ]            [ * ]      [ * ]             [ * ]
          [ * ]             [ * ]            [ * ]      [ * ]             [ * ]

          [ * ]
          [ * ]             [ * ]            [ * ]      [ * ]             [ * ]
          [ * ]             [ * ]            [ * ]      [ * ]             [ * ]

          [ * ]

          ADDRESS (A)       ADDRESS (Z)               MRC
          ------------------------------------------------------
          Phase 2
          [ * ]             [ * ]                    [ * ]
          [ * ]             [ * ]

7. The following rates shall be added to Limelight's Colocation Services Schedule, identified as Exhibit B to the Agreement, and shall apply to any new colocation sites.

                            MONTHLY RECURRING CHARGES

[ * ]                                                  [ * ]
-------------------------------------------------------------------------------
[ * ]                                                  [ * ]
-------------------------------------------------------------------------------

8. Limelight requests subscription to Global Crossing's Dark Fiber Service and may order as desired where available, as set out in Exhibit I, attached to this Amendment.

9. Global Crossing agrees that any review of any[ * ]or [ * ]related issue will be conducted by the [ * ]team and will also include the [ * ]and a [ * ].

10. The revised IP Transit rates contained herein shall be effective as of [ * ].To effectuate this Effective Date, and for purposes of clarification, the Parties agree that Limelight shall be entitled to a [ * ] herein for the period from [ * ] to the [ * ] and such credit amount shall be applied only against the billing for the specific wavelength circuits ordered, as set out above. [ * ] will be handled through Global Crossing's standard credit process and shall be issued in the form of a [ * ], to be signed by both Parties, once the [ * ] has been calculated, and applied by Global Crossing as a [ * ] Limelight's Invoice for the said wavelength circuits. Any rates for newly subscribed products shall be effective on the date of execution of this amendment by Global Crossing.

11. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #14 hall remain in full force and effect.



GLOBAL CROSSING BANDWIDTH, INC.        LIMELIGHT NETWORKS, INC.

By: /s/ Greg Spraetz                   By: /s/ William H. Rinehart
    -----------------------------          -------------------------------------
    Greg Spraetz                           William H. Rinehart
    Senior Vice President                  President and Chief Executive Officer

Date:                                  Date:
     ----------------------------            -----------------------------------


*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                  EXECUTION COPY
--------------------------------------------------------------------------------
                                                                       EXHIBIT I
[GLOBAL CROSSING]

                      SERVICE TERMS AND SLA FOR DARK FIBER

Dark Fiber Lease. These are the service terms and service level agreement for the lease of Global Crossing Dark Fiber which apply to the provision of Dark Fiber by Global Crossing, in addition to the terms of any Master Services Agreement, Carrier Services Agreement or other Global Crossing master agreement (in each case a "MASTER AGREEMENT" or "MSA") executed by Customer and Global Crossing. Initial capitalized terms not otherwise defined in these terms and conditions shall have the meanings given those terms in the Master Agreement.

SECTION 1.  DESCRIPTION OF SERVICE

1.1 Service Description. Global Crossing Dark Fiber Service is the provision on a leased basis of fiber optic cable pairs on Global Crossing's Network not carrying a signal ("FIBER"). For the avoidance of doubt, Global Crossing Dark Fiber Service is not comprised of SONET ring-protected private lines, point-to-point bi-directional circuits at OCN speeds or any other configuration.

1.2 Unless otherwise agreed to by Global Crossing, the Fiber provided by Global Crossing shall be single mode Fiber, installed and operating in conformity with generally accepted standards utilized by Global Crossing for its own Network.

1.3 Customer understands and acknowledges that the provision of Dark Fiber by Global Crossing is offered by Global Crossing on an "as available" basis and is not available in all regions. All requests for Dark Fiber are subject to individual quotation and order acceptance by Global Crossing.

SECTION 2.        LEASE OF DARK FIBER AND PAYMENT

2.1 The Service is offered in two types: (i) annual lease for a term of years, with a Monthly Service Charge ("MRC") payable, or (ii) a pre-paid lease for a term of years with a prepaid lease amount payable ("PREPAID LEASE CHARGE"). The term of years in either case is the "INITIAL TERM"). For each Fiber pair ordered by Customer, the following shall be set out in the Order form for the Service:

     -    selected type of service (annual lease or prepaid lease)

     -    pricing

     -    length of Initial Term

     - details of demarcation points and specific solution/requirements at those demarcation points

     -    any miscellaneous routing or service requirements

2.2 At the end of the Initial Term (or any extension) for a Fiber lease (in each case the "LEASE EXPIRATION DATE"), the term for that Fiber lease will automatically be extended on the same terms for an additional period of [ * ] months unless:

     2.2.1 either Party notifies the other in writing at least thirty (30) days before the Service Expiration Date that the lease shall not auto-renew, and shall terminate on the Service Expiration Date, in which case Global Crossing shall terminate the provision of the Fiber on the Service Expiration Date; or

     2.2.2 Customer notifies Global Crossing in writing at least thirty (30) days before the Service Expiration Date that Customer wishes to renew the lease on a [ * ] basis only, in which case (a) regardless of any other pricing provisions agreed with Customer, the rates and charges for the lease shall be increased to a [ * ] rate with effect from the Service Expiration Date, and (b) such [ * ] lease may be terminated by either Party upon thirty (30) days' written notice to the other at any time following the Service Expiration Date.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

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                                                                  EXECUTION COPY
--------------------------------------------------------------------------------
                                                                       EXHIBIT I

SECTION 3.        CUSTOMER RESPONSIBILITIES

Customer shall:

3.1 Comply and procure that its employees and agents comply with all applicable laws and all reasonable requests, demands or requirements (whether in writing or not) communicated by Global Crossing as to safety, the use of the Fiber, or access to any Global Crossing facility;

3.2 In the interests of safety in accordance with applicable good engineering practice, comply and procure that its customers, employees and agents comply promptly with any request by Global Crossing to disconnect from all or any part of the Fiber or switch off any of Customer's equipment or that of its customers (including, but not limited to, any lasers) and not to reconnect or switch on such equipment until instructed by Global Crossing that it is safe to do so;

3.3 Follow any procedures notified to Customer by Global Crossing regarding the use of the Fiber;

3.4 Ensure that its use and any of its other activities relating to the Fiber shall not interfere with use by Global Crossing or any third party of the Global Crossing Network or with telecommunication transmissions by Global Crossing or any third party through the Global Crossing Network;

3.5 Where Global Crossing so requires, procure access for Global Crossing (or its respective employees or agents) to any Customer facilities for the purpose of testing or repairs or where such access is required to enable Global Crossing to comply with its obligations hereunder;

3.6 At the request and expense of Global Crossing, use all reasonable endeavours to take such steps as are necessary to safeguard Global Crossing's rights in its Network (including the Fiber);

3.7 Not substitute, remove, add, alter, amend or expand any cable, wiring, equipment, hardware, software, or Fiber comprising part of or connected directly to Global Crossing's Network without first obtaining Global Crossing's written agreement;

3.8 Except as expressly agreed in writing with Global Crossing, not have any access to Global Crossing's Network and Customer shall not, under any circumstances, move, relocate, disturb, handle or otherwise come into contact with (whether directly or indirectly) the Fiber, the duct(s) in which the Fiber is located, or any other portion of Global Crossing's Network; and

3.9 Be solely responsible for obtaining and maintaining any and all permits, licences, governmental or regulatory approvals which are required for Customer's use of the Fiber and/or any telecommunications equipment used in connection therewith.

SECTION 4.  TAKEOVER OF FIBER

4.1 Customer is solely responsible for ordering and maintaining all facilities, equipment, and services necessary to light and use the Fiber provided by Global Crossing and for all costs and expenses incurred in relation thereto, including without limitation, the installation, testing, maintenance and operation of any equipment and facilities. Global Crossing and Customer shall agree the specific technical solution and demarcation points for all Fiber to be provided by Global Crossing. Depending on the solution agreed in each case, Customer may be required to purchase additional Global Crossing services such as Collocation Service, Interconnect Access Service or Metro Access Service. Unless otherwise expressly agreed in writing, Global Crossing does not provide, order, design or co-ordinate or otherwise arrange for any inside wiring or 'extended demarc' either at Global Crossing facilities or Customer's premises.

                                                                  EXECUTION COPY
--------------------------------------------------------------------------------
                                                                       EXHIBIT I

4.2 Global Crossing commits to provisioning Fiber on the ready for service date (the "RFS DATE") agreed between Customer and Global Crossing. The Parties agree that take over of the whole Fiber may occur in stages on a segment by segment basis (as set out in the Order Form) in accordance with this
     Section 4. Requested service date(s) recorded on the Order Form do not establish the RFS Date, instead, the Global Crossing and Customer Project Managers for the Service shall agree upon the specific RFS Date following order acceptance. If Customer requests a change to a pending order, a new RFS Date will be established.

4.3 Changes to, or cancellations of, pending orders are accepted within the absolute discretion of Global Crossing; if accepted, Customer shall be liable to pay Global Crossing the following: (a) costs incurred in reliance upon Customer's order, including any third party charges incurred by Global Crossing in reliance of Customer's order, and (b) 100% of the installation charge.

4.4 On or before the RFS Date, or any amended RFS Date, Global Crossing will test the Fiber and declare its availability for Customer use. The Service Commencement Date ("SERVICE COMMENCEMENT DATE") for Fiber ordered will be the date upon which Global Crossing notifies Customer (by writing or electronic transmission) that the Fiber is available for Customer use, unless Customer within forty-eight (48) hours notifies Global Crossing of its non-acceptance on the basis that the agreed technical specifications for the Fiber have not been met. In that case, further tests of the Fiber will be conducted and a new Service Commencement Date will be agreed upon, provided that any Customer use of Fiber for other than testing purposes following notice of non-acceptance will be deemed to constitute acceptance of that Fiber or segment.

4.5 Any Break-Outs requested by Customer shall be subject to separate negotiation and agreement between the Parties.

SECTION 5. PAYMENT

5.1 Unless otherwise agreed, all charges for Fiber (including any non-recurring installation charges and either (i) MRC or (ii) Prepaid Lease Charge), are payable within [ * ] days of the Service Commencement Date, regardless of whether or not any 'extended demarc' arranged by Customer has been completed at that time or whether or not Customer is ready to use the Fiber on that date.

5.2 In addition to a one-time installation charge and either (i) MRC or (ii) Prepaid Lease payment amount (as set forth on an Order Form), Customer may also be responsible for miscellaneous charges including any charges for special construction requirements, expedite requests, or the like, agreed between Customer and Global Crossing.

5.3 Unless otherwise agreed, all Fiber provided to Customer in Europe pursuant to these terms and conditions shall be provided by Global Crossing Ireland Limited. Accordingly, Customer acknowledges and agrees that regardless of the Global Crossing entity which has entered into the Master Agreement with Customer, all charges in respect of Fiber provided to Customer in Europe, shall be invoiced by, and payable by Customer to, Global Crossing Ireland Limited.

SECTION 6. MAINTENANCE

6.1 Maintenance. Global Crossing shall perform or cause to be performed all operation, administration and maintenance with respect to Fiber provided to Customer. Global Crossing shall use reasonable efforts to cause the Fiber to be maintained in efficient working order, using Global Crossing's standard maintenance procedures. In the event of disruption of service due to Force Majeure or other emergency, Global Crossing shall cause service to be restored as quickly as reasonably practicable, taking such measures as are reasonably necessary for restoration. The Global Crossing Network Operations Center (NOC) provides support for Global Crossing customers twenty-four (24) hours a day, seven (7) days a week. The NOC acts as the single point of contact for Customer to report problems, using a telephone number provided to Customer. Guidelines for reporting and management of service issues will be provided separately to Customer.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                  EXECUTION COPY
--------------------------------------------------------------------------------
                                                                       EXHIBIT I

SECTION 7. RESALE OF FIBER

7.1 Customer shall not resell the Fiber, or any part thereof or allow other carriers to interconnect with Global Crossing's Fiber Distribution Panels. For the avoidance of doubt, nothing in this Section 7 shall restrict Customer's right to grant to third parties the right to service capacity or similar rights deriving the use of the Fiber in the normal course of its business provided always:

     7.1.1 that the terms of such resale shall confer no greater rights on any third party and shall impose on such third party no less onerous obligations than those set out in these terms and conditions; and

     7.1.2 that Customer shall not resell the right to use the whole of any or all of the individual Fibers comprising the Fiber.

SECTION 8.  ADDITIONAL TERMS APPLYING TO FIBER SITUATED IN THE UNITED KINGDOM.

The following additional terms shall apply in respect of any Fiber which is leased by Global Crossing to Customer and which is situated within the United Kingdom.

8.1 Notwithstanding any provisions to the contrary in the Master Agreement, Customer agrees to pay all rates and other tax liabilities, attributable to the Fiber which may be assessed or charges by a rating authority or other governmental or taxing authority in the United Kingdom, and accepts that the Fiber forms part of Customer's hereditament for rating purposes.

8.2 In the event that it is reasonably necessary to do so because of work on or incidents effecting a railway based route, Global Crossing shall have the right having given reasonable prior notice to Customer (i) to provide Customer Fibers on an alternate route provided that there is a minimum interruption in, and minimum degradation of, the service to Customer; and
     (b) to cease to provide the Fiber to Customer, provided that Customer shall be entitled to a refund of any amounts paid in advance by Customer for the provision of the Fiber LESS an amount attributable to the periods for which the Fiber has been provided to Customer, and Global Crossing shall use its best endeavors to assist Customer in obtaining an alternative service.

8.3 The Parties agree that Customer will not have any access under these terms and conditions or otherwise to any land owned by Network Rail Infrastructure Limited or any other land in the United Kingdom which is used for railway operational purposes.

8.4 Inability to obtain access to the Fiber as a result of the operation of railway rules or regulation in the United Kingdom shall constitute a "Force Majeure" event for the purposes of the Master Agreement.

SECTION 9. SERVICE LEVEL AGREEMENT

9.1 Installation: Global Crossing commits to provisioning the Fiber on the mutually agreed RFS Date. If Global Crossing fails to provision the Fiber upon the mutually agreed RFS Date, then Global Crossing will issue a credit according to the following schedule:

IF DELIVERY DATE IS EXCEEDED BY          % CREDIT
---------------------------------------------------------------------------------------------
1-5 days                                  [ * ] of Installation charge invoiced to Customer
---------------------------------------------------------------------------------------------
6-10 days                                 [ * ] of Installation charge invoiced to Customer
---------------------------------------------------------------------------------------------
11-30 days                                [ * ] of Installation charge invoiced to Customer
---------------------------------------------------------------------------------------------
Greater than 31 days                      [ * ] of Installation charge invoiced to Customer
---------------------------------------------------------------------------------------------

9.2 For the purpose of this Section, no credit shall be payable in respect of delays caused by Customer and/or circumstances where Customer is not ready to receive or use the Fiber, or due to Customer's failure to provide Global Crossing, or its third-party, with the appropriate support, such as physical access, to install the Fiber.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                  EXECUTION COPY
--------------------------------------------------------------------------------
                                                                       EXHIBIT I

SECTION 10. SITE-SPECIFIC PRICING

10.1  Limelight shall have the option to order dark fiber as follows:

                                                                  INSTALLATION
LOCATION                           TERM              MRC               NRC
--------------------------------------------------------------------------------
[ * ]                              [ * ]            [ * ]             [ * ]
[ * ]
[ * ]                              [ * ]            [ * ]             [ * ]

Contrary to Section 2.2 herein, at the end of the Term for the above sites, the Term shall automatically be extended on the same terms on a [ * ] basis.

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                  EXECUTION COPY
--------------------------------------------------------------------------------
[GLOBLA CROSSING LOGO]




                  AMENDMENT #15 TO BANDWIDTH/CAPACITY AGREEMENT

                            LIMELIGHT NETWORKS, INC.

                                FEBRUARY 27, 2006

This is Amendment #15 to the Bandwidth/Capacity Agreement between Global Crossing Bandwidth, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder ("GLOBAL CROSSING"), and Limelight Networks, Inc. ("LIMELIGHT" or "PURCHASER"), dated August 29, 2001, as amended (the "AGREEMENT").

1. Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

2. The following terms specific to Limelight's IP Transit Service shall be incorporated into Section 3 of the IP Transit Pricing, Exhibit C (a) to the Agreement, as follows:

             AGGREGATE
          BANDWIDTH USAGE
          ACROSS ALL PORTS                    MRC PER MBPS
          ----------------                    ------------
          [ * ]                                   [ * ]
          [ * ]                                   [ * ]

     - TIER RATE ADJUSTMENTS: Global Crossing will honor tier rate adjustments when requested by Limelight when traffic volume is rated at a [ * ] with a [ * ] and nears the next [ * ]. Requests to adjust tier rates must be sent in writing by Limelight and received by Global Crossing no later than [ * ] after receipt of invoice in which those adjustments are to be applied. For example, [ * ] would be adjusted to [ * ] and Limelight would be charged the lower amount.

     - All new 10Gbps Ethernet IP Transit ports ordered shall have a term commitment of not less than [ * ]. Each existing 10 Gbps Ethernet port shall have a [ * ] bandwidth commitment on available capacity which is part of the [ * ] commitment. Existing Circuits can be renewed or disconnected on a [ * ] basis at the end of the initial term with proper notice. For each new 10 Gbps Ethernet port, Customer shall have a [ * ] bandwidth commitment on available capacity for the [ * ] year and a [ * ] bandwidth commitment on available capacity for the [ * ] year of service which is part of the [ * ] commitment. For example, if Limelight committed to [ * ] ports the total commitment would be [ * ] for first year pricing.

     - In the event of Change of Control at Limelight, Limelight may cancel circuits after a minimum of [ * ] from install date with [ * ] written notice to Global Crossing.

     - A one-time billing sign on bonus for IP Transit will be applied to Limelight's March invoice in the amount of [ * ].

         ***All other IP Transit terms and/or pricing not specifically modified in this Amendment #15 shall remain in place.

     - Global Crossing shall use its best commercial efforts to provide 10Gbps Ethernet service in the following locations, and will notify Limelight of 10Gbps Ethernet availability on a per POP basis:

*CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                                  EXECUTION COPY
--------------------------------------------------------------------------------
GLOBAL CROSSING ON NET LOCATIONS

              STATE                      CITY                        ADDRESS
              -----                      ----                        -------
              [ * ]                      [ * ]                        [ * ]
              [ * ]                      [ * ]                        [ * ]
              [ * ]                      [ * ]                        [ * ]
              [ * ]                      [ * ]                        [ * ]
              [ * ]                      [ * ]                        [ * ]
              [ * ]                      [ * ]                        [ * ]
              [ * ]                      [ * ]                        [ * ]
              [ * ]                      [ * ]                        [ * ]
              [ * ]                      [ * ]                        [ * ]
              [ * ]                      [ * ]                        [ * ]
              [ * ]                      [ * ]                        [ * ]
              [ * ]                      [ * ]                        [ * ]
              [ * ]                      [ * ]                        [ * ]
              [ * ]                      [ * ]                        [ * ]
              [ * ]                      [ * ]                        [ * ]


3. The following terms shall be added to Limelight's Wavelength Service Schedule, identified as Exhibit H in the Agreement, and shall apply only to circuits ordered after the execution of this Amendment #15.

         - 2.5 GBPS RATE AND TERM: The per-mile DSO rate shall be [ * ] for all North American orders, $0 NRC with a [ * ] minimum on the on initial 2.5Gbps wavelengths purchase. Installation charges shall be reviewed by Global Crossing on a per-order basis. All new wave orders shall be subject to route availability. For any circuits ordered prior to this Amendment #15 with a rate below [ * ], Limelight shall receive the lower rate. All MRC and NRC charges for Metro Loops are waived for on net locations as identified in Attachment 2, attached to this Amendment. Notwithstanding the forgoing, on net locations identified in Attachment 2, with the exception of the city pairs already identified in Attachment 1, are subject to capital approval and existing transmission capability to support the wavelength service for all levels of capacity for all on net routes. All new 2.5Gbps wavelengths ordered shall have a term commitment of not less than [ * ]. All CURRENT 2.5G waves will bill at the new rate on next invoice cycle and are not subject to [ * ].

         - 2.5 GBPS UPGRADE: Commencing January 1, 2007 and subject to availability, Limelight shall have the option to upgrade the 2.5Gbps, without liability for early termination fees on the then current 2.5G wavelength term, provided that (i) a replacement 10 Gbps wavelength is ordered within thirty (30) days of the cancellation order for the existing circuit (ii) the replacement circuit has a term commitment of not less than [ * ]. Upon upgrade, initial 2.5 wavelengths may be disconnected at any time.

         - 10 GBPS RATE AND TERM: 10Gbps MRC shall be equal to [ * ] on all 10Gbps ordered. All Metro Loop MRC and NRC charges will be waived for on net locations, identified in Attachment 2, attached to this Amendment. Notwithstanding the forgoing, on net locations identified in Attachment 2, with the exception of the city pairs already identified in Attachment 1, are subject to capital approval and existing transmission capability to support the wavelength service for all levels of capacity for all on net routes. Global Crossing shall use its best commercial efforts to install the 10Gbps within ninety (90) days from date of order. All new 10Gbps wavelengths ordered shall have a term commitment of not less than [ * ] years. In locations where 10G orders have been placed, additional 2.5G orders may be acquired at the [ * ] price subject to network availability and CAPEX approval.

         - Minimum MRC's may be reduced to as low as the actual mileage charge with a payment of mutually agreed upon NRC.


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         -    In the event of a Change of Control in Limelight, Global Crossing shall allow Limelight, upon written request to Global Crossing, to alter the term of the Circuits to be [ * ] after [ * ]. If a change of control in Limelight occurs during the first [ * ] from the date from the date of installation, and Limelight requests the Circuit be terminated, Limelight shall be liable for and shall pay to Global Crossing an amount equal to the [ * ] for all months up to and including the [ * ]. Notwithstanding the foregoing, Limelight shall be liable for payment of [ * ], if any, for the [ * ] for any and all disconnected circuits or ports.

         - Limelight may convert from the [ * ] option to a prepaid option by paying a [ * ]. The [ * ] will be equal to the [ * ]. A [ * ] discount shall be applied to the remaining months if payment is received by [ * ]. A [ * ] discount shall be applied to the remaining months if payment is received by [ * ].

         - At the conclusion of the circuit term, each circuit will renew on [ * ] basis at Limelight's then current contracted rates.

         - Global Crossing will not commence billing on any particular partial segment unless the [ * ] [ * ] have been installed.

         - A one-time billing sign on bonus for wavelengths will be applied to Limelight's March invoice in the amount of [ * ].


4. Limelight's Wavelength Site Specific pricing shall be revised to include the rates attached to this Amendment as Attachment 1.

5. Global Crossing will use commercially reasonable efforts to provide current order for [ * ].

6. Limelight does not guarantee orders will be placed for all locations where pricing has been provided.

7. The revised monthly recurring IP Transit charges shall be effective from Limelight's Billing Cycle which commenced February 1, 2006. The revised monthly recurring Wavelength charges shall be effective Limelight's next full Billing Cycle which commences March 1, 2006.

8. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #15 hall remain in full force and effect.

9. This Amendment #15 shall be effective as of the date signed by Global Crossing below.


GLOBAL CROSSING BANDWIDTH, INC.           LIMELIGHT NETWORKS, INC.


By: [ILLEGIBLE]                           By:  /s/ William H. Rinehart
    -----------------------------             ----------------------------------
                                                   William H. Rinehart
                                                   President

Date:                                     Date:
      ---------------------------               --------------------------------


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                                                                    ATTACHMENT 1

SITE SPECIFIC WAVES


                                                                    Circuit     Circuit     Circuit
 Capacity        Loc A           Loc Z     Qty Reqstd    MRC         Qty. 2      Qty. 3      Qty. 4
---------------------------------------------------------------------------------------------------
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]

                 [ * ]           [ * ]       [ * ]       [ * ]       [ * ]
                 [ * ]           [ * ]       [ * ]       [ * ]       [ * ]

2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
2.5G             [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]
1) [ * ]
2) We will agree, within [ * ] upon request after 1/1/2007, to upgrade 2.5G wave(s) to 10G wave at 2x 1st 2.5G wave MRC for [ * ].
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]         [ * ]
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]         [ * ]
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]         [ * ]
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]         [ * ]
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]         [ * ]
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]         [ * ]
10G              [ * ]           [ * ]       [ * ]       [ * ]       [ * ]       [ * ]        [ * ]

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     NORTH AMERICA                     ADDRESS                 STATE  CODE        CLLI              V&H            NPA-NXX
     -------------                     -------                 -----  ----        ----              ---            -------
     [ * ]                             [ * ]                   [ * ]  [ * ]       [ * ]             [ * ]            [ * ]
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     [ * ]                             [ * ]                   [ * ]  [ * ]       [ * ]             [ * ]            [ * ]
     [ * ]                             [ * ]                   [ * ]  [ * ]       [ * ]             [ * ]            [ * ]

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
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     NORTH AMERICA                     ADDRESS                 STATE  CODE        CLLI              V&H            NPA-NXX
     -------------                     -------                 -----  ----        ----              ---            -------
     [ * ]                             [ * ]                   [ * ]  [ * ]       [ * ]             [ * ]            [ * ]
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

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     NORTH AMERICA                     ADDRESS                 STATE  CODE        CLLI              V&H            NPA-NXX
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
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

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

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
                                                                       ZIP
     NORTH AMERICA                     ADDRESS                 STATE  CODE        CLLI              V&H            NPA-NXX
     -------------                     -------                 -----  ----        ----              ---            -------
     [ * ]                             [ * ]                   [ * ]  [ * ]       [ * ]             [ * ]            [ * ]
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

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
         EUROPE                         ADDRESS                   POSTAL CODE
         ------                         -------                   -----------
[ * ]                   [ * ]                                        [ * ]
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


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
         EUROPE                         ADDRESS                   POSTAL CODE
         ------                         -------                   -----------
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


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
         EUROPE                         ADDRESS                   POSTAL CODE
         ------                         -------                   -----------
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


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
           UK                           ADDRESS                   POSTAL CODE
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


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
           UK                           ADDRESS                   POSTAL CODE
           --                           -------                   -----------
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

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
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

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
           UK                           ADDRESS                   POSTAL CODE
           --                           -------                   -----------
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


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
    ASIA -- PACIFIC                     ADDRESS
    ---------------                     -------
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


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

    LATIN AMERICA -- CARIBBEAN                     ADDRESS
    --------------------------                     -------
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(GLOBAL CROSSING LOGO)


                AMENDMENT #16 TO BANDWIDTH / CAPACITY AGREEMENT

                            LIMELIGHT NETWORKS, INC.

                                AUGUST 24, 2006

This is Amendment #16 to the Bandwidth/Capacity Agreement between Global
Crossing Bandwidth, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder ("GLOBAL CROSSING"), and LimeLight
Networks, Inc. ("LIMELIGHT" or "CUSTOMER"), dated August 29, 2001, as amended
(the "AGREEMENT").

1. Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

2.    The following shall be incorporated into the Agreement as Section 26:

      "26.  Customer shall comply with Global Crossing's Acceptable Use and
            Security Policies (the "Policy"), as set forth in Section 6 of
            Exhibit C (IP Transit Service Schedule) in Amendment #10, and such
            Policy shall apply to the entire Agreement. For clarity, the Policy shall apply to all current and future Services provided under the Agreement."

3.    Limelight's IP Transit Pricing, identified as Exhibit C(a) in the
      Agreement and last revised in Amendment #15, shall be revised according to the table below.

    AGGREGATE
 BANDWIDTH USAGE
ACROSS ALL PORTS    MRC PER Mbps
   IN GIGABITS
----------------    ------------
      [ * ]            [ * ]
      [ * ]            [ * ]
      [ * ]            [ * ]
      [ * ]            [ * ]
      [ * ]            [ * ]
      [ * ]            [ * ]

4. All other IP Transit terms and/or pricing not specifically modified in this Amendment shall remain in place. In addition, the revised IP Transit rates contained herein shall remain in place for a [ * ] period following the effective date of this Amendment. Therefore, no [ * ] shall take place within a [ * ] period after the effective date of this Amendment.

5. In the event that a customer is extended a [ * ] for IP Transit Service at [ * ], then Global Crossing agrees to [ * ], even if such proposal is within the [ * ] as set out in item #4 above.

6. Provided Customer signs this Amendment and returns it to Global Crossing no later than the close of business on August 25, 2006, the revised IP Transit rates included herein shall be effective as of September 1, 2006 (August 2006 usage). In the event this Amendment #16 is not returned by said date, the revised rates shall be effective with Customer's first full Billing Cycle following the execution of this Amendment by Global Crossing.

7. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #16 shall remain in full force and effect.

8. Each individual executing below on behalf of a Party hereby represents and warrants to the other Party that such individual is duly authorized to so execute, and to deliver, this Amendment.

9. This Amendment #16 shall be effective as of the date signed by Global Crossing below.


GLOBAL CROSSING BANDWIDTH, INC.          LIMELIGHT NETWORKS, INC.


By:   /s/ Greg Spraetz                   By: /s/ Gary Baldus
    --------------------------------         --------------------------------
      Greg Spraetz                             Gary Baldus
      Senior Vice President                    Vice President of Infrastructure


Date:                                    Date:
      ------------------------------           ---------------------------------

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